PROSPECTUS TIAA-CREF INSTITUTIONAL MUTUAL FUNDS INSTITUTIONAL CLASS FEBRUARY 1, 2006

Growth Equity	Large-Cap Value Index	Small-Cap Blend Index

Growth & Income	Equity Index	International Equity Index

International Equity	S&P 500 Index	Social Choice Equity

Large-Cap Value	Mid-Cap Growth Index	Real Estate Securities

Mid-Cap Growth	Mid-Cap Value Index	Bond

Mid-Cap Value	Mid-Cap Blend Index	Inflation-Linked Bond

Small-Cap Equity	Small-Cap Growth Index	Money Market

Large-Cap Growth Index	Small-Cap Value Index

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PROSPECTUS

FEBRUARY 1, 2006

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS

Institutional Class

•	Growth Equity Fund

•	Growth & Income Fund

•	International Equity Fund

•	Large-Cap Value Fund

•	Mid-Cap Growth Fund

•	Mid-Cap Value Fund

•	Small-Cap Equity Fund

•	Large-Cap Growth Index Fund

•	Large-Cap Value Index Fund

•	Equity Index Fund

•	S&P 500 Index Fund

•	Mid-Cap Growth Index Fund

•	Mid-Cap Value Index Fund

•	Mid-Cap Blend Index Fund

•	Small-Cap Growth Index Fund

•	Small-Cap Value Index Fund

•	Small-Cap Blend Index Fund

•	International Equity Index Fund

•	Social Choice Equity Fund

•	Real Estate Securities Fund

•	Bond Fund

•	Inflation-Linked Bond Fund

•	Money Market Fund

This prospectus describes twenty-three of the investment portfolios of the TIAA-CREF Institutional Mutual Funds, or “Funds,” which currently offer three classes of shares: Retirement Class, Institutional Class and Retail Class shares. This prospectus describes the Institutional Class shares.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

          The twenty-three Funds of the Institutional Class of the TIAA-CREF Institutional Mutual Funds offered in this Prospectus are divided into four general types:

•	Nineteen Equity Funds that invest primarily in equity securities. The Equity Funds consist of three subcategories of Equity Funds reflecting different investment management techniques. They are:

Active Equity Funds:

	•	Growth Equity Fund

	•	Growth & Income Fund

	•	International Equity Fund

	•	Large-Cap Value Fund

	•	Mid-Cap Growth Fund

	•	Mid-Cap Value Fund

	•	Small-Cap Equity Fund

Index Funds:

	•	Large-Cap Growth Index Fund

	•	Large-Cap Value Index Fund

	•	Equity Index Fund

	•	S&P 500 Index Fund

	•	Mid-Cap Growth Index Fund

	•	Mid-Cap Value Index Fund

	•	Mid-Cap Blend Index Fund

	•	Small-Cap Growth Index Fund

	•	Small-Cap Value Index Fund

	•	Small-Cap Blend Index Fund

	•	International Equity Index Fund

Specialty Equity Fund:

	•	Social Choice Equity Fund

•	The Real Estate Securities Fund, which invests primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

•	Two Fixed-Income Funds, which primarily invest in fixed-income securities:

	•	Bond Fund

	•	Inflation-Linked Bond Fund

•	The Money Market Fund, which invests primarily in high-quality, short-term money market instruments.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	3

GENERAL INFORMATION ABOUT THE FUNDS

          This Prospectus describes twenty-three Funds offered by the Institutional Class of the TIAA-CREF Institutional Mutual Funds. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and its non-fundamental investment restrictions may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

          Each Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. The term “equity securities” means an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of the 80% policy of the Funds, the term includes common stocks, preferred stocks, convertible securities, warrants, and other securities which, by their terms, are convertible to common stock. Shareholders will receive at least 60 days’ prior notice before changes are made to this policy.

          Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

The Equity Funds

          This prospectus includes nineteen Funds that invest primarily in equity securities. There are three subcategories of Equity Funds: Active Equity Funds, Index Funds and Specialty Equity Funds.

          Risks of Investing in the Equity Funds

          In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

          An investment in an Equity Fund will be subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or

4	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

The Funds that make foreign investments, particularly the International Equity and International Equity Index Funds, are subject to:

•

Foreign Investment Risk—The risk of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

The Funds that are managed according to a growth or value investment style are subject to:

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Fund’s growth investing or value investing style falls out of favor with investors for a period of time.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	5

The Funds that are managed according to a growth investment style are subject to:

•

Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The Funds that are managed according to a value investment style are subject to:

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

The Index Funds are subject to:

•

Index Risk. This is the risk that a Fund’s performance will not match its index for any period of time. Although each Index Fund attempts to closely track the investment performance of its respective index, an Index Fund may not duplicate the exact composition of its index. In addition, unlike a Fund, the returns of an index are not reduced by investment and other operating expenses and, therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time.

         The Funds that invest in mid- and small-cap securities, particularly the Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index and Small-Cap Blend Index Funds, are subject to:

•

Small-Cap/Mid-Cap Risk—Smaller company securities may experience steeper fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

6	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

Active Equity Funds

          Growth Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index, the Russell 1000® Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, company risk, style risk and foreign investment risk. It is also subject to special risks of growth investing. In addition, by focusing on the securities of larger companies, the Fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Growth & Income Fund

          Investment Objective: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	7

          Principal Investment Strategies: The Fund invests at least 80% of its assets in: (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. The Fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The Fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index, the S&P 500® Index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, company risk, and modest foreign investment risk. There are also special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. In addition, by focusing on the securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and these companies may grow more slowly than the economy as a whole or not at all. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          International Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the Fund’s country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the Fund’s sector and country exposure against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. While the Fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis that is

8	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

designed to track the performance of the emerging markets segment of the MSCI EAFE® Index. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

          The Fund looks for companies of all sizes with:

•	sustainable earnings growth;

•	focused management with successful track records;

•	unique and easy-to-understand franchises (brands);

•	stock prices that do not fully reflect the stock’s potential value, based on current earnings; assets, and long-term growth prospects; and

•	consistent generation of free cash flow.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

          Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	9

          Who May Want to Invest: The Fund may be appropriate for investors who seek high long-term total returns, understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Large-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Mid-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s

10	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

benchmark index (the Russell Midcap® Growth Index), that present the opportunity for growth.

          The Fund seeks equity securities of companies believed to have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new and emerging areas of the economy, that have distinctive products or services, and that are growing faster than the overall equity market. The Fund may also invest in companies that we believe to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

          We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, substantial company risk, moderate foreign investment risk and mid-cap risk. The Fund also is subject to substantial style risk, in that growth investing may fall out of favor with investors, as well as the special risks of growth investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Mid-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	11

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth.

          The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, substantial company risk, mid-cap risk, and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Small-Cap Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

          The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. The Fund uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including:

•	the valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects; and

•	the price and volume trends of the stock.

          The score is used to form the portfolio, along with the following additional inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	correlations between the performance of the stocks in the universe; and

•	trading costs.

12	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

          The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

          The Fund’s strategy is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s analysis.

          Special Investment Risks: The Fund is subject to market risk, very substantial company risk and small-cap risk. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

Index Funds

          Each of the Index Funds seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the various U.S. or foreign markets of publicly-traded stocks, as represented by a broad stock market index. The Index Funds may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. Each of the Index Funds is described below.

          Principal Investment Strategy: Each Index Fund is designed to track various U.S. or foreign equity markets as a whole or a segment of these markets. Each Fund primarily invests its net assets in equity securities selected to track a designated broad stock market index. Because the return of an index is not reduced by investment and other operating expenses, a Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by an Index Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

          Special Investment Risks: Each Index Fund is subject to substantial market and index risk as well as modest company risk. Although each Index Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index and is subject to certain investment and operating expenses, which the index does not have. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time.

          Who May Want to Invest: Each of the Index Funds may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of its designated index.

          The index for each Index Fund is shown in the table below. These indices are described in detail below in “More About Benchmark and Other Indices.”

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	13

Index Fund	Index

Large-Cap Growth Index Fund	Russell 1000® Growth Index
Large-Cap Value Index Fund	Russell 1000® Value Index
Equity Index Fund	Russell 3000® Index
S&P 500 Index Fund	S&P 500® Index
Mid-Cap Growth Index Fund	Russell Midcap® Growth Index
Mid-Cap Value Index Fund	Russell Midcap® Value Index
Mid-Cap Blend Index Fund	Russell Midcap® Index
Small-Cap Growth Index Fund	Russell 2000® Growth Index
Small-Cap Value Index Fund	Russell 2000® Value Index
Small-Cap Blend Index Fund	Russell 2000® Index
International Equity Index Fund	MSCI EAFE® Index

          Large-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

          Fund Benchmark: Russell 1000® Growth Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, and the special risks associated with growth investing.

          Large-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

          Fund Benchmark: Russell 1000® Value Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Value Index Fund is subject to style risk and the risks of value investing.

          Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

          Fund Benchmark: Russell 3000® Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Equity Index Fund is subject to more than moderate company risk. The prices of equity securities of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow

14	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

product lines, have limited operating histories and lack management depth. Such securities also may be thinly-traded.

          S&P 500 Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

          Fund Benchmark: S&P 500® Index.

          Additional Special Investment Risks: An investment in securities of larger companies carries with it the risk that the company (and its earnings) may grow more slowly than the economy as a whole, or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

          Mid-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

          Fund Benchmark: Russell Midcap® Growth Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, the special risks associated with growth investing, and mid-cap risk.

          Mid-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

          Fund Benchmark: Russell Midcap® Value Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Value Index Fund is subject to style risk, the risks of value investing and mid-cap risk.

          Mid-Cap Blend Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

          Fund Benchmark: Russell Midcap® Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Blend Index Fund is subject to more than modest company risk and mid-cap risk.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	15

          Small-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

          Fund Benchmark: Russell 2000® Growth Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Growth Index Fund is subject to very substantial company risk and to style risk, because growth investing may fall out of favor with investors. It is also subject to the special risks associated with growth investing and small-cap risk. The Fund is exposed to the risks of investing in equity securities of smaller companies.

          Small-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

          Fund Benchmark: Russell 2000® Value Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Value Index Fund is subject to very substantial company risk, style risk in that value investing may fall out of favor with investors, the risks of value investing and small-cap risk.

          Small-Cap Blend Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

          Fund Benchmark: Russell 2000® Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Blend Index Fund is subject to very substantial company risks and small-cap risk.

          International Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

          Fund Benchmark: MSCI EAFE® Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the International Equity Index Fund is subject to very substantial foreign investment risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

16	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

          In addition, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging countries.

Specialty Equity Fund

          TIAA-CREF Institutional Mutual Funds includes the following Specialty Equity Fund: the Social Choice Equity Fund.

          Social Choice Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

          Principal Investment Strategies: The Fund invests primarily in equity securities that meet its social criteria. The Fund attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. It does this by investing in companies included in the KLD Research & Analytics,

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	17

Inc.’s (“KLD”) Broad Market Social IndexSM (the “KLD BMS Index”),1 which is a subset of companies in the Russell 3000® Index screened to eliminate companies that do not meet certain “social” criteria.

          Companies that are currently excluded from the KLD BMS Index include:

•	Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;

•	Companies that derive any revenues from gambling;

•	Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;

•	Companies that derive significant revenues from the production of military weapons; and

•	Electric utilities that own interests in nuclear power plants.

          The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

•	Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality and research and development;

•

Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;

•	Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;

[1]

The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD’s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the KLD Indexes or any data or any security (or combination thereof) included therein.

The KLD BMS IndexSM is derived from the constituents of the Russell 3000® Index. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company (“FRC”). The use of the Russell 3000® Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

18	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

•	Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;

•	Corporate Governance, including executive compensation, tax disputes, and accounting practices;

•

Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

•

Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family-friendly employee benefits, and contracts with women and minority suppliers.

          The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000® Index. As of December 31, 2005, the KLD BMS Index comprised approximately 2,273 companies in the Russell 3000® Index that passed certain exclusionary and qualitative screens.

          The Fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes. The Fund may invest up to 15% of its total assets in foreign investments.

          Special Investment Risks: The Fund is subject to market risk, company risk, and moderate index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain “social” criteria.

          Real Estate Securities Fund

          Investment Objective: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund uses a combination of both active management and indexed strategies. The Fund will use an active strategy using a research-oriented process with a focus on cash flows and asset values when we

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	19

believe there is an opportunity to increase shareholder value. The Fund will utilize an indexed strategy to keep the Fund close to its benchmark when we do not perceive that there are opportunities to increase shareholder value utilizing an active management strategy. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry.

          An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Dow Jones Wilshire Real Estate Securities Index.

          Special Investment Risks: The Fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income risk, substantial market risk and very substantial company risk, as described under “Risks of Investing in the Equity Funds” above and “Risks of Investing in The Fixed-Income Funds” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

          There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

20	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

          In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

          The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

Fixed-Income Funds

          TIAA-CREF Institutional Mutual Funds includes two Funds that primarily invest in fixed-income securities: the Bond Fund and the Inflation-Linked Bond Fund.

          Risks of Investing in the Fixed-Income Funds

          An investment in a Fixed-Income Fund will be subject to the following principal investment risks described below:

•

Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	21

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

          In addition to the principal investment risks set forth above, special risks associated with a particular Fixed-Income Fund are discussed in the following Fund summaries. The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

          Bond Fund

          Investment Objective: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in investment-grade bonds and other bonds. The Fund also invests in other fixed-income securities. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. We do not rely exclusively on rating agencies when making investment decisions. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The Fund overweights or underweights individual securities or sectors relative to its benchmark index, the Lehman Brothers U.S. Aggregate Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The Fund is managed to maintain an

22	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

average duration that is similar to the Lehman Brothers U.S. Aggregate Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2005, the duration of the Lehman Brothers U.S. Aggregate Index was 5.11 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers.

          The Bond Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

          The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Teachers Advisors, Inc. (“Advisors”), the Fund’s investment advisor, to predict correctly mortgage prepayments and interest rates.

          The Fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

          Special Investment Risks: The Fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	23

investment grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

          Under the Fund’s mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

          Securities originally rated “investment grade” are sometimes subsequently downgraded, should a ratings agency like Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. We will attempt to sell any security held by the Fund which is downgraded to a below investment grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income mutual fund.

          Inflation-Linked Bond Fund

          Investment Objective: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in inflation-indexed bonds — fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

          Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

          The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (“CPI-U”). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury

24	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

          The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its total assets.

          The Fund is managed to maintain a duration that is similar to its benchmark index, the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2005, the duration of the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index was 8.25 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund will invest in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

          The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its total assets are invested in fixed-income securities rated below investment grade.

          Special Investment Risks: The Fund is subject to interest rate risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest. Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in “Taxes.” As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a “value preservation” option.

Money Market Fund

          TIAA-CREF Institutional Mutual Funds includes one Fund that primarily invests in high-quality, short-term money market instruments. This Fund is described below.

          Money Market Fund

          Investment Objective: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	25

          Principal Investment Strategies: The Fund invests primarily in high-quality short-term money market instruments.

          The Fund invests in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and/or

(9)

Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

          The Money Market Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30 percent of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

          The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

          The benchmark index for the Fund is the iMoneyNet Money Fund Report AverageTM—All Taxable.

          Special Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to market risk, company risk, income volatility, interest rate risk,

26	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

prepayment risk and extension risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          Who May Want to Invest: The Fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

PAST PERFORMANCE

          The bar charts and performance tables help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts show the performance of the Institutional Class shares of the Funds, before taxes, in each full calendar year since inception (i.e., the average annual total returns). Below each chart we note the best and worst returns for a calendar quarter since inception of the particular class of the Fund. The performance table following the charts shows each Fund’s returns (before and after taxes, where applicable) over the 2005 calendar year and since inception of the Fund, and how those returns compare to those of broad-based securities market indices. The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors to: (1) waive a portion of the investment management fees payable to Advisors for services it provided to the Funds under the investment management agreement, and (2) reimburse the Funds so that “other expenses,” which do not include investment management fees, do not exceed, annually, a certain percentage of each Fund’s average daily net assets. Without these waivers and reimbursements, the returns on certain Funds would have been lower. How the Funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	27

AVERAGE ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS

GROWTH EQUITY FUND

Best quarter: 22.43%, for the quarter ended December 31, 1999. Worst quarter: –22.50%, for the quarter ended March 31, 2001.

GROWTH & INCOME FUND

Best quarter: 15.98%, for the quarter ended December 31, 1999. Worst quarter: –16.46%, for the quarter ended September 30, 2002.

INTERNATIONAL EQUITY FUND

Best quarter: 37.68%, for the quarter ended December 31, 1999. Worst quarter: –19.39%, for the quarter ended September 30, 2002.

LARGE-CAP VALUE FUND

Best quarter: 18.45%, for the quarter ended June 30, 2003. Worst quarter: –5.51%, for the quarter ended March 31, 2003.

28	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

MID-CAP GROWTH FUND

Best quarter: 18.40%, for the quarter ended December 31, 2004. Worst quarter: –4.22%, for the quarter ended September 30, 2004.

MID-CAP VALUE FUND

Best quarter: 18.86%, for the quarter ended June 30, 2003. Worst quarter: –3.87%, for the quarter ended March 31, 2003.

SMALL-CAP EQUITY FUND

Best quarter: 23.52%, for the quarter ended June 30, 2003. Worst quarter: –5.54%, for the quarter ended March 31, 2005.

LARGE-CAP GROWTH INDEX FUND

Best quarter: 14.17%, for the quarter ended June 30, 2003. Worst quarter: –5.33%, for the quarter ended September 30, 2004.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	29

LARGE-CAP VALUE INDEX FUND

Best quarter: 17.07%, for the quarter ended June 30, 2003. Worst quarter –4.79%, for the quarter ended March 31, 2003.

EQUITY INDEX FUND

Best quarter: 16.22%, for the quarter ended June 30, 2003. Worst quarter: 17.24%, for the quarter ended September 30, 2002.

S&P 500 INDEX FUND

Best quarter: 15.30%, for the quarter ended June 30, 2003. Worst quarter: –3.18%, for the quarter ended March 31, 2003.

MID-CAP GROWTH INDEX FUND

Best quarter: 18.65%, for the quarter ended June 30, 2003. Worst quarter: –4.39%, for the quarter ended September 30, 2004.

30	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

MID-CAP VALUE INDEX FUND

Best quarter: 17.83%, for the quarter ended June 30, 2003. Worst quarter –4.05%, for the quarter ended March 31, 2003.

MID-CAP BLEND INDEX FUND

Best quarter: 18.21%, for the quarter ended June 30, 2003. Worst quarter: –2.38%, for the quarter ended March 31, 2003.

SMALL-CAP GROWTH INDEX FUND

Best quarter: 24.06%, for the quarter ended June 30, 2003. Worst quarter: –6.89%, for the quarter ended March 31, 2005.

SMALL-CAP VALUE INDEX FUND

Best quarter: 22.63%, for the quarter ended June 30, 2003. Worst quarter: –5.06%, for the quarter ended March 31, 2003.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	31

SMALL-CAP BLEND INDEX FUND

Best quarter: 23.22%, for the quarter ended June 30, 2003. Worst quarter: –5.40%, for the quarter ended March 31, 2005.

INTERNATIONAL EQUITY INDEX FUND

Best quarter: 19.29%, for the quarter ended June 30, 2003. Worst quarter: –8.09%, for the quarter ended March 31, 2003.

REAL ESTATE SECURITIES FUND

Best quarter: 15.14%, for the quarter ended June 30, 2003. Worst quarter: –6.81%, for the quarter ended March 31, 2005.

SOCIAL CHOICE EQUITY FUND

Best quarter: 16.24%, for the quarter ended June 30, 2003. Worst quarter: –16.32%, for the quarter ended September 30, 2002.

32	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

BOND FUND

Best quarter: 5.02%, for the quarter ended September 30, 2001. Worst quarter: –2.31%, for the quarter ended June 30, 2004.

INFLATION-LINKED BOND FUND

Best quarter: 5.06%, for the quarter ended March 31, 2004. Worst quarter: –3.14%, for the quarter ended June 30, 2004.

MONEY MARKET FUND

Best quarter: 1.65%, for the quarter ended December 31, 2000. Worst quarter: 0.25%, for the quarter ended March 31, 2004.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	33

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year (January 1, 2005 to December 31, 2005)	Five Years (January 1, 2001 to December 31, 2005)	Since Inception to December 31, 2005

GROWTH EQUITY FUND
Inception Date: July 1, 1999
Return Before Taxes	5.33%	–4.83%	–4.54%
Return After Taxes on Distributions	5.24%	–5.07%	–4.83%
Return After Taxes on Distributions and Sale of Fund Shares	3.60%	–4.15%	–3.89%
Russell 1000® Growth Index	5.26%	–3.58%	–3.76%

GROWTH & INCOME FUND
Inception Date: July 1, 1999
Return Before Taxes	6.35%	–0.45%	–0.40%
Return After Taxes on Distributions	4.09%	–1.14%	–1.09%
Return After Taxes on Distributions and Sale of Fund Shares	7.17%	–0.49%	–0.51%
S&P 500® Index	4.91%	0.54%	0.09%

INTERNATIONAL EQUITY FUND
Inception Date: July 1, 1999
Return Before Taxes	14.78%	4.56%	6.41%
Return After Taxes on Distributions	13.16%	3.68%	5.45%
Return After Taxes on Distributions and Sale of Fund Shares	11.35%	3.58%	5.14%
MSCI EAFE® Index	13.54%	4.60%	4.26%

LARGE-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	5.16%	N/A	21.01%
Return After Taxes on Distributions	4.21%	N/A	19.31%
Return After Taxes on Distributions and Sale of Fund Shares	4.13%	N/A	17.58%
Russell 1000® Value Index	7.05%	N/A	19.20%

MID-CAP GROWTH FUND
Inception Date: October 1, 2002
Return Before Taxes	9.78%	N/A	24.23%
Return After Taxes on Distributions	9.34%	N/A	23.37%
Return After Taxes on Distributions and Sale of Fund Shares	6.95%	N/A	20.92%
Russell Midcap® Growth Index	12.10%	N/A	24.05%

34	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year (January 1, 2005 to December 31, 2005)	Five Years (January 1, 2001 to December 31, 2005)	Since Inception to December 31, 2005

MID-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	11.86%	N/A	27.19%
Return After Taxes on Distributions	10.14%	N/A	25.55%
Return After Taxes on Distributions and Sale of Fund Shares	8.40%	N/A	23.06%
Russell Midcap® Value Index	12.65%	N/A	24.86%

SMALL-CAP EQUITY FUND
Inception Date: October 1, 2002
Return Before Taxes	3.44%	N/A	22.98%
Return After Taxes on Distributions	1.34%	N/A	20.95%
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	N/A	19.19%
Russell 2000® Index	4.55%	N/A	22.46%

LARGE-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	5.03%	N/A	14.33%
Return After Taxes on Distributions	4.81%	N/A	12.83%
Return After Taxes on Distributions and Sale of Fund Shares	3.56%	N/A	11.94%
Russell 1000® Growth Index	5.26%	N/A	14.54%

LARGE-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	6.92%	N/A	19.00%
Return After Taxes on Distributions	6.15%	N/A	17.89%
Return After Taxes on Distributions and Sale of Fund Shares	5.28%	N/A	16.17%
Russell 1000® Value Index	7.05%	N/A	19.20%

EQUITY INDEX FUND
Inception Date: July 1, 1999
Return Before Taxes	6.05%	1.50%	1.14%
Return After Taxes on Distributions	4.76%	0.93%	0.55%
Return After Taxes on Distributions and Sale of Fund Shares	5.68%	1.15%	0.78%
Russell 3000® Index	6.12%	1.58%	1.28%

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	35

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year (January 1, 2005 to December 31, 2005)	Five Years (January 1, 2001 to December 31, 2005)	Since Inception to December 31, 2005

S&P 500 INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	4.80%	N/A	15.90%
Return After Taxes on Distributions	4.57%	N/A	15.52%
Return After Taxes on Distributions and Sale of Fund Shares	3.43%	N/A	13.75%
S&P 500® Index	4.91%	N/A	16.05%

MID-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	12.02%	N/A	23.89%
Return After Taxes on Distributions	10.61%	N/A	21.39%
Return After Taxes on Distributions and Sale of Fund Shares	9.10%	N/A	19.89%
Russell Midcap® Growth Index	12.10%	N/A	24.05%

MID-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	12.67%	N/A	24.75%
Return After Taxes on Distributions	10.08%	N/A	22.74%
Return After Taxes on Distributions and Sale of Fund Shares	10.69%	N/A	21.03%
Russell Midcap® Value Index	12.65%	N/A	24.86%

MID-CAP BLEND INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	12.51%	N/A	24.40%
Return After Taxes on Distributions	11.18%	N/A	23.03%
Return After Taxes on Distributions and Sale of Fund Shares	9.40%	N/A	20.89%
Russell Midcap® Index	12.65%	N/A	24.62%

SMALL-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	3.91%	N/A	21.64%
Return After Taxes on Distributions	2.92%	N/A	19.76%
Return After Taxes on Distributions and Sale of Fund Shares	3.87%	N/A	18.27%
Russell 2000® Growth Index	4.15%	N/A	21.82%

36	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year (January 1, 2005 to December 31, 2005)	Five Years (January 1, 2001 to December 31, 2005)	Since Inception to December 31, 2005

SMALL-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	4.57%	N/A	22.88%
Return After Taxes on Distributions	2.28%	N/A	19.92%
Return After Taxes on Distributions and Sale of Fund Shares	4.97%	N/A	18.82%
Russell 2000® Value Index	4.71%	N/A	22.99%

SMALL-CAP BLEND INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	4.44%	N/A	22.27%
Return After Taxes on Distributions	2.79%	N/A	20.56%
Return After Taxes on Distributions and Sale of Fund Shares	4.85%	N/A	18.93%
Russell 2000® Index	4.55%	N/A	22.46%

INTERNATIONAL EQUITY INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	13.40%	N/A	23.87%
Return After Taxes on Distributions	13.02%	N/A	23.38%
Return After Taxes on Distributions and Sale of Fund Shares	9.29%	N/A	20.88%
Morgan Stanley EAFE® Index	13.54%	N/A	24.00%

REAL ESTATE SECURITIES FUND
Inception Date: October 1, 2002
Return Before Taxes	7.19%	N/A	25.19%
Return After Taxes on Distributions	2.23%	N/A	19.81%
Return After Taxes on Distributions and Sale of Fund Shares	4.97%	N/A	18.76%
Dow Jones Wilshire Real Estate Securities Index	14.06%	N/A	26.20%

SOCIAL CHOICE EQUITY FUND
Inception Date: July 1, 1999
Return Before Taxes	6.67%	1.64%	1.17%
Return After Taxes on Distributions	6.46%	1.30%	0.70%
Return After Taxes on Distributions and Sale of Fund Shares	4.63%	1.25%	0.75%
Russell 3000® Index	6.12%	1.58%	1.28%

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	37

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(Before and After Taxes)

	One Year (January 1, 2005 to December 31, 2005)	Five Years (January 1, 2001 to December 31, 2005)	Since Inception to December 31, 2005

BOND FUND
Inception Date: July 1, 1999
Return Before Taxes	2.37%	5.92%	6.41%
Return After Taxes on Distributions	0.87%	3.66%	4.00%
Return After Taxes on Distributions and Sale of Fund Shares	1.53%	3.71%	4.01%
Lehman Brothers U.S. Aggregate Index	2.43%	5.87%	6.35%

INFLATION-LINKED BOND FUND
Inception Date: October 1, 2002
Return Before Taxes	2.71%	N/A	5.96%
Return After Taxes on Distributions	0.53%	N/A	4.20%
Return After Taxes on Distributions and Sale of Fund Shares	2.15%	N/A	4.15%
Lehman Brothers U.S. Treasury
Inflation-Protected Securities Index	2.84%	N/A	6.18%

MONEY MARKET FUND
Inception Date: July 1, 1999
Return Before Taxes	3.22%	2.28%	3.15%
i MoneyNet Money Fund
Report AverageTM—All Taxable	2.66%	1.81%	2.67%

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

          Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

          The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (“IRAs”).

          The benchmark indices reflect no deductions for fees, expenses or taxes.

          For the Money Market Fund’s most current 7-day yield, please call us at 800 897-9069.

38	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

FEES AND EXPENSES

          The following tables describe the fees and expenses that you pay if you buy and hold Institutional Class shares of the Funds:

SHAREHOLDER FEES (deducted directly From gross amount of transaction)	Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0%

(continued on next page)

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	39

INSTITUTIONAL CLASS1
ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

	Management Fees	Other Expenses[2]	Total Annual Fund Operating Expenses	Expense Reimbursement/ Waiver[3]	Net Annual Fund Operating Expenses

Growth Equity Fund	0.08%	0.06%	0.14%	—	0.14%
Growth & Income Fund	0.45%	0.07%	0.52%	0.39%[4]	0.13%
International Equity Fund	0.50%	0.12%	0.62%	0.02%	0.60%
Large-Cap Value Fund	0.45%	0.06%	0.51%	0.01%	0.50%
Mid-Cap Growth Fund	0.48%	0.11%	0.59%	0.04%	0.55%
Mid-Cap Value Fund	0.48%	0.09%	0.57%	0.02%	0.55%
Small-Cap Equity Fund	0.48%	0.07%	0.55%	—	0.55%
Large-Cap Growth Index Fund	0.04%	0.04%	0.08%	—	0.08%
Large-Cap Value Index Fund	0.04%	0.04%	0.08%	—	0.08%
Equity Index Fund	0.04%	0.04%	0.08%	—	0.08%
S&P 500 Index Fund	0.04%	0.04%	0.08%	—	0.08%
Mid-Cap Growth Index Fund	0.04%	0.05%	0.09%	0.01%	0.08%
Mid-Cap Value Index Fund	0.04%	0.04%	0.08%	—	0.08%
Mid-Cap Blend Index Fund	0.04%	0.04%	0.08%	—	0.08%
Small-Cap Growth Index Fund	0.04%	0.05%	0.09%	0.01%	0.08%
Small-Cap Value Index Fund	0.04%	0.04%	0.08%	—	0.08%
Small-Cap Blend Index Fund	0.04%	0.04%	0.08%	—	0.08%
International Equity Index Fund	0.04%	0.11%	0.15%	—	0.15%
Social Choice Equity Fund	0.15%	0.06%	0.21%	0.01%	0.20%
Real Estate Securities Fund	0.50%	0.08%	0.58%	0.03%	0.55%
Bond Fund	0.30%	0.06%	0.36%	0.01%	0.35%
Inflation-Linked Bond Fund	0.30%	0.05%	0.35%	—	0.35%
Money Market Fund	0.10%	0.05%	0.15%	—	0.15%

[1]

Fund shareholders approved a new investment management agreement, effective February 1, 2006 (except Growth Equity Fund). The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and other new arrangements if they had been in effect during the fiscal year ended September 30, 2005.

[2]

The figures shown for Other Expenses (which do not include Management Fees) for these Funds are based on each Fund’s actual operating expenses for the fiscal year ended September 30, 2005. The Funds’ “other expenses” may be higher or lower than in fiscal year 2005 due to their new expense structure.

[3]

Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis: 0.04% of average daily net assets for the Large-Cap Growth Index, Large-Cap Value Index, Equity Index, S&P 500 Index, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index and Small-Cap Blend Index Funds; 0.05% of average daily net assets for the Growth & Income, Large-Cap Value, Social Choice Equity, Real Estate Securities, Bond, Inflation-Linked Bond, and Money Market Funds; 0.06% of average daily net assets for the Growth Equity Fund; 0.07% of average daily net assets for the Mid-Cap Growth, Mid-Cap Value, and Small-Cap Equity Funds; 0.10% of average daily net assets for the International Equity Fund; and 0.11% of average daily net assets for the International Equity Index Fund. These expense reimbursement agreements are currently expected to continue through at least April 30, 2010 for the Index Funds and April 30, 2007 for the other Funds and can only be changed with the approval of the Board of Trustees.

[4]

Along with the agreement to limit Other Expenses, Advisors has also contractually agreed to waive the portion of its Management Fee for Growth & Income Fund that exceeds 0.08% of average daily net assets through at least April 30, 2007.

40	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

          Example

          The following example is intended to help you compare the cost of investing in Institutional Class shares of the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year, that the Fund’s operating expenses remain the same, and that there is no expense reimbursement agreement in place after April 30, 2010 for the Index Funds and April 30, 2007 for the other Funds or any advisory fee waiver in place for Growth & Income Fund after April 30, 2007. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Growth Equity Fund	$14	$45	$79	$179
Growth & Income Fund	$13	$127	$252	$615
International Equity Fund	$61	$197	$344	$772
Large-Cap Value Fund	$51	$163	$284	$640
Mid-Cap Growth Fund	$56	$185	$325	$734
Mid-Cap Value Fund	$56	$181	$316	$712
Small-Cap Equity Fund	$56	$176	$307	$689
Large-Cap Growth Index Fund	$8	$26	$45	$103
Large-Cap Value Index Fund	$8	$26	$45	$103
Equity Index Fund	$8	$26	$45	$103
S&P 500 Index Fund	$8	$26	$45	$103
Mid-Cap Growth Index Fund	$8	$28	$50	$115
Mid-Cap Value Index Fund	$8	$26	$45	$103
Mid-Cap Blend Index Fund	$8	$26	$45	$103
Small-Cap Growth Index Fund	$8	$26	$46	$111
Small-Cap Value Index Fund	$8	$26	$45	$103
Small-Cap Blend Index Fund	$8	$26	$45	$103
International Equity Index Fund	$15	$48	$85	$192
Social Choice Equity Fund	$20	$67	$117	$267
Real Estate Securities Fund	$56	$183	$321	$723
Bond Fund	$36	$115	$201	$455
Inflation-Linked Bond Fund	$36	$113	$197	$443
Money Market Fund	$15	$48	$85	$192

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	41

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT MANAGEMENT STYLES

          Growth Investing. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

          Value Investing. This is a portfolio management style that typically involves seeking securities that:

•	Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what one believes is the issuer’s potential value; and

•	Appear attractive using discounted cash flow models.

          Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARKS AND OTHER INDICES

          The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

          Russell 1000® Growth Index

          This is the benchmark index for the Growth Equity Fund and the Large-Cap Growth Index Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of

42	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2005, the market capitalization of companies in the Russell 1000® Growth Index ranged from $900 million to $372 billion, with a mean market capitalization of $14.3 billion and a median market capitalization of $5.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          S&P 500® Index

          This is the benchmark index for the Growth & Income Fund and the S&P 500 Index Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology and financial companies of the U.S. markets. The index focuses on the Large-Cap segment of the market, with over 80% coverage of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time.

          MSCI EAFE® Index

          This is the benchmark index for the International Equity Fund and the International Equity Index Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most “investable” stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country’s free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE® Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

          Russell 1000® Value Index

          This is the benchmark for the Large-Cap Value Fund and the Large-Cap Value Index Fund. The Russell 1000® Value Index is a subset of the Russell 1000®

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	43

Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2005, the market capitalization of companies in the Russell 1000® Value Index ranged from $560 million to $372 billion, with a mean market capitalization of $13.3 billion and a median market capitalization of $4.8 billion.

          Russell Midcap® Growth Index

          This is the benchmark for the Mid-Cap Growth Fund and the Mid-Cap Growth Index Fund. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap® Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2005, the market capitalization of companies in the Russell Midcap® Growth Index ranged from $1 billion to $18.4 billion, with a mean market capitalization of $5.3 billion and a median market capitalization of $4 billion.

          Russell Midcap® Value Index

          This is the benchmark for the Mid-Cap Value Fund and the Mid-Cap Value Index Fund. The Russell Midcap® Value Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap® Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2005, the market capitalization of companies in the Russell Midcap® Value Index ranged from $560 million to $18.1 billion, with a mean market capitalization of $5.2 billion and a median market capitalization of $3.8 billion.

          Russell 2000® Index

          This is the benchmark for the Small-Cap Equity Fund and the Small-Cap Blend Index Fund. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 200 , the market capitalization of companies in the Russell 2000®

44	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

Index ranged from $26 million to $4.4 billion, with a mean market capitalization of $740 million and a median market capitalization of $600 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

          Russell 3000® Index

          This is the benchmark for the Equity Index Fund and the Social Choice Equity Fund. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2005, the market capitalization of companies in the Russell 3000® Index ranged from $26 million to $372 billion, with a mean market capitalization of $5 billion and a median market capitalization of $1 billion. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

          Russell Midcap® Index

          This is the benchmark for the Mid-Cap Blend Index Fund. The Russell Midcap® Index represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. As of December 31, 2005, the market capitalization of companies in the Russell Midcap® Index ranged from $560 million to $18.4 billion, with a mean market capitalization of $5.2 billion and a median market capitalization of $3.9 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          Russell 2000® Growth Index

          This is the benchmark for the Small-Cap Growth Index Fund. The Russell 2000® Growth Index is a subset of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2005, the market capitalization of companies in the Russell 2000® Growth Index ranged from $26 million to $4.4 billion, with a mean market capitalization of $740 million and a median market capitalization of $610 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          Russell 2000® Value Index

          This is the benchmark for the Small-Cap Value Index Fund. The Russell 2000® Value Index is a subset of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2005, the market capitalization of companies in the Russell 2000® Value Index ranged from $38 million to $3.5 billion, with a mean market capitalization of $730 million and a median market capitalization of $60

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	45

million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          Dow Jones Wilshire Real Estate Securities Index

          This is the benchmark for the Real Estate Securities Fund. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The Dow Jones Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Dow Jones Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Dow Jones Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, net lease REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. A Company in the Dow Jones Wilshire Real Estate Securities Index must have a capitalization of at least $200 million at the time of its inclusion. If a company’s total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

          Lehman Brothers U.S. Aggregate Index

          This is the benchmark for the Bond Fund. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 6,453 issues. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. To be selected for inclusion in the Lehman Brothers Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

          Lehman Brothers U.S. Treasury Inflation-Protected Securities Index

          This is the benchmark for the Inflation-Linked Bond Fund. The Lehman Brothers U.S. Treasury Inflation-Protected Securities Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the CPI-U. To be selected for inclusion in the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index, the securities must have at least one year to final maturity and a minimum par amount outstanding of $250 million.

46	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

ADDITIONAL INVESTMENT STRATEGIES

          Equity Funds

          The Equity Funds may invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities.

          Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Equity Funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund’s investment objective and restrictions.

          The Real Estate Securities Fund

          The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above in the section entitled “Additional Investment Strategies for the Equity Funds” as well as the investment strategies used by the Fixed-Income Funds that are described below in the section entitled “Additional Investment Strategies for the Fixed-Income Funds.”

          The Fixed-Income Funds

          The Fixed-Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund’s investment objective and restrictions.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	47

          The Money Market Fund

          The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. We cannot assure you that we will be able to maintain a stable net asset value of $1.00 per share for this Fund.

          PORTFOLIO HOLDINGS

          A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

          PORTFOLIO TURNOVER

          A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes shareholders. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Funds will have higher portfolio turnover rates than the Index Funds. Also, certain trading strategies utilized by the Fixed-Income Funds may increase portfolio turnover. The portfolio turnover rates of the Funds during recent fiscal periods are included below under Financial Highlights.

SHARE CLASSES

          TIAA-CREF Institutional Mutual Funds offers the following share classes for investors (a Fund may not offer all classes of shares):

•

Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through Teachers Insurance and Annuity Association of America (“TIAA”) or its affiliates, in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans. (TIAA, together with its affiliated companies, shall hereinafter be referred to as “TIAA-CREF.”) Retirement Class shares also may be offered through custody accounts established by individuals as IRAs through TIAA-CREF. Retirement Class shares generally have higher non-investment management expenses than Institutional Class shares to pay for higher administrative expenses.

•

Institutional Class shares are available for purchase only by certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other persons, such as tuition savings or prepaid plans, who have entered into

48	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares, or other affiliates of TIAA-CREF that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans.

•

Retail Class shares generally are offered directly to the investing public. The Retail Class has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 through which it can reimburse the Fund’s distributor or other entities for their efforts to distribute or promote Retail Class shares. Retail Class shares generally have higher non-investment management expenses than Institutional Class shares since they have higher administrative and distribution expenses.

          Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUNDS

THE FUNDS’ INVESTMENT ADVISER

          Advisors manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of the College Retirement Equities Fund (“CREF”). As of December 31, 2005, Advisors and Investment Management together had $188.5 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	49

          Advisors’ manages the assets of the Funds described in this prospectus pursuant to two separate investment management agreements: (1) the original agreement that dates from the Funds’ inception (the “Original Management Agreement”) which continues to apply only to Growth Equity Fund; (2) a new agreement, effective February 1, 2006, that was approved by shareholders of every Fund but Growth Equity Fund (the “New Management Agreement”). The annual investment management fees charged under each Management Agreement with respect to each Fund, effective February 1, 2006, are as follows:

Investment Management Fees

GROWTH EQUITY FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)

All Assets	0.08%

Under the Original Management Agreement

INTERNATIONAL EQUITY FUND*
REAL ESTATE SECURITIES FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.50%
Over $1.0—$2.5	0.48%
Over $2.5—$4.0	0.46%
Over $4.0	0.44%

GROWTH & INCOME FUND*
LARGE-CAP VALUE FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.45%
Over $1.0—$2.5	0.43%
Over $2.5—$4.0	0.41%
Over $4.0	0.39%

50	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

MID-CAP GROWTH FUND*
MID-CAP VALUE FUND*
SMALL-CAP EQUITY FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$0.5	0.48%
Over $0.5—$0.75	0.46%
Over $0.75—$1.00	0.44%
Over $1.0	0.42%

LARGE-CAP GROWTH INDEX FUND
LARGE-CAP VALUE INDEX FUND
EQUITY INDEX FUND
S&P 500 INDEX FUND
MID-CAP GROWTH INDEX FUND
MID-CAP VALUE INDEX FUND
MID-CAP BLEND INDEX FUND
SMALL-CAP GROWTH INDEX FUND
SMALL-CAP VALUE INDEX FUND
SMALL-CAP BLEND INDEX FUND
INTERNATIONAL EQUITY INDEX FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)

All Assets	0.04%

SOCIAL CHOICE EQUITY FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)

All Assets	0.15%

BOND FUND*
INFLATION-LINKED BOND FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.30%
Over $1.0—$2.5	0.29%
Over $2.5—$4.0	0.28%
Over $4.0	0.27%

MONEY MARKET FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)

All Assets	0.10%

*	To understand the impact of these breakpoints, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	51

PORTFOLIO MANAGEMENT TEAMS

         Each Fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

GROWTH EQUITY FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Susan Hirsch Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Jennison Associates – 2000 to 2005	0.3	30.8	0.3

Gregory B. Lutrell, CFA Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	15.1	20.7	3.1

GROWTH & INCOME FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Susan Kempler Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Citigroup Asset Management – 1997 to 2005	0.10	18.4	0.10

INTERNATIONAL EQUITY FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Yumiko Miura Managing Director	Stock Selection – Asia/Pacific	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	10.2	20.8	3.8

Christopher F. Semenuk Managing Director	Stock Selection – Europe	Teachers Advisors, Inc., TIAA and its affiliates – 1993 to Present	12.7	18.7	6.7

52	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

LARGE-CAP VALUE FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Richard Cutler Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	9.1	14.8	3.3

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Jennison Associates – 2000 to 2004	1.7	19.1	1.7

MID-CAP GROWTH FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Gregory B. Lutrell, CFA Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	15.1	20.7	2.9

MID-CAP VALUE FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Richard Cutler Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	9.1	14.8	3.3

Athanasios (Tom) Kolefas, CFA Managing Director to 2004	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Jennison Associates – 2000	1.7	19.1	1.7

SMALL-CAP EQUITY FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Daniel O. Glickman Director	Quantitative Stock Selection & Portfolio Construction	Teachers Advisors, Inc., TIAA and its affiliates – 2001 to Present	4.1	9.0	3.3

Victor Samoilovich Director	Quantitative Stock Selection & Portfolio Construction – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 2000 to Present	5.6	26.7	3.3

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	53

LARGE-CAP GROWTH INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

LARGE-CAP VALUE INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

EQUITY INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

54	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

S&P 500 INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

MID-CAP GROWTH INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

MID-CAP VALUE INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	55

MID-CAP BLEND INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

SMALL-CAP GROWTH INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

SMALL-CAP VALUE INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

56	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

SMALL-CAP BLEND INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

INTERNATIONAL EQUITY INDEX FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

SOCIAL CHOICE EQUITY FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.3

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	57

REAL ESTATE SECURITIES FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2002. Teachers Advisors, Inc TIAA and its affiliates – 2005 to Present. RBC Capital Markets 2002 to 2005, Robertson Stephens 1999 to 2002	1.0	14.8	0.0

David Copp Associate	Trading - REITS		0.6	9.6	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	0.0

BOND FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

John M. Cerra Managing Director	Fixed Income Security Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1985 to Present	20.10	20.10	2.4

Richard W. Cheng Director	Fixed Income Security Selection – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	8.7	14.9	4.2

Stephen Liberatore, CFA Director	Fixed Income Security Selection – Corporate Bonds	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Nationwide Mutual Insurance Company – 2003 to 2004, Protective Life Corporation – 1999 to 2002	1.7	11.8	1.7

Steven Raab, CFA Director	Fixed Income Security Selection – MBS, CMBS & ABS	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	12.3	14.6	1.10

58	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

INFLATION-LINKED BOND FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Michael F. Ferraro, CFA Director	Fixed Income Security Selection – Trader/Research	Teachers Advisors, Inc., TIAA and its affiliates – 1998 to Present	7.9	31.8	3.3

Joseph P. Rolston Director	Fixed Income Security Selection – Trader/Research	Teachers Advisors, Inc., TIAA and its affiliates – 1984 to Present	21.3	27.1	3.3

Steven I. Traum Managing Director	Fixed Income Security Selection – Trader/ Research – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1983 to Present	23.1	26.1	2.7

MONEY MARKET FUND

			Total Years/Months Experience
	Portfolio Role/ Coverage/ Expertise/Specialty
Name & Title		Experience Over Past Five Years	At TIAA	Total	On Team

Michael F. Ferraro, CFA Director	Fixed Income Security Selection – Trader/Research	Teachers Advisors, Inc., TIAA and its affiliates – 1998 to Present	7.9	31.8	6.7

Joseph P. Rolston Director	Fixed Income Security Selection – Trader/Research	Teachers Advisors, Inc., TIAA and its affiliates – 1984 to Present	21.3	27.1	6.7

Steven I. Traum Managing Director	Fixed Income Security Selection Trader/ Research – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1983 to Present	23.1	26.1	6.7

          The Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

OTHER SERVICES

          With respect to Growth Equity Fund, TIAA-CREF Institutional Mutual Funds has entered into a Service Agreement with Advisors, under which Advisors has agreed to provide or arrange for a number of services to the Fund, including transfer agency, dividend disbursing, accounting, administrative and shareholder services. Growth Equity Fund’s compensation to Advisors for these services is reflected as an administrative expense of the Fund. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Service Agreement.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	59

          The Funds that are subject to the New Management Agreement are not parties to the Service Agreement described above. Instead, responsibility for payment of their administrative expenses is allocated either directly to the Funds or to Advisors through the New Management Agreement.

DISTRIBUTION ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes each Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Fund. TPIS may seek reimbursement under the Retail Class distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of Retail Class shares. In addition, TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Retirement or Institutional Class shares. Payments to intermediaries may include payments to certain third party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

CALCULATING SHARE PRICE

          We determine the net asset value (“NAV”) per share, or share price, of a Fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). We will not price Fund shares on days that the NYSE is closed. We compute a Fund’s NAV by dividing the value of the Fund’s assets, less its liabilities, by the number of outstanding shares of that Fund.

          If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          For Funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before a Fund’s NAV is calculated. The use of fair value

60	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

pricing may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we feel the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

          Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we feel the last market quotation is not readily available or we feel it does not represent the fair value of that security.

          Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          To calculate the Money Market Fund’s NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	61

DIVIDENDS AND DISTRIBUTIONS

          Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

Fund	Dividend Paid

Growth Equity Fund	Annually
Growth & Income Fund	Quarterly
International Equity Fund	Annually
Large-Cap Value Fund	Annually
Mid-Cap Growth Fund	Annually
Mid-Cap Value Fund	Annually
Small-Cap Equity Fund	Annually
Large-Cap Growth Index Fund	Annually
Large-Cap Value Index Fund	Annually
Equity Index Fund	Annually
S&P 500 Index Fund	Annually
Mid-Cap Growth Index Fund	Annually
Mid-Cap Value Index Fund	Annually
Mid-Cap Blend Index Fund	Annually
Small-Cap Growth Index Fund	Annually
Small-Cap Value Index Fund	Annually
Small-Cap Blend Index Fund	Annually
International Equity Index Fund	Annually
Social Choice Equity Fund	Annually
Real Estate Securities Fund	Quarterly
Bond Fund	Monthly
Inflation-Linked Bond Fund	Quarterly
Money Market Fund	Monthly

          Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

          We intend to pay net capital gains from Funds that have them once a year.

          Dividends and capital gain distributions paid to holders of Retirement Class shares of a Fund will automatically be reinvested in additional shares of the Fund. Holders of Institutional Class or Retail Class shares can elect from among the following distribution options:

1.

Reinvestment Option, Same Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of another Fund in which you already hold shares.

62	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

3.	Income-Earned Option. We automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. We automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. We send a check for your dividend and each capital gain distribution.

          We make distributions for each Fund on a per share basis to the shareholders of record on the Fund’s distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below). Cash distribution checks will be mailed within seven days of the distribution date.

TAXES

          As with any investment, you should consider how your investment in any Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15 percent to individual investors (or at 5 percent to individual investors who are in the 10-percent or 15-percent tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          Under recent legislation, a portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified income received by a Fund. Notwithstanding this, certain holding period requirements with respect to an individual’s shares in a Fund may apply to

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	63

prevent the individual from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28 percent of all the taxable distributions and redemption proceeds paid from your account during 2006. We are also required to begin backup withholding if instructed by the IRS to do so.

          “Buying a dividend.” If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify in your hands for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

64	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

          Special considerations for Inflation-Linked Bond Fund shareholders. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

          Clients of TIAA-CREF Trust Company, FSB. If you purchased Fund shares through TIAA-CREF Trust Company, FSB, it is responsible for providing you with a statement showing taxable distributions paid to you from each Fund.

          Taxes Related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with Institutional or Retirement Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES

HOW TO PURCHASE SHARES

          Eligible Investors

          Institutional class shares of TIAA-CREF Institutional Mutual Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”), such as TIAA-CREF Trust Company, FSB (the “Trust Company”), or other persons, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	65

401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans. Collectively with TIAA-CREF Intermediaries, these other contractually eligible investors are referred to as “Eligible Investors” in the rest of this prospectus.

          Purchases by Eligible Investors

          Only Eligible Investors may invest in the Funds. All other prospective investors should contact their TIAA-CREF Intermediary for applicable purchase requirements. All purchases must be in U.S. dollars.

          There may be circumstances when we will not permit Eligible Investors to invest in one or more of the Funds. We reserve the right to suspend or terminate the offering of shares by one or more Funds. We also reserve the right to reject any specific purchase request.

          We impose no minimum investment requirement for Eligible Investors and consider all requests for purchases to be received when they are received in “good order” (see page 69). However, investors purchasing Institutional Class shares through Eligible Investors (like financial intermediaries or employee plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares. Please contact your intermediary or plan sponsor for more information.

          To purchase shares, an Eligible Investor should instruct its bank to wire money to:

State Street Bank and Trust Company
ABA Number 011000028
DDA Number 9905-454-6.

          Specify on the wire:

(1)	TIAA-CREF Institutional Mutual Funds;

(2)	account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

(3)	whether the investment is for a new or existing account (provide Fund account number if existing); and

(4)	the Fund or Funds in which you want to invest, and amount to be invested in each.

          Investing through the Trust Company

          Clients of the Trust Company may invest in TIAA-CREF Institutional Mutual Funds only through the Trust Company, which is an Eligible Investor and serves as the TIAA-CREF Intermediary for its clients. Contact the Trust Company regarding how investments in Fund shares are held for your benefit. In addition to the fees and expenses deducted by the Funds, you may be charged a fee by the Trust Company for the services it provides you.

66	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

          Points to Remember for All Purchases

•

Each investment by an Eligible Investor in TIAA-CREF Institutional Mutual Funds must be for a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; we will return these investments.

•

If you invest in TIAA-CREF Institutional Mutual Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their TIAA-CREF Intermediary (in addition to the fees and expenses deducted by the Funds).

•

If we do not receive good funds through wire transfer, we will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds.

•

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor to purchase shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact their TIAA-CREF Intermediary.

HOW TO REDEEM SHARES

          Redemptions by Eligible Investors

          Eligible Investors can redeem (sell) their Fund shares at any time. If your shares were purchased through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares purchased through an Eligible

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	67

Investor must be redeemed by the Eligible Investor. For further information, contact your TIAA-CREF Intermediary.

          We will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

          We accept redemption orders through a telephone request made by calling 800 897-9069.

          Usually, we send redemption proceeds to the Eligible Investor on the second business day after we receive a redemption request, but not later than seven days afterwards, assuming the request is in good order (see page 69). If a redemption is requested shortly after a recent purchase by check, the redemption proceeds may not be paid until payment for the purchase is collected. This can take up to ten days.

          We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          We send redemption proceeds to the Eligible Investor at the address or bank account of record. If proceeds are to be sent elsewhere, we will require a letter of instruction from the Eligible Investor with a signature guarantee. We can send the redemption proceeds by check to the address of record or by wire transfer.

          Redeeming Shares through the Trust Company

          If you purchased shares through the Trust Company, it is responsible for making any redemption proceeds available to you. In addition, the Trust Company may impose its own restrictions on your ability to redeem shares. Please contact the Trust Company directly for more information.

          In-Kind Redemptions of Shares

          Large redemptions by any Eligible Investor that exceed the lesser of $250,000 or 1% of a Fund’s assets during any 90-day period may be considered detrimental to the Fund’s other shareholders. Therefore, at its sole discretion, the Fund may require that you take a “distribution in-kind” upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner represent a portion of the Fund’s entire portfolio.

HOW TO EXCHANGE SHARES

          Exchanges by Eligible Investors

          Eligible Investors can exchange Institutional Class shares in a Fund for Institutional Class shares of any other Fund at any time. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) If you hold shares through a TIAA-CREF Intermediary or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer

68	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

identification number. An exchange is considered a sale of securities, and therefore is a taxable event.

          We reserve the right, at our sole discretion, to reject any exchange request and to modify, suspend, or terminate the exchange privilege at any time for any shareholder or class of shareholders. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market timing activity.

          Eligible Investors can make an exchange through a telephone request by calling 800 897-9069. Once made, an exchange request cannot be modified or canceled.

          Making Exchanges through the Trust Company

          If you purchased shares through the Trust Company, it is responsible for making any exchanges on your behalf. In addition, the Trust Company may impose its own restrictions on your ability to make exchanges. Please contact the Trust Company directly for more information.

OTHER INVESTOR INFORMATION

          Good Order. Requests for transactions by Eligible Investors will not be processed until they are received in good order. “Good order” means that an Eligible Investor’s transaction request includes its Fund account number, the amount of the transaction (in dollars or shares), signatures of all account owners exactly as registered on the account, and any other supporting legal documentation that may be required.

          Share Price. If an Eligible Investor purchases or redeems shares anytime before the NYSE closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If an Eligible Investor makes a purchase or redemption request after the NYSE closes, the transaction price will be the NAV per share for the next business day. If you purchased shares through an Eligible Investor, the Eligible Investor (including the Trust Company) may require you to communicate to it any purchase, redemption, or exchange request before a specified deadline earlier than 4:00 p.m. in order to receive that day’s NAV per share as the transaction price.

          Taxpayer Identification Number. Each Eligible Investor must provide its taxpayer identification number (which, for most individuals, is your social security number) to us and indicate whether or not it is subject to back-up withholding. If an Eligible Investor does not furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

          Signature Guarantee. For some transaction requests by an Eligible Investor, we may require a letter of instruction from the Eligible Investor with a signature guarantee. This requirement is designed to protect you and the TIAA-CREF Institutional Mutual Funds from fraud, and to comply with rules on stock transfers.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	69

          Transferring Shares. An Eligible Investor may transfer ownership of its shares to another person or organization that also qualifies as an Eligible Investor or may change the name on its account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are shareholders who may try to profit from exchanging shares back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs.

          Other than fair value pricing of our international portfolio securities, no specific market timing or excessive trading policies and procedures have been adopted by the Board of Trustees for Institutional Class shares held through the Trust Company, tuition plans administered by a TIAA-CREF Intermediary, or the TIAA-CREF Lifecycle Funds. It was determined that the nature of these investors makes it unlikely that they would or could market time Fund shares. Trust Company clients must input all trades in Fund shares through the Trust Company, which, as a policy, does not promote or provide market timing services and will not allow clients to utilize a market timing strategy or excessively trade in Fund shares. Additionally, tuition plan investors have limits on their ability to change investment options and may be subject to penalties for early or frequent redemptions. Furthermore, the TIAA-CREF Lifecycle Funds impose market timing restrictions on their shareholders, and Advisors, the investment adviser to the Lifecycle Funds, follows a systemic asset allocation model, with preset target allocations not designed to time the market.

          As we make Institutional Class shares available to additional types of investors, we expect to impose market timing policies for the Institutional Class similar to the policies in place for either the Retirement Class or Retail Class shares, as applicable or necessary. Such policies may include restrictions on the number of exchanges that can be made with respect to Institutional Class shares during a specified time period.

          As with all Funds, we reserve the right to reject any purchase or exchange request that we regard as disruptive to the Funds’ efficient portfolio management. A purchase or exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor. In addition, we can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason, including to prevent market timing. We also fair value price our international portfolio securities when necessary to assure that the Fund prices accurately reflect the value of the portfolio securities held by the Funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

70	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

          The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest through an Eligible Investor, the Eligible Investor may apply its own market timing or excessive trading policies on transactions in Institutional Class shares.

ELECTRONIC PROSPECTUSES

          If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

GLOSSARY

Code The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income Securities Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

Foreign Investments Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

Foreign Issuers Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

U. S. Government Securities Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	71

Investment-Grade A fixed-income security is Investment-Grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations.) Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the Funds’ financials for the fiscal year ended September 30, 2005. Their report appears in TIAA-CREF Institutional Mutual Funds’ Annual Report, which is available without charge upon request.Information reported for fiscal periods before 2005 was audited by the Funds’ former independent registered public accounting firm.

72	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

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Financial highlights	TIAA-CREF Institutional Mutual Funds

	Growth Equity Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$6.31	$5.91	$4.82	$6.40		$12.55

Gain (loss) from investment operations:
Net investment income	0.07 (a)	0.06 (a)	0.05 (a)	0.04	(a)	0.02
Net realized and unrealized gain (loss) on total investments	0.69	0.40	1.14	(1.60)		(5.90)

Total gain (loss) from investment operations	0.76	0.46	1.19	(1.56)		(5.88)

Less distributions from:
Net investment income	(0.07)	(0.06)	(0.10)	(0.02)		(0.02)
Net realized gains	—	—	—	—		(0.25)

Total distributions	(0.07)	(0.06)	(0.10)	(0.02)		(0.27)

Net asset value, end of year	$7.00	$6.31	$5.91	$4.82		$6.40

TOTAL RETURN	12.09%	7.72%	25.10%	(24.44	) %	(47.57	) %

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$115,925	$92,576	$94,433	$487,620		$149,981
Ratio of expenses to average net assets before expense waiver and reimbursement	0.14%	0.15%	0.18%	0.32%		0.41%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.14%	0.15%	0.14%	0.22%		0.22%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.01%	0.93%	0.86%	0.66%		0.38%
Portfolio turnover rate	119%	76%	105%	61%		34%

(a)	Based on average shares outstanding.

74	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	75

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Growth & Income Fund

	Retirement Class			Institutional Class

	For the Years Ended September 30,			For the Years Ended September 30,

	2005	2004	2003(d)	2005	2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.16	$7.39	$6.14	$8.12	$7.36	$6.14	$7.91		$11.24

Gain (loss) from investment operations:
Net investment income	0.13 (a)	0.10 (a)	0.07 (a)	0.18 (a)	0.12 (a)	0.10 (a)	0.09	(a)	0.09
Net realized and unrealized gain (loss) on total investments	0.95	0.75	1.22	0.93	0.76	1.22	(1.78)		(3.15)

Total gain (loss) from investment operations	1.08	0.85	1.29	1.11	0.88	1.32	(1.69)		(3.06)

Less distributions from:
Net investment income	(0.12)	(0.08)	(0.04)	(0.18)	(0.12)	(0.10)	(0.08)		(0.09)
Net realized gains	—	—	—	—	—	—	—		(0.18)

Total distributions	(0.12)	(0.08)	(0.04)	(0.18)	(0.12)	(0.10)	(0.08)		(0.27)

Net asset value, end of year	$9.12	$8.16	$7.39	$9.05	$8.12	$7.36	$6.14		$7.91

TOTAL RETURN	13.32%	11.47%	21.14%	13.70%	11.89%	21.62%	(21.51	) %	(27.66	) %

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$58,731	$35,874	$8,027	$141,199	$625,503	$505,404	$376,529		$169,880
Ratio of expenses to average net assets before expense waiver and reimbursement	0.46%	0.53%	0.48%	0.15%	0.14%	0.15%	0.29%		0.44%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.46%	0.44%	0.47%	0.15%	0.14%	0.14%	0.22%		0.22%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.43%	1.17%	1.02%	2.04%	1.46%	1.48%	1.18%		1.10%
Portfolio turnover rate	223%	77%	150%	223%	77%	150%	128%		50%

(a)	Based on average shares outstanding.

(d)	The Retirement Class commenced operations on October 1, 2002.

76	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	77

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Fund

	Retirement Class			Institutional Class

	For the Years Ended September 30,			For the Years Ended September 30,

	2005	2004	2003(d)	2005	2004	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.49	$8.65	$6.86	$10.29	$8.56	$6.86	$8.08		$12.55

Gain (loss) from investment operations:
Net investment income	0.19 (a)	0.17 (a)	0.13 (a)	0.21 (a)	0.20 (a)	0.17 (a)	0.15	(a)	0.10
Net realized and unrealized gain (loss) on total investments	2.40	1.69	1.66	2.43	1.69	1.65	(1.29)		(4.06)

Total gain (loss) from investment operations	2.59	1.86	1.79	2.64	1.89	1.82	(1.14)		(3.96)

Less distributions from:
Net investment income	(0.11)	(0.02)	—	(0.20)	(0.16)	(0.12)	(0.08)		(0.04)
Net realized gains	(0.56)	—	—	(0.56)	—	—	—		(0.47)

Total distributions	(0.67)	(0.02)	—	(0.76)	(0.16)	(0.12)	(0.08)		(0.51)

Net asset value, end of year	$12.41	$10.49	$8.65	$12.17	$10.29	$8.56	$6.86		$8.08

TOTAL RETURN	25.34%	21.45%	26.15%	26.45%	22.17%	26.90%	(14.28	) %	(32.63	) %

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$231,867	$77,400	$9,863	$668,009	$528,959	$370,026	$205,899		$120,436
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.58%	0.61%	0.21%	0.20%	0.27%	0.44%		0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.55%	0.54%	0.21%	0.20%	0.20%	0.29%		0.29%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.67%	1.63%	1.61%	1.89%	1.98%	2.20%	1.80%		1.51%
Portfolio turnover rate	147%	151%	156%	147%	151%	156%	78%		78%

(a)	Based on average shares outstanding.

(d)	The Retirement Class commenced operations on October 1, 2002.

78	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	79

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class

				For the Period
				September 4, 2002
	For the Years Ended			(commencement
	September 30,			of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.41	$11.55	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.26	0.24	0.21	0.01
Net realized and unrealized gain (loss) on total investments	1.90	2.23	2.24	(0.85)

Total gain (loss) from investment operations	2.16	2.47	2.45	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.06)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.14)	(0.61)	(0.06)	—

Net asset value, end of period	$14.43	$13.41	$11.55	$9.16

TOTAL RETURN	16.23%	21.59%	26.94%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$159,064	$69,314	$9,943	$92
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.51%	0.54%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.87%	1.89%	0.09%
Portfolio turnover rate	113%	154%	185%	25%

	Large-Cap Value Fund

	Institutional Class

				For the Period
				September 4, 2002
	For the Years Ended			(commencement
	September 30,			of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.40	$11.59	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.28	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.92	2.22	2.22	(0.85)

Total gain (loss) from investment operations	2.22	2.50	2.47	(0.84)

Less distributions from:
Net investment income	(0.23)	(0.14)	(0.04)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.21)	(0.69)	(0.04)	—

Net asset value, end of period	$14.41	$13.40	$11.59	$9.16

TOTAL RETURN	16.73%	21.96%	26.98%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$216,512	$31,289	$14,822	$92
Ratio of expenses to average net assets before expense reimbursement	0.14%	0.17%	0.21%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.14%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.11%	2.20%	2.31%	0.11%
Portfolio turnover rate	113%	154%	185%	25%

	Large-Cap Value Fund

	Retail Class

				For the Period
				September 4, 2002
	For the Years Ended			(commencement
	September 30,			of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	113%	154%	185%	25%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

80	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	81

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class

						For the Period
						September 4, 2002
	For the Years Ended					(commencement
	September 30,					of operations)
						to September 30,
	2005		2004	2003		2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23		$12.97	$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01		(0.00 (c)	(0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.31		1.76	3.76		(0.79)

Total gain (loss) from investment operations	3.32		1.76	3.76		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	—	0.00	(c)	—
Net realized gains	(0.67)		(0.50)	0.00	(c)	—

Total distributions	(0.67)		(0.50)	(0.00	)(c)	—

Net asset value, end of period	$16.88		$14.23	$12.97		$9.21

TOTAL RETURN	23.72%		13.48%	40.85%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$131,943		$74,600	$25,519		$92
Ratio of expenses to average net assets before expense reimbursement	0.48%		0.54%	0.73%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%		0.48%	0.47%		0.03%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.06%		(0.01)%	(0.02)%		0.02%
Portfolio turnover rate	115%		148%	162%		19%

	Mid-Cap Growth Fund

	Institutional Class

					For the Period
					September 4, 2002
	For the Years Ended				(commencement
	September 30,				of operations)
					to September 30,
	2005	2004	2003		2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.30	$13.02	$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.06	0.05	0.04		0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.33	1.76	3.77		(0.79)

Total gain (loss) from investment operations	3.39	1.81	3.81		(0.79)

Less distributions from:
Net investment income	(0.01)	(0.03)	—		—
Net realized gains	(0.67)	(0.50)	(0.00	)(c)	—

Total distributions	(0.68)	(0.53)	(0.00)		—

Net asset value, end of period	$17.01	$14.30	$13.02		$9.21

TOTAL RETURN	24.12%	13.88%	41.37%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$20,808	$3,684	$1,887		$92
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.17%	0.39%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%	0.14%		0.01%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.39%	0.32%	0.31%		0.04%
Portfolio turnover rate	115%	148%	162%		19%

	Mid-Cap Growth Fund

	Retail Class

							For the Period
							September 4, 2002
	For the Years Ended						(commencement
	September 30,						of operations)
							to September 30,
	2005		2004		2003		2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	115%		148%		162%		19%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

82	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	83

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class

				For the Period September 4, 2002 (commencement of operations)
	For the Years Ended September 30,
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.38	$11.95	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.25	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	3.60	2.73	2.80	(0.98)

Total gain (loss) from investment operations	3.85	2.94	2.98	(0.97)

Less distributions from:
Net investment income	(0.14)	(0.06)	(0.06)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.71)	(0.51)	(0.06)	—

Net asset value, end of period	$17.52	$14.38	$11.95	$9.03

TOTAL RETURN	27.20%	24.82%	33.27%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$266,360	$92,268	$15,669	$90
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.52%	0.65%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.50%	1.54%	1.52%	0.12%
Portfolio turnover rate	110%	173%	215%	15%

	Mid-Cap Value Fund

	Institutional Class

				For the Period September 4, 2002 (commencement of operations)
	For the Years Ended September 30,
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.44	$12.02	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.26	0.22	0.01
Net realized and unrealized gain (loss) on total investments	3.62	2.74	2.81	(0.98)

Total gain (loss) from investment operations	3.92	3.00	3.03	(0.97)

Less distributions from:
Net investment income	(0.22)	(0.13)	(0.04)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.79)	(0.58)	(0.04)	—

Net asset value, end of period	$17.57	$14.44	$12.02	$9.03

TOTAL RETURN	27.63%	25.36%	33.63%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$25,868	$8,042	$4,009	$90
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.17%	0.32%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.88%	2.05%	0.14%
Portfolio turnover rate	110%	173%	215%	15%

	Mid-Cap Value Fund

	Retail Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	110%	173%	215%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

84	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	85

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations)
					to September 30,
	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$12.62		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.09		0.11	0.01
Net realized and unrealized gain (loss) on total investments	2.19	2.46		3.28	(0.74)

Total gain (loss) from investment operations	2.31	2.55		3.39	(0.73)

Less distributions from:
Net investment income	(0.10)	(0.04)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.80)	(0.97)		(0.04)	—

Net asset value, end of period	$15.71	$14.20	(c)	$12.62	$9.27

TOTAL RETURN	16.35%	20.53	%(c)	36.65%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$170,413	$116,445		$29,036	$93
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.54%		0.95%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%		0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.78%	0.68%		0.89%	0.15%
Portfolio turnover rate	273%	295%		328%	15%

	Small-Cap Equity Fund

	Institutional Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations)
					to September 30,
	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29	$12.68		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.17	0.14		0.14	0.02
Net realized and unrealized gain (loss) on total investments	2.20	2.48		3.29	(0.75)

Total gain (loss) from investment operations	2.37	2.62		3.43	(0.73)

Less distributions from:
Net investment income	(0.12)	(0.08)		(0.02)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.82)	(1.01)		(0.02)	—

Net asset value, end of period	$15.84	$14.29	(c)	$12.68	$9.27

TOTAL RETURN	16.69%	20.98	%(c)	37.12%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$116,652	$45,429		$18,702	$93
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.20%		0.62%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%		0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.11%	1.03%		1.25%	0.17%
Portfolio turnover rate	273%	295%		328%	15%

	Small-Cap Equity Fund

	Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,

	2005	2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.13)	(0.13)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	273%	295%		328%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

86	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	87

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Index Fund

	Retirement Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.56	$11.60	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.05	0.07	0.01
Net realized and unrealized gain (loss) on total investments	1.04	0.82	2.27	(0.72)

Total gain (loss) from investment operations	1.16	0.87	2.34	(0.71)

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.03)	—
Net realized gains	(0.19)	(1.85)	—	—

Total distributions	(0.25)	(1.91)	(0.03)	—

Net asset value, end of period	$11.47	$10.56	$11.60	$9.29

TOTAL RETURN	11.04%	7.03%	25.21%	(7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$22,402	$18,405	$200	$93
Ratio of expenses to average net assets before expense reimbursement	0.43%	0.52%	0.46%	0.03%
Ratio of expenses to average net assets after expense waiver reimbursement	0.43%	0.42%	0.41%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.04%	0.46%	0.68%	0.10%
Portfolio turnover rate	61%	19%	19%	0%

	Large-Cap Growth Index Fund

	Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.48	$11.63	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.11	0.11	0.01
Net realized and unrealized gain (loss) on total investments	1.07	0.80	2.27	(0.72)

Total gain (loss) from investment operations	1.19	0.91	2.38	(0.71)

Less distributions from:
Net investment income	(0.15)	(0.21)	(0.04)	—
Net realized gains	(0.19)	(1.85)	—	—

Total distributions	(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$11.33	$10.48	$11.63	$9.29

TOTAL RETURN	11.41%	7.35%	25.68%	(7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$464,761	$35,800	$34,647	$60,298
Ratio of expenses to average net assets before expense reimbursement	0.08%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets after expense waiver reimbursement	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.08%	0.97%	1.02%	0.12%
Portfolio turnover rate	61%	19%	19%	0%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

88	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	89

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund

	Retirement Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.07	$11.38	$9.26	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.29	0.25	0.23	0.01
Net realized and unrealized gain (loss) on total investments	1.79	1.98	1.96	(0.75)

Total gain (loss) from investment operations	2.08	2.23	2.19	(0.74)

Less distributions from:
Net investment income	(0.24)	(0.21)	(0.07)	—
Net realized gains	(0.39)	(0.33)	—	—

Total distributions	(0.63)	(0.54)	(0.07)	—

Net asset value, end of period	$14.52	$13.07	$11.38	$9.26

TOTAL RETURN	16.18%	19.82%	23.77%	(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$778	$200	$161	$93
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.97%	0.48%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.07%	1.99%	2.17%	0.12%
Portfolio turnover rate	65%	44%	63%	0%

	Large-Cap Value Index Fund

	Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.05	$11.41	$9.26	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.34	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	1.77	1.99	1.97	(0.75)

Total gain (loss) from investment operations	2.11	2.28	2.23	(0.74)

Less distributions from:
Net investment income	(0.27)	(0.31)	(0.08)	—
Net realized gains	(0.39)	(0.33)	—	—

Total distributions	(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$14.50	$13.05	$11.41	$9.26

TOTAL RETURN	16.50%	20.25%	24.20%	(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$433,383	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.08%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.42%	2.34%	2.49%	0.15%
Portfolio turnover rate	65%	44%	63%	0%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

90	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	91

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Equity Index Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.85	$8.07	$6.48	$8.06	$11.37

Gain (loss) from investment operations:
Net investment income	0.18 (a)	0.15 (a)	0.13 (a)	0.11 (a)	0.09
Net realized and unrealized gain (loss) on total investments	1.09	0.99	1.53	(1.63)	(3.20)

Total gain (loss) from investment operations	1.27	1.14	1.66	(1.52)	(3.11)

Less distributions from:
Net investment income	(0.15)	(0.29)	(0.05)	(0.06)	(0.10)
Net realized gains	—	(0.07)	(0.02)	—	(0.10)

Total distributions	(0.15)	(0.36)	(0.07)	(0.06)	(0.20)

Net asset value, end of year	$9.97	$8.85	$8.07	$6.48	$8.06

TOTAL RETURN	14.40%	14.17%	25.79%	(19.04)%	(27.71)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$606,341	$766,707	$1,355,731	$419,771	$101,247
Ratio of expenses to average net assets before expense waiver and reimbursement	0.09%	0.08%	0.09%	0.27%	0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.09%	0.08%	0.08%	0.17%	0.17%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.94%	1.67%	1.71%	1.41%	1.19%
Portfolio turnover rate	24%	26%	5%	14%	7%

(a)	Based on average shares outstanding.

92	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	93

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	S&P 500 Index Fund

	Retirement Class				Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,				For the Years Ended September 30,

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.95	$11.48	$9.32	$10.00	$12.92	$11.52	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.22	0.17	0.14	0.01	0.26	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	1.29	1.36	2.07	(0.69)	1.31	1.36	2.07	(0.69)

Total gain (loss) from investment operations	1.51	1.53	2.21	(0.68)	1.57	1.57	2.25	(0.68)

Less distributions from:
Net investment income	(0.18)	(0.06)	(0.05)	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.20)	—	—	—	(0.20)	—	—	—

Total distributions	(0.38)	(0.06)	(0.05)	—	(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$14.08	$12.95	$11.48	$9.32	$14.08	$12.92	$11.52	$9.32

TOTAL RETURN	11.69%	13.29%	23.77%	(6.80)%	12.20%	13.63%	24.23%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$98,508	$54,914	$12,860	$93	$526,899	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.48%	0.51%	0.03%	0.08%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.43%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.65%	1.31%	1.27%	0.11%	1.92%	1.68%	1.68%	0.13%
Portfolio turnover rate	38%	21%	20%	0%	38%	21%	20%	0%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

94	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	95

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund

	Retirement Class					Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,					For the Years Ended September 30,

	2005	2004	2003			2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.83	$12.91	$9.35		$10.00	$12.85	$12.94	$9.35		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.03	0.01	0.01		0.01	0.07	0.06	0.04		0.01
Net realized and unrealized gain (loss) on total investments	2.79	1.68	3.55		(0.66)	2.81	1.67	3.57		(0.66)

Total gain (loss) from investment operations	2.82	1.69	3.56		(0.65)	2.88	1.73	3.61		(0.65)

Less distributions from:
Net investment income	(0.05)	(0.01)	(0.00	)(c)	—	(0.06)	(0.06)	(0.02)		—
Net realized gains	(1.31)	(1.76)	(0.00	)(c)	—	(1.31)	(1.76)	(0.00	)(c)	—

Total distributions	(1.36)	(1.77)	(0.00	)(c)	—	(1.37)	(1.82)	(0.02)		—

Net asset value, end of period	$14.29	$12.83	$12.91		$9.35	$14.36	$12.85	$12.94		$9.35

TOTAL RETURN	22.86%	13.15%	38.14%		(6.50)%	23.36%	13.50%	38.64%		(6.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$445	$344	$303		$94	$29,431	$23,893	$21,450		$22,352
Ratio of expenses to average net assets before expense reimbursement	0.45%	0.73%	0.48%		0.03%	0.09%	0.11%	0.15%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.45%	0.44%	0.41%		0.03%	0.09%	0.08%	0.08%		0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.19%	0.10%	0.06%		0.05%	0.55%	0.46%	0.38%		0.07%
Portfolio turnover rate	42%	32%	35%		0%	42%	32%	35%		0%

(a)      The percentages shown for this period are not annualized.

(b)      Based on average shares outstanding.

(c)      Amount represents less than $0.01 per share.

96	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	97

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund

	Retirement Class				Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,				For the Years Ended September 30,

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$11.80	$9.30	$10.00	$14.23	$11.83	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.28	0.24	0.21	0.01	0.33	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	3.25	2.65	2.36	(0.71)	3.24	2.66	2.36	(0.71)

Total gain (loss) from investment operations	3.53	2.89	2.57	(0.70)	3.57	2.95	2.61	(0.70)

Less distributions from:
Net investment income	(0.26)	(0.20)	(0.07)	—	(0.30)	(0.26)	(0.08)	—
Net realized gains	(0.95)	(0.29)	—	—	(0.95)	(0.29)	—	—

Total distributions	(1.21)	(0.49)	(0.07)	—	(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$16.52	$14.20	$11.80	$9.30	$16.55	$14.23	$11.83	$9.30

TOTAL RETURN	25.80%	24.92%	27.78%	(7.00)%	26.14%	25.36%	28.21%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$289	$200	$308	$93	$47,420	$37,010	$29,797	$22,239
Ratio of expenses to average net assets before expense reimbursement	0.44%	1.00%	0.48%	0.03%	0.08%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.81%	1.81%	2.04%	0.12%	2.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	43%	23%	24%	0%	43%	23%	24%	0%

(a)     The percentages shown for this period are not annualized.

(b)     Based on average shares outstanding.

98	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	99

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Blend Index Fund

	Retirement Class				Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
				to September 30,				to September 30,
	2005	2004	2003	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35	$12.33	$9.38	$10.00	$14.34	$12.36	$9.39	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.18	0.16	0.13	0.01	0.23	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	3.27	2.28	2.86	(0.63)	3.26	2.29	2.86	(0.62)

Total gain (loss) from investment operations	3.45	2.44	2.99	(0.62)	3.49	2.49	3.02	(0.61)

Less distributions from:
Net investment income	(0.13)	(0.08)	(0.04)	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.77)	(0.34)	—	—	(0.77)	(0.34)	—	—

Total distributions	(0.90)	(0.42)	(0.04)	—	(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$16.90	$14.35	$12.33	$9.38	$16.85	$14.34	$12.36	$9.39

TOTAL RETURN	24.62%	19.94%	32.02%	(6.20)%	25.01%	20.39%	32.31%	(6.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,338	$563	$254	$94	$64,696	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.66%	0.53%	0.03%	0.08%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.41%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.15%	1.13%	1.19%	0.09%	1.48%	1.47%	1.52%	0.11%
Portfolio turnover rate	40%	19%	35%	0%	40%	19%	35%	0%

(a)     The percentages shown for this period are not annualized.

(b)     Based on average shares outstanding.

100	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	101

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund

	Retirement Class				Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,
	For the Years Ended September 30,				For the Years Ended September 30,

	2005	2004	2003	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.54	$13.13	$9.32	$10.00	$13.91	$13.16	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.03	0.01	0.04	0.01	0.07	0.06	0.07	0.01

Net realized and unrealized gain (loss) on total investments	2.52	2.17	3.79	(0.69)	2.36	1.51	3.80	(0.69)

Total gain (loss) from investment operations	2.55	2.18	3.83	(0.68)	2.43	1.57	3.87	(0.68)

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.02)	—	(0.04)	(0.08)	(0.03)	—
Net realized gains	(1.74)	(0.74)	—	—	(1.74)	(0.74)	—	—

Total distributions	(1.78)	(0.77)	(0.02)	—	(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$15.31	$14.54	$13.13	$9.32	$14.56	$13.91	$13.16	$9.32

TOTAL RETURN	17.67%	16.86%	41.11%	(6.80)%	17.73%	11.84%	41.59%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,652	$279	$177	$93	$76,610	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.45%	0.67%	0.48%	0.03%	0.10%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.45%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.18%	0.04%	0.32%	0.09%	0.49%	0.41%	0.66%	0.11%
Portfolio turnover rate	70%	45%	52%	0%	70%	45%	52%	0%

(a)     The percentages shown for this period are not annualized.

(b)     Based on average shares outstanding.

102	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	103

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund

	Retirement Class				Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,				For the Years Ended September 30,

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.00	$12.11	$9.30	$10.00	$14.03	$12.14	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.20	0.18	0.17	0.02	0.25	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	2.17	2.80	2.70	(0.72)	2.15	2.81	2.71	(0.72)

Total gain (loss) from investment operations	2.37	2.98	2.87	(0.70)	2.40	3.04	2.91	(0.70)

Less distributions from:
Net investment income	(0.08)	(0.17)	(0.06)	—	(0.23)	(0.23)	(0.07)	—
Net realized gains	(1.84)	(0.92)	—	—	(1.84)	(0.92)	—	—

Total distributions	(1.92)	(1.09)	(0.06)	—	(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$14.45	$14.00	$12.11	$9.30	$14.36	$14.03	$12.14	$9.30

TOTAL RETURN	17.39%	25.18%	31.04%	(7.00)%	17.62%	25.63%	31.49%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,933	$237	$135	$93	$71,779	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.91%	0.50%	0.03%	0.08%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.42%	1.32%	1.63%	0.20%	1.80%	1.71%	1.96%	0.22%
Portfolio turnover rate	60%	42%	56%	0%	60%	42%	56%	0%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

104	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	105

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Blend Index Fund

	Retirement Class				Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,				For the Years Ended September 30,

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.32	$12.59	$9.31	$10.00	$14.33	$12.62	$9.31	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.13	0.10	0.11	0.01	0.18	0.15	0.14	0.02
Net realized and unrealized gain (loss) on total investments	2.33	2.19	3.21	(0.70)	2.32	2.19	3.22	(0.71)

Total gain (loss) from investment operations	2.46	2.29	3.32	(0.69)	2.50	2.34	3.36	(0.69)

Less distributions from:
Net investment income	(0.12)	(0.07)	(0.04)	—	(0.14)	(0.14)	(0.05)	—
Net realized gains	(1.01)	(0.49)	—	—	(1.01)	(0.49)	—	—

Total distributions	(1.13)	(0.56)	(0.04)	—	(1.15)	(0.63)	(0.05)	—

Net asset value, end of period	$15.65	$14.32	$12.59	$9.31	$15.68	$14.33	$12.62	$9.31

TOTAL RETURN	17.43%	18.26%	35.76%	(6.90)%	17.74%	18.66%	36.21%	(6.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$409	$330	$157	$93	$156,344	$129,263	$103,402	$38,997
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.77%	0.52%	0.03%	0.08%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.86%	0.71%	0.98%	0.15%	1.22%	1.08%	1.31%	0.17%
Portfolio turnover rate	63%	24%	52%	0%	63%	24%	52%	0%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

106	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	107

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund

	Retirement Class				Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.67	$11.51	$9.21	$10.00	$13.70	$11.54	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.27	0.27	0.20	0.02	0.41	0.31	0.25	0.02
Net realized and unrealized gain (loss) on total investments	3.12	2.20	2.14	(0.81)	3.05	2.21	2.12	(0.81)

Total gain (loss) from investment operations	3.39	2.47	2.34	(0.79)	3.46	2.52	2.37	(0.79)

Less distributions from:
Net investment income	(0.11)	(0.26)	(0.04)	—	(0.33)	(0.31)	(0.04)	—
Net realized gains	(0.19)	(0.05)	—	—	(0.19)	(0.05)	—	—

Total distributions	(0.30)	(0.31)	(0.04)	—	(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$16.76	$13.67	$11.51	$9.21	$16.64	$13.70	$11.54	$9.21

TOTAL RETURN	25.04%	21.68%	25.44%	(7.90)%	25.63%	22.06%	25.87%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,247	$789	$116	$92	$237,853	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.50%	0.50%	0.65%	0.03%	0.16%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.50%	0.50%	0.47%	0.03%	0.16%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.78%	2.02%	1.94%	0.22%	2.67%	2.34%	2.51%	0.24%
Portfolio turnover rate	32%	7%	9%	0%	32%	7%	9%	0%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

108	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	109

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class				Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.62	$12.40	$9.72	$10.00	$13.50	$12.32	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.48	0.50	0.57	0.05	0.52	0.53	0.59	0.05
Net realized and unrealized gain (loss) on total investments	2.53	2.49	2.39	(0.31)	2.47	2.48	2.37	(0.31)

Total gain (loss) from investment operations	3.01	2.99	2.96	(0.26)	2.99	3.01	2.96	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.43)	(0.27)	(0.02)	(0.57)	(0.49)	(0.35)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.97)	(1.77)	(0.28)	(0.02)	(2.03)	(1.83)	(0.36)	(0.02)

Net asset value, end of period	$14.66	$13.62	$12.40	$9.72	$14.46	$13.50	$12.32	$9.72

TOTAL RETURN	22.86%	25.81%	30.92%	(2.58)%	22.87%	26.30%	30.94%	(2.56)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,382	$69,980	$14,207	$97	$240,806	$156,193	$99,389	$97
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.50%	0.51%	0.03%	0.17%	0.16%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.47%	0.48%	0.03%	0.17%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.36%	3.88%	4.81%	0.51%	3.66%	4.12%	5.27%	0.53%
Portfolio turnover rate	244%	349%	317%	15%	244%	349%	317%	15%

	Real Estate Securities Fund

	Retail Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	244%	349%	317%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

110	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class

	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	111

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Social Choice Equity Fund

	Retirement Class			Institutional Class

	For the Years Ended September 30,			For the Years Ended September 30,

	2005	2004	2003(d)	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.08	$8.01	$6.41	$8.96	$7.96	$6.41	$8.03	$11.16

Gain (loss) from investment operations:
Net investment income	0.14 (a)	0.10 (a)	0.09 (a)	0.18 (a)	0.14 (a)	0.12 (a)	0.11 (a)	0.10
Net realized and unrealized gain (loss) on total investments	1.17	1.00	1.54	1.16	0.99	1.52	(1.64)	(2.94)

Total gain (loss) from investment operations	1.31	1.10	1.63	1.34	1.13	1.64	(1.53)	(2.84)

Less distributions from:
Net investment income	(0.12)	(0.03)	(0.03)	(0.13)	(0.13)	(0.09)	(0.09)	(0.11)
Net realized gains	(0.04)	—	—	(0.04)	—	—	—	(0.18)

Total distributions	(0.16)	(0.03)	(0.03)	(0.17)	(0.13)	(0.09)	(0.09)	(0.29)

Net asset value, end of year	$10.23	$9.08	$8.01	$10.13	$8.96	$7.96	$6.41	$8.03

TOTAL RETURN	14.41%	13.78%	25.42%	15.03%	14.23%	25.89%	(19.34)%	(25.99)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$50,855	$28,870	$8,936	$114,491	$82,778	$50,790	$36,180	$26,460
Ratio of expenses to average net assets before expense waiver and reimbursement	0.44%	0.52%	0.48%	0.10%	0.10%	0.13%	0.81%	0.97%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%	0.44%	0.43%	0.10%	0.08%	0.08%	0.18%	0.18%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.46%	1.15%	1.16%	1.87%	1.54%	1.65%	1.34%	1.12%
Portfolio turnover rate	17%	7%	28%	17%	7%	28%	22%	5%

(a) Based on average shares outstanding.

(d) The Retirement Class commenced operations on October 1, 2002.

112	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	113

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Bond Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.29	$10.81	$10.72	$10.58	$10.04

Gain (loss) from investment operations:
Net investment income	0.42 (a)	0.41 (a)	0.44 (a)	0.52 (a)	0.61
Net realized and unrealized gain (loss) on total investments	(0.14)	(0.06)	0.17	0.33	0.67

Total gain (loss) from investment operations	0.28	0.35	0.61	0.85	1.28

Less distributions from:
Net investment income	(0.42)	(0.42)	(0.44)	(0.52)	(0.61)
Net realized gains	(0.04)	(0.45)	(0.08)	(0.19)	(0.13)
Return of capital	(0.01)	—	—	—	—

Total distributions	(0.47)	(0.87)	(0.52)	(0.71)	(0.74)

Net asset value, end of year	$10.10	$10.29	$10.81	$10.72	$10.58

TOTAL RETURN	2.86%	3.46%	5.84%	8.52%	13.21%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$1,455,931	$931,386	$1,429,288	$1,170,560	$304,541
Ratio of expenses to average net assets before expense waiver and reimbursement	0.14%	0.14%	0.14%	0.24%	0.30%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.14%	0.14%	0.14%	0.19%	0.19%
Ratio of net investment income to average net assets after expense waiver and reimbursement	4.10%	3.94%	4.08%	5.16%	5.99%
Portfolio turnover rate	274%	90%	169%	181%	267%

(a) Based on average shares outstanding.

114	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	115

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Inflation-Linked Bond Fund

	Institutional Class				Retail Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2005	2004	2003	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.75	$10.51	$10.12	$10.00	$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.43	0.45	0.37	0.02	0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	0.12	0.30	0.31	0.12	0.11	0.24	0.26	0.12

Total gain (loss) from investment operations	0.55	0.75	0.68	0.14	0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.46)	(0.42)	(0.29)	(0.02)	(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	(0.15)	(0.09)	—	—	(0.15)	(0.09)	—	—

Total distributions	(0.61)	(0.51)	(0.29)	(0.02)	(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.69	$10.75	$10.51	$10.12	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	5.19%	7.36%	6.82%	1.37%	5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$325,636	$382,305	$223,138	$101	$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	0.14%	0.15%	0.15%	0.01%	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.14%	0.14%	0.14%	0.01%	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.97%	4.27%	3.56%	0.23%	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	239%	151%	210%	0%	239%	151%	210%	0%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

116	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	117

Financial highlights	TIAA-CREF Institutional Mutual Funds	concluded

	Money Market Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Gain from investment operations:
Net investment income (a)	0.03	0.01	0.01	0.02	0.05

Total gain from investment operations	0.03	0.01	0.01	0.02	0.05

Less distributions from:
Net investment income	(0.03)	(0.01)	(0.01)	(0.02)	(0.05)

Total distributions	(0.03)	(0.01)	(0.01)	(0.02)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	2.68%	1.10%	1.27%	1.89%	5.16%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$200,545	$179,775	$175,247	$188,394	$35,037
Ratio of expenses to average net assets before expense waiver and reimbursement	0.09%	0.09%	0.10%	0.28%	0.94%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.09%	0.09%	0.09%	0.16%	0.16%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.65%	1.10%	1.27%	1.71%	4.91%

(a)	Based on average shares outstanding.

118	Prospectus TIAA-CREF Institutional Mutual Funds • Institutional Class
	TIAA-CREF Institutional Mutual Funds • Institutional Class Prospectus	119

For more information about
TIAA-CREF Institutional Mutual Funds

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”).

The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated in this prospectus by reference.

Annual and semi-annual reports. The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 4674
New York, NY 10164

Over the Internet:
www.tiaa-cref.org/mfs

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

By telephone:
Call 800 478-2966

In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 4674
New York, NY 10164

Important Information about procedures for opening a new account

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What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

811-9301

How to Reach Us

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www.tiaa-cref.org
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Tuition financing programs

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PROSPECTUS TIAA-CREF INSTITUTIONAL MUTUAL FUNDS RETIREMENT CLASS FEBRUARY 1, 2006

Growth & Income	Large-Cap Growth Index	Small-Cap Growth Index

International Equity	Large-Cap Value Index	Small-Cap Value Index

Large-Cap Value	S&P 500 Index	Small-Cap Blend Index

Mid-Cap Growth	Mid-Cap Growth Index	International Equity Index

Mid-Cap Value	Mid-Cap Value Index	Social Choice Equity

Small-Cap Equity	Mid-Cap Blend Index	Real Estate Securities

SIGN UP FOR ELECTRONIC DELIVERY AT www.tiaa-cref.org/howto/edelivery.html

PROSPECTUS

FEBRUARY 1, 2006

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS

Retirement Class

•	Growth & Income Fund

•	International Equity Fund

•	Large-Cap Value Fund

•	Mid-Cap Growth Fund

•	Mid-Cap Value Fund

•	Small-Cap Equity Fund

•	Large-Cap Growth Index Fund

•	Large-Cap Value Index Fund

•	S&P 500 Index Fund

•	Mid-Cap Growth Index Fund

•	Mid-Cap Value Index Fund

•	Mid-Cap Blend Index Fund

•	Small-Cap Growth Index Fund

•	Small-Cap Value Index Fund

•	Small-Cap Blend Index Fund

•	International Equity Index Fund

•	Social Choice Equity Fund

•	Real Estate Securities Fund

This prospectus describes the Retirement Class shares offered by 18 investment portfolios, or “Funds,” of the TIAA-CREF Institutional Mutual Funds.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

          The eighteen Funds of the Retirement Class of the TIAA-CREF Institutional Mutual Funds offered in this Prospectus are divided into two general types:

•	Seventeen Equity Funds that invest primarily in equity securities. The Equity Funds consist of three subcategories of Equity Funds reflecting different investment management techniques. They are:

Active Equity Funds:
	•	Growth & Income Fund
	•	International Equity Fund
	•	Large-Cap Value Fund
	•	Mid-Cap Growth Fund
	•	Mid-Cap Value Fund

Index Funds:
	•	Large-Cap Growth Index Fund
	•	Large-Cap Value Index Fund
	•	S&P 500 Index Fund
	•	Mid-Cap Growth Index Fund
	•	Mid-Cap Value Index Fund
	•	Mid-Cap Blend Index Fund
	•	Small-Cap Growth Index Fund
	•	Small-Cap Value Index Fund
	•	Small-Cap Blend Index Fund
	•	International Equity Index Fund

Specialty Equity Fund:
	•	Social Choice Equity Fund

•	The Real Estate Securities Fund, which invests primarily in equity and fixed- income securities of companies principally engaged in or related to the real estate industry.

GENERAL INFORMATION ABOUT THE FUNDS

          This Prospectus describes eighteen Funds offered by the TIAA-CREF Institutional Mutual Funds. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and its non-fundamental investment restrictions may be changed by the Board of

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	3

Trustees of the TIAA-CREF Institutional Mutual Funds (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

          Each Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. The term “equity securities” means an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of the 80% policy of the Funds, the term includes common stocks, preferred stocks, convertible securities, warrants, and other securities which, by their terms, are convertible to common stock. Shareholders will receive at least 60 days’ prior notice before changes are made to this policy.

          Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

The Equity Funds

          This prospectus includes seventeen Funds that invest primarily in equity securities. There are three subcategories of Equity Funds: Active Equity Funds, Index Funds and Specialty Equity Funds.

          Risks of Investing in the Equity Funds

          In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

          An investment in an Equity Fund will be subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region.

4	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

          The Funds that make foreign investments, particularly the International Equity and International Equity Index Funds, are subject to:

•

Foreign Investment Risk—The risk of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

The Funds that are managed according to a growth or value investment style are subject to:

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Fund’s growth investing or value investing style falls out of favor with investors for a period of time.

The Funds that are managed according to a growth investment style are subject to:

•

Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	5

value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The Funds that are managed according to a value investment style are subject to:
•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

The Index Funds are subject to:

•

Index Risk. This is the risk that a Fund’s performance will not match its index for any period of time. Although each Index Fund attempts to closely track the investment performance of its respective index, an Index Fund may not duplicate the exact composition of its index. In addition, unlike a Fund, the returns of an index are not reduced by investment and other operating expenses and, therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time.

          The Funds that invest in mid- and small-cap securities, particularly the Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index and Small-Cap Blend Index Funds, are subject to:

•

Small-Cap/Mid-Cap Risk—Smaller company securities may experience steeper fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

6	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

Active Equity Funds

          Growth & Income Fund

          Investment Objective: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in: (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. The Fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The Fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index, the S&P 500® Index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, company risk, and modest foreign investment risk. There are also special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. In addition, by focusing on the securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and these companies may grow more slowly than the economy as a whole or not at all. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          International Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the Fund’s country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the Fund’s sector and country

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	7

exposure against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. While the Fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis that is designed to track the performance of the emerging markets segment of the MSCI EAFE® Index. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

          The Fund looks for companies of all sizes with:

•	sustainable earnings growth;

•	focused management with successful track records;

•	unique and easy-to-understand franchises (brands);

•	stock prices that do not fully reflect the stock’s potential value, based on current earnings; assets, and long-term growth prospects; and

•	consistent generation of free cash flow.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

          Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than

8	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

          Who May Want to Invest: The Fund may be appropriate for investors who seek high long-term total returns, understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Large-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to- earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	9

          Mid-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Growth Index), that present the opportunity for growth.

          The Fund seeks equity securities of companies believed to have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new and emerging areas of the economy, that have distinctive products or services, and that are growing faster than the overall equity market. The Fund may also invest in companies that we believe to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

          We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, substantial company risk, moderate foreign investment risk and mid-cap risk. The Fund also is subject to substantial style risk, in that growth investing may fall out of favor with investors, as well as the special risks of growth investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Mid-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

10	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth.

          The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, substantial company risk, mid-cap risk, and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Small-Cap Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation. The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. The Fund uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including:

•	the valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects; and

•	the price and volume trends of the stock.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	11

          The score is used to form the portfolio, along with the following additional inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	correlations between the performance of the stocks in the universe; and

•	trading costs.

          The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

          The Fund’s strategy is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in the portfolio management team’s analysis.

          Special Investment Risks: The Fund is subject to market risk, very substantial company risk and small-cap risk. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

Index Funds

          Each of the Index Funds seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the various U.S. or foreign markets of publicly-traded stocks, as represented by a broad stock market index. The Index Funds may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. Each of the Index Funds is described below.

          Principal Investment Strategy: Each Index Fund is designed to track various U.S. or foreign equity markets as a whole or a segment of these markets. Each Fund primarily invests its net assets in equity securities selected to track a designated broad stock market index. Because the return of an index is not reduced by investment and other operating expenses, a Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by an Index Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

          Special Investment Risks: Each Index Fund is subject to substantial market and index risk as well as modest company risk. Although each Index Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index and is subject to certain investment and operating expenses, which the index does not have. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time.

12	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

          Who May Want to Invest: Each of the Index Funds may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of its designated index.

          The index for each Index Fund is shown in the table below. These indices are described in detail below in “More About Benchmark and Other Indices.”

Index Fund	Index

Large-Cap Growth Index Fund	Russell 1000® Growth Index

Large-Cap Value Index Fund	Russell 1000® Value Index

Equity Index Fund	Russell 3000® Index

S&P 500 Index Fund	S&P 500® Index

Mid-Cap Growth Index Fund	Russell Midcap® Growth Index

Mid-Cap Value Index Fund	Russell Midcap® Value Index

Mid-Cap Blend Index Fund	Russell Midcap® Index

Small-Cap Growth Index Fund	Russell 2000® Growth Index

Small-Cap Value Index Fund	Russell 2000® Value Index

Small-Cap Blend Index Fund	Russell 2000® Index

International Equity Index Fund	MSCI EAFE® Index

          Large-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

          Fund Benchmark: Russell 1000® Growth Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, and the special risks associated with growth investing.

          Large-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

          Fund Benchmark: Russell 1000® Value Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Value Index Fund is subject to style risk and the risks of value investing.

          S&P 500 Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

          Fund Benchmark: S&P 500® Index.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	13

          Additional Special Investment Risks: An investment in securities of larger companies carries with it the risk that the company (and its earnings) may grow more slowly than the economy as a whole, or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

          Mid-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

          Fund Benchmark: Russell Midcap® Growth Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Growth Index Fund is subject to style risk, in that growth investing may fall out of favor with investors, the special risks associated with growth investing, and mid-cap risk.

          Mid-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

          Fund Benchmark: Russell Midcap® Value Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Value Index Fund is subject to style risk, the risks of value investing and mid-cap risk.

          Mid-Cap Blend Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

          Fund Benchmark: Russell Midcap® Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Blend Index Fund is subject to more than modest company risk and mid-cap risk.

          Small-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

          Fund Benchmark: Russell 2000® Growth Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Growth Index Fund is subject to very substantial company risk and to style risk, because growth investing may fall out of favor with investors. It is also subject to the special risks associated with

14	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

growth investing and small-cap risk. The Fund is exposed to the risks of investing in equity securities of smaller companies.

          Small-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

          Fund Benchmark: Russell 2000® Value Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Value Index Fund is subject to very substantial company risk, style risk in that value investing may fall out of favor with investors, the risks of value investing and small-cap risk.

          Small-Cap Blend Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

          Fund Benchmark: Russell 2000® Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Blend Index Fund is subject to very substantial company risks and small-cap risk.

          International Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

          Fund Benchmark: MSCI EAFE® Index.

          Additional Special Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the International Equity Index Fund is subject to very substantial foreign investment risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

          In addition, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties in interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	15

principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging countries.

Specialty Equity Fund

          TIAA-CREF Institutional Mutual Funds includes the following Specialty Equity Fund: the Social Choice Equity Fund.

          Social Choice Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

          Principal Investment Strategies: The Fund invests primarily in equity securities that meet its social criteria. The Fund attempts to track the return of the U.S. stock market as represented by the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. It does this by investing in companies included in the KLD Research & Analytics, Inc.’s (“KLD”) Broad Market Social IndexSM (the “KLD BMS Index”),1 which is a subset of companies in the Russell 3000® Index screened to eliminate companies that do not meet certain “social” criteria.

          Companies that are currently excluded from the KLD BMS Index include:

•	Companies that derive any revenues from the manufacture of alcohol or tobacco products, and retailers that derive significant revenues from the sale of alcohol or tobacco;

•	Companies that derive any revenues from gambling;

[1]

The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD’s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the KLD Indexes or any data or any security (or combination thereof) included therein.

The KLD BMS IndexSM is derived from the constituents of the Russell 3000® Index. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company (“FRC”). The use of the Russell 3000® Index as the universe for the KLD BMS Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD BMS Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

16	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

•	Companies that derive any revenue from the manufacture of firearms and/or ammunition, and retailers that derive significant revenues from the sale of firearms and/or ammunition;

•	Companies that derive significant revenues from the production of military weapons; and

•	Electric utilities that own interests in nuclear power plants.

          The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area do not automatically eliminate the company from the KLD BMS Index. Instead, KLD bases its screening decisions both on the company’s social performance in these areas relative to its industry peers, and the general social and environmental impact of the industries to which each company belongs. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the KLD BMS Index:

•	Safe and useful products, including a company’s record with respect to product safety, marketing practices, commitment to quality and research and development;

•

Employee relations, including a company’s record with respect to labor matters, workplace safety, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans;

•	Human rights, including relations with indigenous peoples, non-U.S. labor relations, and operations in countries that KLD considers to have widespread and well-documented labor rights abuses;

•	Corporate citizenship, including a company’s record with respect to philanthropic activities, community relations, and impact of operations on communities;

•	Corporate Governance, including executive compensation, tax disputes, and accounting practices;

•

Environmental performance, including a company’s record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

•

Diversity, including a company’s record with respect to promotion of women and minorities, equal employment opportunities, family-friendly employee benefits, and contracts with women and minority suppliers.

          The KLD BMS Index is reconstituted once a year based on an updated list of the companies comprising the Russell 3000® Index. As of December 31, 2005, the KLD BMS Index comprised approximately 2,273 companies in the Russell 3000® Index that passed certain exclusionary and qualitative screens.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	17

          The Fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes. The Fund may invest up to 15% of its total assets in foreign investments.

          Special Investment Risks: The Fund is subject to market risk, company risk, and moderate index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain “social” criteria.

          Real Estate Securities Fund

          Investment Objective: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund uses a combination of both active management and indexed strategies. The Fund will use an active strategy using a research-oriented process with a focus on cash flows and asset values when we believe there is an opportunity to increase shareholder value. The Fund will utilize an indexed strategy to keep the Fund close to its benchmark when we do not perceive that there are opportunities to increase shareholder value utilizing an active management strategy. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry.

          An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

18	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

          The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Dow Jones Wilshire Real Estate Securities Index.

          Special Investment Risks: The Fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income risk, substantial market risk and very substantial company risk, as described under “Risks of Investing in the Equity Funds” above and “Risks of Investing in the Fixed-Income Funds” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

          There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the cleanup of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

          In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

          The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	19

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

          Who May Want to Invest: The Fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

PAST PERFORMANCE

          The bar charts and performance tables help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts show the performance of the Retirement Class of the TIAA CREF Institutional Mutual Funds before taxes, in each full calendar year since inception of the particular class of the Fund (i.e., the average annual total returns). Below each chart we note the best and worst returns for a calendar quarter since inception of the particular class of the Fund. The performance table following the charts shows each Fund’s returns (before and after taxes, where applicable) over the 2005 calendar year and since inception of the particular class of the Fund, and how those returns compare to those of broad-based securities market indices. The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors to: (1) waive a portion of the investment management fees payable to Advisors for services it provided to the Funds under the investment management agreement, and (2) reimburse the Funds so that “other expenses,” which do not include investment management fees, do not exceed, annually, a certain percentage of each Fund’s average daily net assets. Without these waivers and reimbursements, the returns on certain Funds would have been lower. How the Funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

20	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

AVERAGE ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS

GROWTH & INCOME FUND

Best quarter: 14.25%, for the quarter ended June 30, 2003. Worst quarter: –3.74%, for the quarter ended March 31, 2003.

INTERNATIONAL EQUITY FUND

Best quarter: 17.98%, for the quarter ended December 31, 2003. Worst quarter: –7.40%, for the quarter ended March 31, 2003.

LARGE-CAP VALUE FUND

Best quarter: 18.37%, for the quarter ended June 30, 2003. Worst quarter: –5.23%, for the quarter ended March 31, 2003.

MID-CAP GROWTH FUND

Best quarter: 18.34%, for the quarter ended June 30, 2003. Worst quarter –4.30%, for the quarter ended September 30, 2004.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	21

MID-CAP VALUE FUND

Best quarter: 18.72%, for the quarter ended June 30, 2003. Worst quarter: –3.98%, for the quarter ended March 31, 2003.

SMALL-CAP EQUITY FUND

Best quarter: 23.38%, for the quarter ended June 30, 2003. Worst quarter: –5.64%, for the quarter ended March 31, 2005.

LARGE-CAP GROWTH INDEX FUND

Best quarter: 14.08%, for the quarter ended June 30, 2003. Worst quarter: –5.38%, for the quarter ended September 30, 2004.

LARGE-CAP VALUE INDEX FUND

Best quarter: 16.98%, for the quarter ended June 30, 2003. Worst quarter: –4.89%, for the quarter ended March 31, 2003.

22	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

S&P 500 INDEX FUND

Best quarter: 15.11%, for the quarter ended June 30, 2003. Worst quarter: –3.18%, for the quarter ended March 31, 2003.

MID-CAP GROWTH INDEX FUND

Best quarter: 18.57%, for the quarter ended June 30, 2003. Worst quarter: –4.47%, for the quarter ended September 30, 2004.

MID-CAP VALUE INDEX FUND

Best quarter: 17.74%, for the quarter ended June 30, 2003. Worst quarter: –4.15%, for the quarter ended March 31, 2003.

MID-CAP BLEND INDEX FUND

Best quarter: 18.01%, for the quarter ended June 30, 2003. Worst quarter: –2.38%, for the quarter ended March 31, 2003.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	23

SMALL-CAP GROWTH INDEX FUND

Best quarter: 23.96%, for the quarter ended June 30, 2003. Worst quarter: –6.96%, for the quarter ended March 31, 2005.

SMALL-CAP VALUE INDEX FUND

Best quarter: 22.55%, for the quarter ended June 30, 2003. Worst quarter: –5.17%, for the quarter ended March 31, 2003.

SMALL-CAP BLEND INDEX FUND

Best quarter: 23.24%, for the quarter ended June 30, 2003. Worst quarter: –5.47%, for the quarter ended March 31, 2005.

INTERNATIONAL EQUITY INDEX FUND

Best quarter: 19.20%, for the quarter ended June 30, 2003. Worst quarter: –8.20%, for the quarter ended March 31, 2003.

24	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

REAL ESTATE SECURITIES FUND

Best quarter: 17.19%, for the quarter ended December 31, 2004. Worst quarter: –6.89%, for the quarter ended March 31, 2005.

SOCIAL CHOICE EQUITY FUND

Best quarter: 15.92%, for the quarter ended June 30, 2003. Worst quarter: –3.14%, for the quarter ended March 31, 2005.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	25

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES

	One Year (January 1, 2005 to December 31, 2005)	Since Inception to December 31, 2005

GROWTH & INCOME FUND
Inception Date: October 1, 2002
Return Before Taxes	6.01%	14.72%
S&P 500® Index	4.91%	16.05%

INTERNATIONAL EQUITY FUND
Inception Date: October 1, 2002
Return Before Taxes	14.02%	23.51%
MSCI EAFE® Index	13.54%	24.00%

LARGE-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	4.81%	20.71%
Russell 1000® Value Index	7.05%	19.20%

MID-CAP GROWTH FUND
Inception Date: October 1, 2002
Return Before Taxes	9.43%	23.83%
Russell Midcap® Growth Index	12.10%	24.05%

MID-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	11.44%	26.75%
Russell Midcap® Value Index	12.65%	24.86%

SMALL-CAP EQUITY FUND
Inception Date: October 1, 2002
Return Before Taxes	3.14%	22.58%
Russell 2000® Index	4.71%	22.99%

LARGE-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	4.70%	13.95%
Russell 1000® Growth Index	5.26%	14.54%

LARGE-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	6.51%	18.59%
Russell 1000® Value Index	7.05%	19.20%

S&P 500 INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	4.47%	15.48%
S&P 500® Index	4.91%	16.05%

26	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES

	One Year (January 1, 2005 to December 31, 2005)	Since Inception to December 31, 2005

MID-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	11.50%	23.43%
Russell Midcap® Growth Index	12.10%	24.05%

MID-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	12.36%	24.34%
Russell Midcap® Value Index	12.65%	24.62%

MID-CAP BLEND INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	12.21%	24.05%
Russell Midcap® Index	12.65%	24.62%

SMALL-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	4.57%	23.38%
Russell 2000® Growth Index	4.15%	21.82%

SMALL-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	4.31%	22.54%
Russell 2000® Value Index	4.71%	22.99%

SMALL-CAP BLEND INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	4.14%	21.88%
Russell 2000® Index	4.55%	22.46%

INTERNATIONAL EQUITY INDEX FUND
Inception Date: October 1, 2002
Return Before Taxes	12.94%	23.41%
Morgan Stanley EAFE® Index	13.54%	24.00%

REAL ESTATE SECURITIES FUND
Inception Date: October 1, 2002
Return Before Taxes	7.13%	25.01%
Dow Jones Wilshire Real Estate Securities Index	14.06%	26.20%

SOCIAL CHOICE EQUITY FUND
Inception Date: October 1, 2002
Return Before Taxes	6.28%	17.12%
Russell 3000® Index	6.12%	22.46%

          We have not shown after-tax returns, since they are not relevant to investors in the Retirement Class, who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

          The benchmark indices reflect no deductions for fees, expenses or taxes.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	27

          Fees and Expenses

          The following tables describe the fees and expenses that you pay if you buy and hold Retirement Class shares of the Funds:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)	Retirement Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0%

RETIREMENT CLASS1

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

	Management Fees	Other Expenses[2]	Total Annual Fund Operating Expenses	Expense Reimbursement/ Waiver[3]	Net Annual Fund Operating Expenses

Growth & Income Fund	0.45%	0.36%	0.81%	0.43%	0.38%
International Equity Fund	0.50%	0.47%	0.97%	0.17%	0.80%
Large-Cap Value Fund	0.45%	0.40%	0.85%	0.10%	0.75%
Mid-Cap Growth Fund	0.48%	0.40%	0.88%	0.10%	0.78%
Mid-Cap Value Fund	0.48%	0.40%	0.88%	0.10%	0.78%
Small-Cap Equity Fund	0.48%	0.40%	0.88%	0.10%	0.78%
Large-Cap Growth Index Fund	0.04%	0.39%	0.43%	0.09%	0.34%
Large-Cap Value Index Fund	0.04%	5.06%	5.10%	4.76%	0.34%
S&P 500 Index Fund	0.04%	0.40%	0.44%	0.10%	0.34%
Mid-Cap Growth Index Fund	0.04%	0.41%	0.45%	0.11%	0.34%
Mid-Cap Value Index Fund	0.04%	1.36%	1.40%	1.06%	0.34%
Mid-Cap Blend Index Fund	0.04%	0.45%	0.49%	0.15%	0.34%
Small-Cap Growth Index Fund	0.04%	1.21%	1.25%	0.91%	0.34%
Small-Cap Value Index Fund	0.04%	0.74%	0.78%	0.44%	0.34%
Small-Cap Blend Index Fund	0.04%	2.64%	2.68%	2.34%	0.34%
International Equity Index Fund	0.04%	1.35%	1.39%	1.05%	0.41%
Social Choice Equity Fund	0.15%	0.40%	0.55%	0.10%	0.45%
Real Estate Securities Fund	0.50%	0.39%	0.89%	0.09%	0.80%

[1]

Shareholders of these Funds approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement if they had been in effect during the fiscal year ended September 30, 2005.

[2]

The figures shown for Other Expenses (which do not include Management Fees) for these Funds are based on each Fund’s actual operating expenses for the fiscal year ended September 30, 2005. The Funds’ “other expenses” may be higher or lower than in fiscal year 2005 due to their new expense structure.

[3]

Advisors has contractually agreed to reimburse the Funds for such Other Expenses that exceed, on an annual basis: 0.37% of average daily net assets for the International Equity Index Fund, and 0.30% of average daily net assets for the rest of the Funds. These expense reimbursement agreements are currently expected to continue through at least April 30, 2010 for the Index Funds and April 30, 2007 for the other Funds and can only be changed with the approval of the Board of Trustees.

[4]

Along with the agreement to limit Other Expenses, Advisors has also contractually agreed to waive the portion of its Management Fee for Growth & Income Fund that exceeds 0.08% of average daily net assets through at least April 30, 2007.

28	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

          Example

          The following example is intended to help you compare the cost of investing in Retirement Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year, that the Fund’s operating expenses remain the same, and that there is no expense reimbursement agreement in place after April 30, 2010 for the Index Funds and April 30, 2007 for the other Funds or any advisory fee waiver in place for Growth & Income Fund after April 30, 2007. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Growth & Income Fund	$39	$216	$407	$962
International Equity Fund	$82	$292	$520	$1,174
Large-Cap Value Fund	$77	$261	$462	$1,040
Mid-Cap Growth Fund	$80	$271	$478	$1,075
Mid-Cap Value Fund	$80	$271	$478	$1,075
Small-Cap Equity Fund	$80	$271	$478	$1,075
Large-Cap Growth Index Fund	$35	$109	$202	$505
Large-Cap Value Index Fund	$35	$109	$761	$3,810
S&P 500 Index Fund	$35	$109	$203	$512
Mid-Cap Growth Index Fund	$35	$109	$204	$521
Mid-Cap Value Index Fund	$35	$109	$320	$1,272
Mid-Cap Blend Index Fund	$35	$109	$209	$553
Small-Cap Growth Index Fund	$35	$109	$302	$1,156
Small-Cap Value Index Fund	$35	$109	$245	$787
Small-Cap Blend Index Fund	$35	$109	$474	$2,218
International Equity Index Fund	$42	$132	$349	$1,292
Social Choice Equity Fund	$46	$166	$297	$680
Real Estate Securities Fund	$82	$275	$484	$1,088

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	29

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT MANAGEMENT STYLES

          Growth Investing. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

          Value Investing. This is a portfolio management style that typically involves seeking securities that:

•	Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what one believes is the issuer’s potential value; and

•	Appear attractive using discounted cash flow models.

          Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARKS AND OTHER INDICES

          The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

          Russell 1000® Growth Index

          This is the benchmark index for the Large-Cap Growth Index Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically

30	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2005, the market capitalization of companies in the Russell 1000® Growth Index ranged from $900 million to $372 billion, with a mean market capitalization of $14.3 billion and a median market capitalization of $5.2 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          S&P 500® Index

          This is the benchmark index for the Growth & Income Fund and the S&P 500 Index Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology and financial companies of the U.S. markets. The index focuses on the Large-Cap segment of the market, with over 80% coverage of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time.

          MSCI EAFE® Index

          This is the benchmark index for the International Equity Fund and International Equity Index Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most “investable” stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country’s free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE® Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

          Russell 1000® Value Index

          This is the benchmark for the Large-Cap Value Fund and Large-Cap Value Index Fund. The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization. The

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	31

Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2005, the market capitalization of companies in the Russell 1000® Value Index ranged from $560 million to $372 billion, with a mean market capitalization of $13.3 billion and a median market capitalization of $4.8 billion.

          Russell Midcap® Growth Index

          This is the benchmark for the Mid-Cap Growth Fund and the Mid-Cap Growth Index Fund. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap® Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2005, the market capitalization of companies in the Russell Midcap® Growth Index ranged from $1 billion to $18.4 billion, with a mean market capitalization of $5.3 billion and a median market capitalization of $4 billion.

          Russell Midcap® Value Index

          This is the benchmark for the Mid-Cap Value Fund and the Mid-Cap Value Index Fund. The Russell Midcap® Value Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap® Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2005, the market capitalization of companies in the Russell Midcap® Value Index ranged from $560 million to $18.1 billion, with a mean market capitalization of $5.2 billion and a median market capitalization of $3.8 billion.

          Russell 2000® Index

          This is the benchmark for the Small-Cap Equity Fund and the Small-Cap Blend Index Fund. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 200 , the market capitalization of companies in the Russell 2000® Index ranged from $26 million to $4.4 billion, with a mean market capitalization of

32	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

$740 million and a median market capitalization of $600 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

          Russell 3000® Index

          This is the benchmark for the Social Choice Equity Fund. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2005, the market capitalization of companies in the Russell 3000® Index ranged from $26 million to $372 billion, with a mean market capitalization of $5 billion and a median market capitalization of $1 billion. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.

          Russell Midcap® Index

          This is the benchmark for the Mid-Cap Blend Index Fund. The Russell Midcap® Index represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. As of December 31, 2005, the market capitalization of companies in the Russell Midcap® Index ranged from $560 million to $18.4 billion, with a mean market capitalization of $5.2 billion and a median market capitalization of $3.9 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          Russell 2000® Growth Index

          This is the benchmark for the Small-Cap Growth Index Fund. The Russell 2000® Growth Index is a subset of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2005 the market capitalization of companies in the Russell 2000® Growth Index ranged from $26 million to $4.4 billion, with a mean market capitalization of $740 million and a median market capitalization of $610 million. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          Russell 2000® Value Index

          This is the benchmark for the Small-Cap Value Index Fund. The Russell 2000® Value Index is a subset of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2005, the market capitalization of companies in the Russell 2000® Value Index ranged from $38 million to $3.5 billion, with a mean market capitalization of $730 million and a median market capitalization of $60 million. The Frank Russell Company determines the composition of the index

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	33

based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          Dow Jones Wilshire Real Estate Securities Index

          This is the benchmark for the Real Estate Securities Fund. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The Dow Jones Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Dow Jones Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Dow Jones Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, net lease REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. A Company in the Dow Jones Wilshire Real Estate Securities Index must have a capitalization of at least $200 million at the time of its inclusion. If a company’s total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

ADDITIONAL INVESTMENT STRATEGIES

          Equity Funds

          The Equity Funds may invest in short-term debt securities of the following types:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

34	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and/or

(9)

Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

          Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Equity Funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund’s investment objective and restrictions.

          The Real Estate Securities Fund

          The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above in the section entitled “Additional Investment Strategies for the Equity Funds” as well as the investment strategies used by the Fixed-Income Funds that are described below in the section entitled “Additional Investment Strategies for the Fixed-Income Funds.”

PORTFOLIO HOLDINGS

          A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

PORTFOLIO TURNOVER

          A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes shareholders. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Funds will have higher portfolio turnover rates than the Index Funds. The portfolio turnover rates of the Funds during recent fiscal periods are included below under Financial Highlights.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	35

SHARE CLASSES

          TIAA-CREF Institutional Mutual Funds offers the following share classes for investors (a Fund may not offer all classes of shares):

•

Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through Teachers Insurance and Annuity Association of America (“TIAA”) or its affiliates, in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans. (TIAA, together with its affiliated companies, shall hereinafter be referred to as “TIAA-CREF.”) Retirement Class shares also may be offered through custody accounts established by individuals as IRAs through TIAA-CREF. Retirement Class shares generally have higher non-investment management expenses than Institutional Class shares to pay for higher administrative expenses.

•

Institutional Class shares are available for purchase only by certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other persons, such as tuition savings or prepaid plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares, or other affiliates of TIAA-CREF that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans.

•

Retail Class shares generally are offered directly to the investing public. The Retail Class has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 through which it can reimburse the Fund’s distributor or other entities for their efforts to distribute or promote Retail Class shares. Retail Class shares generally have higher non-investment management expenses than Institutional Class shares since they have higher administrative and distribution expenses.

          Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

36	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

MANAGEMENT OF THE FUNDS

THE FUNDS’ INVESTMENT ADVISER

          Advisors manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of the College Retirement Equities Fund (“CREF”). As of December 31, 2005, Advisors and Investment Management together had $188.5 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

          Advisors’ manages the assets of the Funds described in this prospectus pursuant to a new agreement, effective February 1, 2006, that was approved by shareholders of each Fund (the “New Management Agreement”). The annual investment management fees charged under the New Management Agreement with respect to each Fund, effective February 1, 2006, are as follows:

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	37

Investment Management Fees

INTERNATIONAL EQUITY FUND*
REAL ESTATE SECURITIES FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.50%
Over $1.0—$2.5	0.48%
Over $2.5—$4.0	0.46%
Over $4.0	0.44%

GROWTH & INCOME FUND*
LARGE-CAP VALUE FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.45%
Over $1.0—$2.5	0.43%
Over $2.5—$4.0	0.41%
Over $4.0	0.39%

MID-CAP GROWTH FUND*
MID-CAP VALUE FUND*
SMALL-CAP EQUITY FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$0.5	0.48%
Over $0.5—$0.75	0.46%
Over $0.75—$1.00	0.44%
Over $1.0	0.42%

*	To understand the impact of these breakpoints, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

38	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

LARGE-CAP GROWTH INDEX FUND
LARGE-CAP VALUE INDEX FUND
S&P 500 INDEX FUND
MID-CAP GROWTH INDEX FUND
MID-CAP VALUE INDEX FUND
MID-CAP BLEND INDEX FUND
SMALL-CAP GROWTH INDEX FUND
SMALL-CAP VALUE INDEX FUND
SMALL-CAP BLEND INDEX FUND
INTERNATIONAL EQUITY INDEX FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)

All Assets	0.04%

SOCIAL CHOICE EQUITY FUND

Assets Under Management (Billions)	Fee Rate (average daily net assets)

All Assets	0.15%

PORTFOLIO MANAGEMENT TEAMS

          Each Fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

GROWTH & INCOME FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Susan Kempler Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Citigroup Asset Management – 1997 to 2005	0.10	18.4	0.10

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	39

INTERNATIONAL EQUITY FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Yumiko Miura Managing Director	Stock Selection – Asia/Pacific	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	10.2	20.8	3.8
Christopher F. Semenuk Managing Director	Stock Selection – Europe	Teachers Advisors, Inc., TIAA and its affiliates – 1993 to Present	12.7	18.7	6.7

LARGE-CAP VALUE FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Richard Cutler Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	9.1	14.8	3.3

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Jennison Associates – 2000 to 2004	1.7	19.1	1.7

MID-CAP GROWTH FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Gregory B. Lutrell, CFA Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	15.1	20.7	2.9

MID-CAP VALUE FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Richard Cutler Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	9.1	14.8	3.3

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Jennison Associates – 2000 to 2004	1.7	19.1	1.7

40	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

SMALL-CAP EQUITY FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Daniel O. Glickman Director	Quantitative Stock Selection & Portfolio Construction	Teachers Advisors, Inc., TIAA and its affiliates – 2001 to Present	4.1	9.0	3.3

Victor Samoilovich Director	Quantitative Stock Selection & Portfolio Construction – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 2000 to Present	5.6	26.7	3.3

LARGE-CAP GROWTH INDEX FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

LARGE-CAP VALUE INDEX FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	41

S&P 500 INDEX FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

MID-CAP GROWTH INDEX FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

MID-CAP VALUE INDEX FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

42	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

MID-CAP BLEND INDEX FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

SMALL-CAP GROWTH INDEX FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

SMALL-CAP VALUE INDEX FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	43

SMALL-CAP BLEND INDEX FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

INTERNATIONAL EQUITY INDEX FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.6

SOCIAL CHOICE EQUITY FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2005	1.0	14.8	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	1.3

44	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

REAL ESTATE SECURITIES FUND

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Years/Months Experience

			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2002	1.0	14.8	0.0

David Copp Associate	Trading - REITS	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, RBC Capital Markets 2002 to 2005, Robertson Stephens 1999 to 2002	0.6	9.6	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	0.0

          The Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

OTHER SERVICES

          The Retirement Class of these Funds has a separate service agreement with Advisors (the “Retirement Service Agreement”) to pay for certain administrative costs associated with offering Retirement Class shares on retirement plan platforms.

DISTRIBUTION ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes each Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Fund. TPIS may seek reimbursement under the Retail Class distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of Retail Class shares. In addition, TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Retirement or Institutional Class shares. Payments to intermediaries may include payments to certain third party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

          Advisors, at its own expense, also pays Services a retirement services administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares under the Retirement Service Agreement.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	45

CALCULATING SHARE PRICE

          We determine the net asset value (“NAV”) per share, or share price, of a Fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). We will not price Fund shares on days that the NYSE is closed. We compute a Fund’s NAV by dividing the value of the Fund’s assets, less its liabilities, by the number of outstanding shares of that Fund.

          If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          We usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before a Fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we feel the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

          Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic

46	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

securities when we feel the last market quotation is not readily available or we feel it does not represent the fair value of that security.

          Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

Fund	Dividend Paid

Growth & Income Fund	Quarterly
International Equity Fund	Annually
Large-Cap Value Fund	Annually
Mid-Cap Growth Fund	Annually
Mid-Cap Value Fund	Annually
Small-Cap Equity Fund	Annually
Large-Cap Growth Index Fund	Annually
Large-Cap Value Index Fund	Annually
S&P 500 Index Fund	Annually
Mid-Cap Growth Index Fund	Annually
Mid-Cap Value Index Fund	Annually
Mid-Cap Blend Index Fund	Annually
Small-Cap Growth Index Fund	Annually
Small-Cap Value Index Fund	Annually
Small-Cap Blend Index Fund	Annually
International Equity Index Fund	Annually
Social Choice Equity Fund	Annually
Real Estate Securities Fund	Quarterly

          We intend to pay net capital gains from Funds that have them once a year.

          Dividends and capital gain distributions paid to holders of Retirement Class shares of a Fund will automatically be reinvested in additional shares of the Fund.

          We make distributions for each Fund on a per share basis to the shareholders of record on the Fund’s distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below). Cash distribution checks will be mailed within seven days of the distribution date.

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	47

TAXES

          Generally, individuals are not subject to federal income tax in connection with Retirement Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES

HOW TO PURCHASE SHARES

          Eligible Retirement Class Investors

          Retirement Class shares of the Funds are offered exclusively through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through TIAA-CREF, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code. Retirement Class shares also may be offered through custody accounts established by individuals as IRAs pursuant to section 408 of the Code.

          Starting Out

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          Purchase of Retirement Class Shares

          You may direct the purchase of Retirement Class shares of the Funds by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Retirement Class shares (see “Allocating Retirement Contributions to a Fund” below). You may also direct the purchase of Retirement Class shares of the

48	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          There is currently no minimum investment requirement for Retirement Class shares. We also do not currently restrict the frequency of investments made in the Funds by participant accounts, although we reserve the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. We accept purchase payments only in U.S. dollars. Each investment in your participant account must be for a specified dollar amount. We do not accept purchase requests specifying a certain price, date, or number of shares.

          We have the right to reject your custody application and to refuse to sell additional Retirement Class shares of any Fund to any investor for any reason. We treat all orders to purchase Retirement Class shares as being received when they are received in “good order” (see page 83). We may suspend or terminate the offering of Retirement Class shares of one or more Funds to your employer’s plan.

          Allocating Retirement Contributions to a Fund

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds you wish to invest in and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing us at: 800 914-8922; or

•	writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call our Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. We reserve the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of certain Funds.

          Verifying Your Identity

          Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	49

may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

HOW TO EXCHANGE SHARES

          General Information About Exchanges for Retirement Class Shares

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of a Fund for Retirement Class shares of another Fund available under the plan. An “exchange” means:

•	a sale of Retirement Class shares of one Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another Fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of a Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, a TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling our Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing us at: 800 914-8922; or

•	writing to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

          We may, in our sole discretion, reject any exchange request for any reason and modify, suspend, or terminate the exchange privilege at any time.

HOW TO REDEEM SHARES

          Retirement Class Investors

          You may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan. A redemption can be part of an exchange. If it is,

50	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

follow the procedures in the “How to Exchange Shares” section above. Otherwise, to request a redemption, you can do one of the following:

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax us at: 800 914-8922; or

•	write to us at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          We accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

          Pursuant to your instructions, we reinvest redemption proceeds in (1) Retirement Class shares of other Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that we receive your request in “good order” (see below), and credits your participant or IRA account within seven days thereafter. If you request a redemption shortly after a recent purchase of Retirement Class shares by check, we may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, we will send the proceeds by check to the address, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct us by letter with a signature guarantee.

          We also may postpone payment of redemption proceeds if a Fund does not redeem shares tendered by us for redemption. This can happen if: (1) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Fund shareholders.

          In-Kind Redemptions of Shares

          The Fund, in its sole discretion, may pay “in kind” any redemption requests made on your behalf that exceed the lesser of $250,000 or 1% of the Fund’s total assets during any 90-day period. A payment “in kind” means a payment of a portion of the Fund’s portfolio securities instead of cash. In such an event, we will distribute these securities to you from your participant account. If you have an IRA custody account, we will leave these securities in your account.

OTHER INVESTOR INFORMATION

          Good Order. Purchase, redemption and exchange requests from participants and IRA account owners are not processed until they are received by us in good

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	51

order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction.

          Except as otherwise described below for the International Funds, if you place a purchase, redemption or exchange order for Retirement Class shares in connection with your participant or IRA custody account anytime before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time), the transaction will be executed using the NAV per share for that day.

          TIAA-CREF Web Center and Telephonic Transactions. We are not liable for losses from unauthorized TIAA-CREF Web Center and telephonic transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We take the following precautions to ensure your instructions are genuine. We require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. We also tape record telephone instructions and provide written confirmations of such instructions. We accept all telephone instructions that we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. We may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are shareholders who may try to profit from making exchanges back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if you make more than three exchanges with respect to any TIAA-CREF account or Retirement Class shares of any Fund in a calendar month (except the CREF Money Market Account), you will be advised that if this exchange activity continues, we will suspend your ability to make exchanges by telephone, fax or Internet for a six month period.

          In addition, you may not make electronic exchanges (i.e., by telephone, fax or Internet) involving the International Equity Fund or the International Equity Index Fund (collectively, the “International Funds”) between 2:30 p.m. and 4:00 p.m. Eastern Time. All exchange requests made during this period will be rejected. Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time or the close of the NYSE, if earlier.

          In addition to these specific policies, we can suspend or terminate your ability to transact by telephone, fax or over the Internet at any time, for any reason, including to prevent market timing. We also reserve the right to reject any exchange request that we regard as disruptive to the Funds’ efficient portfolio management. An exchange request could be rejected or electronic trading

52	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

privileges suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because we have discretion in applying these policies, it is possible that similar exchange activity could be handled differently because of the surrounding circumstances.

          We also fair value price our international portfolio securities when necessary to assure that the Fund prices accurately reflect the value of the portfolio securities held by the Funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

          The Funds seek to apply their specifically defined market timing policies and procedures uniformly to all Retirement Class shareholders, and not to make exceptions with respect to these policies and procedures. We make reasonable efforts to apply these policies and procedures to shareholders who own Retirement Class shares through omnibus accounts. We have the right to modify our market timing policies at any time without advance notice.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

ELECTRONIC PROSPECTUSES

          If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

GLOSSARY

Code The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income Securities Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obliga-

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	53

tions issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

Foreign Investments Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

Foreign Issuers Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

U. S. Government Securities Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Investment Grade A fixed-income security is Investment Grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations.) Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the Funds’ financials for the fiscal year ended September 30, 2005. Their report appears in TIAA-CREF Institutional Mutual Funds’ Annual Report, which is available without charge upon request. Information reported for fiscal periods before 2005 was audited by the Funds’ former independent registered public accounting firm.

54	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

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TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	55

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Growth & Income Fund

	Retirement Class			Institutional Class

	For the Years Ended September 30,			For the Years Ended September 30,

	2005	2004	2003(d)	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.16	$7.39	$6.14	$8.12	$7.36	$6.14	$7.91	$11.24

Gain (loss) from investment operations:
Net investment income	0.13 (a)	0.10 (a)	0.07 (a)	0.18 (a)	0.12 (a)	0.10 (a)	0.09 (a)	0.09
Net realized and unrealized gain (loss) on total investments	0.95	0.75	1.22	0.93	0.76	1.22	(1.78)	(3.15)

Total gain (loss) from investment operations	1.08	0.85	1.29	1.11	0.88	1.32	(1.69)	(3.06)

Less distributions from:
Net investment income	(0.12)	(0.08)	(0.04)	(0.18)	(0.12)	(0.10)	(0.08)	(0.09)
Net realized gains	—	—	—	—	—	—	—	(0.18)

Total distributions	(0.12)	(0.08)	(0.04)	(0.18)	(0.12)	(0.10)	(0.08)	(0.27)

Net asset value, end of year	$9.12	$8.16	$7.39	$9.05	$8.12	$7.36	$6.14	$7.91

TOTAL RETURN	13.32%	11.47%	21.14%	13.70%	11.89%	21.62%	(21.51)%	(27.66)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$58,731	$35,874	$8,027	$141,199	$625,503	$505,404	$376,529	$169,880
Ratio of expenses to average net assets before expense waiver and reimbursement	0.46%	0.53%	0.48%	0.15%	0.14%	0.15%	0.29%	0.44%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.46%	0.44%	0.47%	0.15%	0.14%	0.14%	0.22%	0.22%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.43%	1.17%	1.02%	2.04%	1.46%	1.48%	1.18%	1.10%
Portfolio turnover rate	223%	77%	150%	223%	77%	150%	128%	50%

(a)	Based on average shares outstanding.

(d)	The Retirement Class commenced operations on October 1, 2002.

56	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	57

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Fund

	Retirement Class			Institutional Class

	For the Years Ended September 30,			For the Years Ended September 30,

	2005	2004	2003(d)	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.49	$8.65	$6.86	$10.29	$8.56	$6.86	$8.08	$12.55

Gain (loss) from investment operations:
Net investment income	0.19 (a)	0.17 (a)	0.13 (a)	0.21 (a)	0.20 (a)	0.17 (a)	0.15 (a)	0.10
Net realized and unrealized gain (loss) on total investments	2.40	1.69	1.66	2.43	1.69	1.65	(1.29)	(4.06)

Total gain (loss) from investment operations	2.59	1.86	1.79	2.64	1.89	1.82	(1.14)	(3.96)

Less distributions from:
Net investment income	(0.11)	(0.02)	—	(0.20)	(0.16)	(0.12)	(0.08)	(0.04)
Net realized gains	(0.56)	—	—	(0.56)	—	—	—	(0.47)

Total distributions	(0.67)	(0.02)	—	(0.76)	(0.16)	(0.12)	(0.08)	(0.51)

Net asset value, end of year	$12.41	$10.49	$8.65	$12.17	$10.29	$8.56	$6.86	$8.08

TOTAL RETURN	25.34%	21.45%	26.15%	26.45%	22.17%	26.90%	(14.28)%	(32.63)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$231,867	$77,400	$9,863	$668,009	$528,959	$370,026	$205,899	$120,436
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.58%	0.61%	0.21%	0.20%	0.27%	0.44%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.55%	0.54%	0.21%	0.20%	0.20%	0.29%	0.29%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.67%	1.63%	1.61%	1.89%	1.98%	2.20%	1.80%	1.51%
Portfolio turnover rate	147%	151%	156%	147%	151%	156%	78%	78%

(a)	Based on average shares outstanding.

(d)	The Retirement Class commenced operations on October 1, 2002.

58	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	59

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class				Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
				to September 30,				to September 30,
	2005	2004	2003	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.41	$11.55	$9.16	$10.00	$13.40	$11.59	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.26	0.24	0.21	0.01	0.30	0.28	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.90	2.23	2.24	(0.85)	1.92	2.22	2.22	(0.85)

Total gain (loss) from investment operations	2.16	2.47	2.45	(0.84)	2.22	2.50	2.47	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.06)	(0.06)	—	(0.23)	(0.14)	(0.04)	—
Net realized gains	(0.98)	(0.55)	—	—	(0.98)	(0.55)	—	—

Total distributions	(1.14)	(0.61)	(0.06)	—	(1.21)	(0.69)	(0.04)	—

Net asset value, end of period	$14.43	$13.41	$11.55	$9.16	$14.41	$13.40	$11.59	$9.16

TOTAL RETURN	16.23%	21.59%	26.94%	(8.40)%	16.73%	21.96%	26.98%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$159,064	$69,314	$9,943	$92	$216,512	$31,289	$14,822	$92
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.51%	0.54%	0.03%	0.14%	0.17%	0.21%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%	0.14%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.87%	1.89%	0.09%	2.11%	2.20%	2.31%	0.11%
Portfolio turnover rate	113%	154%	185%	25%	113%	154%	185%	25%

	Large-Cap Value Fund

	Retail Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
				to September 30,
	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	113%	154%	185%	25%

(a)     The percentages shown for this period are not annualized.

(b)     Based on average shares outstanding.

60	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	61

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class								Institutional Class

	For the Years Ended September 30,						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)		For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	2005		2004		2003				2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23		$12.97		$9.21		$10.00		$14.30	$13.02	$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01		(0.00	)(c)	(0.00	)(c)	0.00	)(c)	0.06	0.05	0.04		0.00	)(c)
Net realized and unrealized gain (loss) on total investments	3.31		1.76		3.76		(0.79)		3.33	1.76	3.77		(0.79)

Total gain (loss) from investment operations	3.32		1.76		3.76		(0.79)		3.39	1.81	3.81		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	—		0.00	(c)	—		(0.01)	(0.03)	—		—
Net realized gains	(0.67)		(0.50)		0.00	(c)	—		(0.67)	(0.50)	(0.00	)(c)	—

Total distributions	(0.67)		(0.50)		(0.00	)(c)	—		(0.68)	(0.53)	(0.00)		—

Net asset value, end of period	$16.88		$14.23		$12.97		$9.21		$17.01	$14.30	$13.02		$9.21

TOTAL RETURN	23.72%		13.48%		40.85%		(7.90)%		24.12%	13.88%	41.37%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$131,943		$74,600		$25,519		$92		$20,808	$3,684	$1,887		$92
Ratio of expenses to average net assets before expense reimbursement	0.48%		0.54%		0.73%		0.03%		0.15%	0.17%	0.39%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.48%		0.48%		0.47%		0.03%		0.15%	0.14%	0.14%		0.01%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.06%		(0.01)%		(0.02)%		0.02%		0.39%	0.32%	0.31%		0.04%
Portfolio turnover rate	115%		148%		162%		19%		115%	148%	162%		19%

	Mid-Cap Growth Fund

	Retail Class

	For the Years Ended September 30,						For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	115%		148%		162%		19%

(a)     The percentages shown for this period are not annualized.

(b)     Based on average shares outstanding.

(c)     Amount represents less than $0.01 per share.

62	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	63

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class

				For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.38	$11.95	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.25	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	3.60	2.73	2.80	(0.98)

Total gain (loss) from investment operations	3.85	2.94	2.98	(0.97)

Less distributions from:
Net investment income	(0.14)	(0.06)	(0.06)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.71)	(0.51)	(0.06)	—

Net asset value, end of period	$17.52	$14.38	$11.95	$9.03

TOTAL RETURN	27.20%	24.82%	33.27%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$266,360	$92,268	$15,669	$90
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.52%	0.65%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.50%	1.54%	1.52%	0.12%
Portfolio turnover rate	110%	173%	215%	15%

	Mid-Cap Value Fund

	Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.44	$12.02	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.26	0.22	0.01
Net realized and unrealized gain (loss) on total investments	3.62	2.74	2.81	(0.98)

Total gain (loss) from investment operations	3.92	3.00	3.03	(0.97)

Less distributions from:
Net investment income	(0.22)	(0.13)	(0.04)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.79)	(0.58)	(0.04)	—

Net asset value, end of period	$17.57	$14.44	$12.02	$9.03

TOTAL RETURN	27.63%	25.36%	33.63%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$25,868	$8,042	$4,009	$90
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.17%	0.32%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.88%	2.05%	0.14%
Portfolio turnover rate	110%	173%	215%	15%

	Mid-Cap Value Fund

	Retail Class

				For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	110%	173%	215%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

64	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	65

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class

					For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$12.62		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.09		0.11	0.01
Net realized and unrealized gain (loss) on total investments	2.19	2.46		3.28	(0.74)

Total gain (loss) from investment operations	2.31	2.55		3.39	(0.73)

Less distributions from:
Net investment income	(0.10)	(0.04)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.80)	(0.97)		(0.04)	—

Net asset value, end of period	$15.71	$14.20	(c)	$12.62	$9.27

TOTAL RETURN	16.35%	20.53	%(c)	36.65%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$170,413	$116,445		$29,036	$93
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.54%		0.95%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%		0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.78%	0.68%		0.89%	0.15%
Portfolio turnover rate	273%	295%		328%	15%

	Small-Cap Equity Fund

	Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30

	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29	$12.68		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.17	0.14		0.14	0.02
Net realized and unrealized gain (loss) on total investments	2.20	2.48		3.29	(0.75)

Total gain (loss) from investment operations	2.37	2.62		3.43	(0.73)

Less distributions from:
Net investment income	(0.12)	(0.08)		(0.02)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.82)	(1.01)		(0.02)	—

Net asset value, end of period	$15.84	$14.29	(c)	$12.68	$9.27

TOTAL RETURN	16.69%	20.98	%(c)	37.12%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$116,652	$45,429		$18,702	$93
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.20%		0.62%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%		0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.11%	1.03%		1.25%	0.17%
Portfolio turnover rate	273%	295%		328%	15%

	Small-Cap Equity Fund

	Retail Class

					For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss)on total investments	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.13)	(0.13)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	273%	295%		328%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

66	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	67

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Growth Index Fund

	Retirement Class				Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,				For the Years Ended September 30,

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.56	$11.60	$9.29	$10.00	$10.48	$11.63	$9.29	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.05	0.07	0.01	0.12	0.11	0.11	0.01
Net realized and unrealized gain (loss) on total investments	1.04	0.82	2.27	(0.72)	1.07	0.80	2.27	(0.72)

Total gain (loss) from investment operations	1.16	0.87	2.34	(0.71)	1.19	0.91	2.38	(0.71)

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.03)	—	(0.15)	(0.21)	(0.04)	—
Net realized gains	(0.19)	(1.85)	—	—	(0.19)	(1.85)	—	—

Total distributions	(0.25)	(1.91)	(0.03)	—	(0.34)	(2.06)	(0.04)	—

Net asset value, end of period	$11.47	$10.56	$11.60	$9.29	$11.33	$10.48	$11.63	$9.29

TOTAL RETURN	11.04%	7.03%	25.21%	(7.10)%	11.41%	7.35%	25.68%	(7.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$22,402	$18,405	$200	$93	$464,761	$35,800	$34,647	$60,298
Ratio of expenses to average net assets before expense reimbursement	0.43%	0.52%	0.46%	0.03%	0.08%	0.11%	0.13%	0.01%
Ratio of expenses to average net assets after expense waiver reimbursement	0.43%	0.42%	0.41%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.04%	0.46%	0.68%	0.10%	1.08%	0.97%	1.02%	0.12%
Portfolio turnover rate	61%	19%	19%	0%	61%	19%	19%	0%

(a)     The percentages shown for this period are not annualized.

(b)     Based on average shares outstanding.

68	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	69

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Index Fund

	Retirement Class				Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,				For the Years Ended September 30,

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.07	$11.38	$9.26	$10.00	$13.05	$11.41	$9.26	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.29	0.25	0.23	0.01	0.34	0.29	0.26	0.01
Net realized and unrealized gain (loss) on total investments	1.79	1.98	1.96	(0.75)	1.77	1.99	1.97	(0.75)

Total gain (loss) from investment operations	2.08	2.23	2.19	(0.74)	2.11	2.28	2.23	(0.74)

Less distributions from:
Net investment income	(0.24)	(0.21)	(0.07)	—	(0.27)	(0.31)	(0.08)	—
Net realized gains	(0.39)	(0.33)	—	—	(0.39)	(0.33)	—	—

Total distributions	(0.63)	(0.54)	(0.07)	—	(0.66)	(0.64)	(0.08)	—

Net asset value, end of period	$14.52	$13.07	$11.38	$9.26	$14.50	$13.05	$11.41	$9.26

TOTAL RETURN	16.18%	19.82%	23.77%	(7.40)%	16.50%	20.25%	24.20%	(7.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$778	$200	$161	$93	$433,383	$142,252	$89,164	$55,488
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.97%	0.48%	0.03%	0.08%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.07%	1.99%	2.17%	0.12%	2.42%	2.34%	2.49%	0.15%
Portfolio turnover rate	65%	44%	63%	0%	65%	44%	63%	0%

(a)     The percentages shown for this period are not annualized.

(b)     Based on average shares outstanding.

70	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	71

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	S&P 500 Index Fund

	Retirement Class				Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2005	2004	2003	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.95	$11.48	$9.32	$10.00	$12.92	$11.52	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.22	0.17	0.14	0.01	0.26	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	1.29	1.36	2.07	(0.69)	1.31	1.36	2.07	(0.69)

Total gain (loss) from investment operations	1.51	1.53	2.21	(0.68)	1.57	1.57	2.25	(0.68)

Less distributions from:
Net investment income	(0.18)	(0.06)	(0.05)	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.20)	—	—	—	(0.20)	—	—	—

Total distributions	(0.38)	(0.06)	(0.05)	—	(0.41)	(0.17)	(0.05)	—

Net asset value, end of period	$14.08	$12.95	$11.48	$9.32	$14.08	$12.92	$11.52	$9.32

TOTAL RETURN	11.69%	13.29%	23.77%	(6.80)%	12.20%	13.63%	24.23%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$98,508	$54,914	$12,860	$93	$526,899	$167,621	$77,569	$41,867
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.48%	0.51%	0.03%	0.08%	0.11%	0.17%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.43%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.65%	1.31%	1.27%	0.11%	1.92%	1.68%	1.68%	0.13%
Portfolio turnover rate	38%	21%	20%	0%	38%	21%	20%	0%

(a)       The percentages shown for this period are not annualized.

(b)       Based on average shares outstanding.

72	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	73

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Index Fund

	Retirement Class					Institutional Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,

	2005	2004	2003		2002 (a)	2005	2004	2003		2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.83	$12.91	$9.35		$10.00	$12.85	$12.94	$9.35		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.03	0.01	0.01		0.01	0.07	0.06	0.04		0.01
Net realized and unrealized gain (loss) on total investments	2.79	1.68	3.55		(0.66)	2.81	1.67	3.57		(0.66)

Total gain (loss) from investment operations	2.82	1.69	3.56		(0.65)	2.88	1.73	3.61		(0.65)

Less distributions from:
Net investment income	(0.05)	(0.01)	(0.00	)(c)	—	(0.06)	(0.06)	(0.02)		—
Net realized gains	(1.31)	(1.76)	(0.00	)(c)	—	(1.31)	(1.76)	(0.00	)(c)	—

Total distributions	(1.36)	(1.77)	(0.00	)(c)	—	(1.37)	(1.82)	(0.02)		—

Net asset value, end of period	$14.29	$12.83	$12.91		$9.35	$14.36	$12.85	$12.94		$9.35

TOTAL RETURN	22.86%	13.15%	38.14%		(6.50)%	23.36%	13.50%	38.64%		(6.50)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$445	$344	$303		$94	$29,431	$23,893	$21,450		$22,352
Ratio of expenses to average net assets before expense reimbursement	0.45%	0.73%	0.48%		0.03%	0.09%	0.11%	0.15%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.45%	0.44%	0.41%		0.03%	0.09%	0.08%	0.08%		0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.19%	0.10%	0.06%		0.05%	0.55%	0.46%	0.38%		0.07%
Portfolio turnover rate	42%	32%	35%		0%	42%	32%	35%		0%

(a)       The percentages shown for this period are not annualized.

(b)       Based on average shares outstanding.

(c)       Amount represents less than $0.01 per share.

74	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	75

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Index Fund

	Retirement Class				Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2005	2004	2003	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$11.80	$9.30	$10.00	$14.23	$11.83	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.28	0.24	0.21	0.01	0.33	0.29	0.25	0.01
Net realized and unrealized gain (loss) on total investments	3.25	2.65	2.36	(0.71)	3.24	2.66	2.36	(0.71)

Total gain (loss) from investment operations	3.53	2.89	2.57	(0.70)	3.57	2.95	2.61	(0.70)

Less distributions from:
Net investment income	(0.26)	(0.20)	(0.07)	—	(0.30)	(0.26)	(0.08)	—
Net realized gains	(0.95)	(0.29)	—	—	(0.95)	(0.29)	—	—

Total distributions	(1.21)	(0.49)	(0.07)	—	(1.25)	(0.55)	(0.08)	—

Net asset value, end of period	$16.52	$14.20	$11.80	$9.30	$16.55	$14.23	$11.83	$9.30

TOTAL RETURN	25.80%	24.92%	27.78%	(7.00)%	26.14%	25.36%	28.21%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$289	$200	$308	$93	$47,420	$37,010	$29,797	$22,239
Ratio of expenses to average net assets before expense reimbursement	0.44%	1.00%	0.48%	0.03%	0.08%	0.09%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.81%	1.81%	2.04%	0.12%	2.17%	2.16%	2.38%	0.14%
Portfolio turnover rate	43%	23%	24%	0%	43%	23%	24%	0%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

76	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	77

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Blend Index Fund

	Retirement Class				Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2005	2004	2003	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.35	$12.33	$9.38	$10.00	$14.34	$12.36	$9.39	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.18	0.16	0.13	0.01	0.23	0.20	0.16	0.01
Net realized and unrealized gain (loss) on total investments	3.27	2.28	2.86	(0.63)	3.26	2.29	2.86	(0.62)

Total gain (loss) from investment operations	3.45	2.44	2.99	(0.62)	3.49	2.49	3.02	(0.61)

Less distributions from:
Net investment income	(0.13)	(0.08)	(0.04)	—	(0.21)	(0.17)	(0.05)	—
Net realized gains	(0.77)	(0.34)	—	—	(0.77)	(0.34)	—	—

Total distributions	(0.90)	(0.42)	(0.04)	—	(0.98)	(0.51)	(0.05)	—

Net asset value, end of period	$16.90	$14.35	$12.33	$9.38	$16.85	$14.34	$12.36	$9.39

TOTAL RETURN	24.62%	19.94%	32.02%	(6.20)%	25.01%	20.39%	32.31%	(6.10)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,338	$563	$254	$94	$64,696	$49,707	$39,469	$25,249
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.66%	0.53%	0.03%	0.08%	0.10%	0.20%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.41%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.15%	1.13%	1.19%	0.09%	1.48%	1.47%	1.52%	0.11%
Portfolio turnover rate	40%	19%	35%	0%	40%	19%	35%	0%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

78	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	79

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Growth Index Fund

	Retirement Class				Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,				For the Years Ended September 30,

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.54	$13.13	$9.32	$10.00	$13.91	$13.16	$9.32	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.03	0.01	0.04	0.01	0.07	0.06	0.07	0.01
Net realized and unrealized gain (loss) on total investments	2.52	2.17	3.79	(0.69)	2.36	1.51	3.80	(0.69)

Total gain (loss) from investment operations	2.55	2.18	3.83	(0.68)	2.43	1.57	3.87	(0.68)

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.02)	—	(0.04)	(0.08)	(0.03)	—
Net realized gains	(1.74)	(0.74)	—	—	(1.74)	(0.74)	—	—

Total distributions	(1.78)	(0.77)	(0.02)	—	(1.78)	(0.82)	(0.03)	—

Net asset value, end of period	$15.31	$14.54	$13.13	$9.32	$14.56	$13.91	$13.16	$9.32

TOTAL RETURN	17.67%	16.86%	41.11%	(6.80)%	17.73%	11.84%	41.59%	(6.80)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,652	$279	$177	$93	$76,610	$65,446	$60,470	$45,572
Ratio of expenses to average net assets before expense reimbursement	0.45%	0.67%	0.48%	0.03%	0.10%	0.10%	0.16%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.45%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.18%	0.04%	0.32%	0.09%	0.49%	0.41%	0.66%	0.11%
Portfolio turnover rate	70%	45%	52%	0%	70%	45%	52%	0%

(a)          The percentages shown for this period are not annualized.

(b)          Based on average shares outstanding.

80	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	81

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Value Index Fund

	Retirement Class				Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)

	For the Years Ended September 30,				For the Years Ended September 30,

	2005	2004	2003		2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.00	$12.11	$9.30	$10.00	$14.03	$12.14	$9.30	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.20	0.18	0.17	0.02	0.25	0.23	0.20	0.02
Net realized and unrealized gain (loss) on total investments	2.17	2.80	2.70	(0.72)	2.15	2.81	2.71	(0.72)

Total gain (loss) from investment operations	2.37	2.98	2.87	(0.70)	2.40	3.04	2.91	(0.70)

Less distributions from:
Net investment income	(0.08)	(0.17)	(0.06)	—	(0.23)	(0.23)	(0.07)	—
Net realized gains	(1.84)	(0.92)	—	—	(1.84)	(0.92)	—	—

Total distributions	(1.92)	(1.09)	(0.06)	—	(2.07)	(1.15)	(0.07)	—

Net asset value, end of period	$14.45	$14.00	$12.11	$9.30	$14.36	$14.03	$12.14	$9.30

TOTAL RETURN	17.39%	25.18%	31.04%	(7.00)%	17.62%	25.63%	31.49%	(7.00)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,933	$237	$135	$93	$71,779	$63,358	$51,945	$40,819
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.91%	0.50%	0.03%	0.08%	0.10%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.42%	1.32%	1.63%	0.20%	1.80%	1.71%	1.96%	0.22%
Portfolio turnover rate	60%	42%	56%	0%	60%	42%	56%	0%

(a)          The percentages shown for this period are not annualized.

(b)          Based on average shares outstanding.

82	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	83

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Blend Index Fund

	Retirement Class				Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
				to September 30,				to September 30,
	2005	2004	2003	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.32	$12.59	$9.31	$10.00	$14.33	$12.62	$9.31	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.13	0.10	0.11	0.01	0.18	0.15	0.14	0.02
Net realized and unrealized gain (loss) on total investments	2.33	2.19	3.21	(0.70)	2.32	2.19	3.22	(0.71)

Total gain (loss) from investment operations	2.46	2.29	3.32	(0.69)	2.50	2.34	3.36	(0.69)

Less distributions from:
Net investment income	(0.12)	(0.07)	(0.04)	—	(0.14)	(0.14)	(0.05)	—
Net realized gains	(1.01)	(0.49)	—	—	(1.01)	(0.49)	—	—

Total distributions	(1.13)	(0.56)	(0.04)	—	(1.15)	(0.63)	(0.05)	—

Net asset value, end of period	$15.65	$14.32	$12.59	$9.31	$15.68	$14.33	$12.62	$9.31

TOTAL RETURN	17.43%	18.26%	35.76%	(6.90)%	17.74%	18.66%	36.21%	(6.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$409	$330	$157	$93	$156,344	$129,263	$103,402	$38,997
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.77%	0.52%	0.03%	0.08%	0.10%	0.19%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.40%	0.03%	0.08%	0.08%	0.08%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.86%	0.71%	0.98%	0.15%	1.22%	1.08%	1.31%	0.17%
Portfolio turnover rate	63%	24%	52%	0%	63%	24%	52%	0%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

84	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	85

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	International Equity Index Fund

	Retirement Class				Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations)
				to September 30,				to September 30,
	2005	2004	2003	2002 (a)	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.67	$11.51	$9.21	$10.00	$13.70	$11.54	$9.21	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.27	0.27	0.20	0.02	0.41	0.31	0.25	0.02
Net realized and unrealized gain (loss) on total investments	3.12	2.20	2.14	(0.81)	3.05	2.21	2.12	(0.81)

Total gain (loss) from investment operations	3.39	2.47	2.34	(0.79)	3.46	2.52	2.37	(0.79)

Less distributions from:
Net investment income	(0.11)	(0.26)	(0.04)	—	(0.33)	(0.31)	(0.04)	—
Net realized gains	(0.19)	(0.05)	—	—	(0.19)	(0.05)	—	—

Total distributions	(0.30)	(0.31)	(0.04)	—	(0.52)	(0.36)	(0.04)	—

Net asset value, end of period	$16.76	$13.67	$11.51	$9.21	$16.64	$13.70	$11.54	$9.21

TOTAL RETURN	25.04%	21.68%	25.44%	(7.90)%	25.63%	22.06%	25.87%	(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,247	$789	$116	$92	$237,853	$75,568	$64,563	$45,943
Ratio of expenses to average net assets before expense reimbursement	0.50%	0.50%	0.65%	0.03%	0.16%	0.15%	0.33%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.50%	0.50%	0.47%	0.03%	0.16%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.78%	2.02%	1.94%	0.22%	2.67%	2.34%	2.51%	0.24%
Portfolio turnover rate	32%	7%	9%	0%	32%	7%	9%	0%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

86	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class
	TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	87

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class

				For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.62	$12.40	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.48	0.50	0.57	0.05
Net realized and unrealized gain (loss) on total investments	2.53	2.49	2.39	(0.31)

Total gain (loss) from investment operations	3.01	2.99	2.96	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.43)	(0.27)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.97)	(1.77)	(0.28)	(0.02)

Net asset value, end of period	$14.66	$13.62	$12.40	$9.72

TOTAL RETURN	22.86%	25.81%	30.92%	(2.58)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,382	$69,980	$14,207	$97
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.50%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.47%	0.48%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.36%	3.88%	4.81%	0.51%
Portfolio turnover rate	244%	349%	317%	15%

	Real Estate Securities Fund

	Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.50	$12.32	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.52	0.53	0.59	0.05
Net realized and unrealized gain (loss) on total investments	2.47	2.48	2.37	(0.31)

Total gain (loss) from investment operations	2.99	3.01	2.96	(0.26)

Less distributions from:
Net investment income	(0.57)	(0.49)	(0.35)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.03)	(1.83)	(0.36)	(0.02)

Net asset value, end of period	$14.46	$13.50	$12.32	$9.72

TOTAL RETURN	22.87%	26.30%	30.94%	(2.56)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$240,806	$156,193	$99,389	$97
Ratio of expenses to average net assets before expense reimbursement	0.17%	0.16%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.17%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.66%	4.12%	5.27%	0.53%
Portfolio turnover rate	244%	349%	317%	15%

	Real Estate Securities Fund

	Retail Class

				For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	244%	349%	317%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

88	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	89

Financial highlights	TIAA-CREF Institutional Mutual Funds	concluded

	Social Choice Equity Fund

	Retirement Class

	For the Years Ended September 30,

	2005	2004	2003(d)

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.08	$8.01	$6.41

Gain (loss) from investment operations:
Net investment income	0.14 (a)	0.10 (a)	0.09 (a)
Net realized and unrealized gain (loss) on total investments	1.17	1.00	1.54

Total gain (loss) from investment operations	1.31	1.10	1.63

Less distributions from:
Net investment income	(0.12)	(0.03)	(0.03)
Net realized gains	(0.04)	—	—

Total distributions	(0.16)	(0.03)	(0.03)

Net asset value, end of year	$10.23	$9.08	$8.01

TOTAL RETURN	14.41%	13.78%	25.42%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$50,855	$28,870	$8,936
Ratio of expenses to average net assets before expense waiver and reimbursement	0.44%	0.52%	0.48%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%	0.44%	0.43%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.46%	1.15%	1.16%
Portfolio turnover rate	17%	7%	28%

	Social Choice Equity Fund

	Institutional Class

	For the Years Ended September 30,

	2005	2004	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.96	$7.96	$6.41	$8.03	$11.16

Gain (loss) from investment operations:
Net investment income	0.18 (a)	0.14 (a)	0.12 (a)	0.11 (a)	0.10
Net realized and unrealized gain (loss) on total investments	1.16	0.99	1.52	(1.64)	(2.94)

Total gain (loss) from investment operations	1.34	1.13	1.64	(1.53)	(2.84)

Less distributions from:
Net investment income	(0.13)	(0.13)	(0.09)	(0.09)	(0.11)
Net realized gains	(0.04)	—	—	—	(0.18)

Total distributions	(0.17)	(0.13)	(0.09)	(0.09)	(0.29)

Net asset value, end of year	$10.13	$8.96	$7.96	$6.41	$8.03

TOTAL RETURN	15.03%	14.23%	25.89%	(19.34)%	(25.99)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$114,491	$82,778	$50,790	$36,180	$26,460
Ratio of expenses to average net assets before expense waiver and reimbursement	0.10%	0.10%	0.13%	0.81%	0.97%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.18%	0.18%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.87%	1.54%	1.65%	1.34%	1.12%
Portfolio turnover rate	17%	7%	28%	22%	5%

(a)	Based on average shares outstanding.

(d)	The Retirement Class commenced operations on October 1, 2002.

90	Prospectus TIAA-CREF Institutional Mutual Funds • Retirement Class

TIAA-CREF Institutional Mutual Funds • Retirement Class Prospectus	91

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For more information about
TIAA-CREF Institutional Mutual Funds

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”).

The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated in this prospectus by reference.

Annual and semi-annual reports. The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 1259
Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

By telephone:
Call 800 842-2776

In writing:
TIAA-CREF Institutional Mutual Funds
P.O. Box 1259
Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

811-9301

How to Reach Us

TIAA-CREF Website
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www.tiaa-cref.org
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800 842-2252
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Asset management, trust administration, estate planning, planned giving and endowment management
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Tuition financing programs
888 381-8283
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©2006 Teachers Insurance and Annuity Association–
College Retirement Equities Fund (TIAA-CREF), New York, NY 10017
Printed on recycled paper

730 Third Avenue
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A10856
Printed on recycled paper	2/06

PROSPECTUS

FEBRUARY 1, 2006

TIAA-CREF
INSTITUTIONAL MUTUAL FUNDS

Retail Class

•	Large-Cap Value Fund

•	Mid-Cap Growth Fund

•	Mid-Cap Value Fund

•	Small-Cap Equity Fund

•	Real Estate Securities Fund

•	Inflation-Linked Bond Fund

This prospectus describes the Retail Class shares offered by six investment portfolios, or “Funds,” of the TIAA-CREF Institutional Mutual Funds.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could perform more poorly than other investments.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

          The six Funds of the Retail Class of the TIAA-CREF Institutional Mutual Funds offered in this Prospectus are divided into three general types:

•	Four Equity Funds that invest primarily in equity securities. They are:

Active Equity Funds:

	•	Large-Cap Value Fund

	•	Mid-Cap Growth Fund

	•	Mid-Cap Value Fund

	•	Small-Cap Equity Fund

•	The Real Estate Securities Fund, which invests primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

•	The Inflation-Linked Bond Fund, which primarily invests in fixed-income securities.

GENERAL INFORMATION ABOUT THE FUNDS

          TIAA-CREF Institutional Mutual Funds offers twenty-three Funds. This Prospectus describes six Funds which offer Retail Class shares. Each Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund, the investment strategies by which it seeks its objective, and its non-fundamental investment restrictions, may be changed by the Board of Trustees of the TIAA-CREF Institutional Mutual Funds (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

          Each Fund has a policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. The term “equity securities” means an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of the 80% policy of the Funds, the term includes common stocks, preferred stocks, convertible securities, warrants, and other securities which, by their terms, are convertible to common stock. Shareholders will receive at least 60 days’ prior notice before changes are made to this policy.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	3

          Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

The Equity Funds

          This prospectus includes four Funds that invest primarily in equity securities.

          Risks of Investing in the Equity Funds

          In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

          An investment in an Equity Fund will be subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

The Funds that make foreign investments are subject to:

•

Foreign Investment Risk—The risk of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and

4	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

          The Funds that are managed according to a growth or value investment style are subject to:

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Fund’s growth investing or value investing style falls out of favor with investors for a period of time.

The Funds that are managed according to a growth investment style are subject to:

•

Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The Funds that are managed according to a value investment style are subject to:

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired.

The Funds that invest in mid- and small-cap securities, particularly the Mid-Cap Growth, Mid-Cap Value and Small-Cap Equity Funds are subject to:

•

Small-Cap/Mid-Cap Risk—Smaller company securities may experience steeper fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	5

ACTIVE EQUITY FUNDS

          Large-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Mid-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Growth Index), that present the opportunity for growth.

          The Fund seeks equity securities of companies believed to have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new and emerging areas of the economy, that have

6	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

distinctive products or services, and that are growing faster than the overall equity market. The Fund may also invest in companies that we believe to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

          We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, substantial company risk, moderate foreign investment risk and mid-cap risk. The Fund also is subject to substantial style risk, in that growth investing may fall out of favor with investors, as well as the special risks of growth investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Mid-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Value Index), that appear undervalued by the market based on our evaluation of their potential worth.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          We also use proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	7

          The Fund may invest up to 20% of its total assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. This quantitative technique, when used, helps the portfolio manager control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Special Investment Risks: The Fund is subject to market risk, substantial company risk, mid-cap risk, and moderate foreign investment risk. In addition, the Fund is subject to substantial style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Small-Cap Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

          The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. The Fund uses proprietary mathematical models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including:

•	the valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects; and

•	the price and volume trends of the stock.

          The score is used to form the portfolio, along with the following additional inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	correlations between the performance of the stocks in the universe; and

•	trading costs.

          The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

          The Fund’s strategy is based upon our understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of

8	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

individual securities may be affected by factors not taken into account in the portfolio management team’s analysis.

          Special Investment Risks: The Fund is subject to market risk, very substantial company risk and small-cap risk. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

          Real Estate Securities Fund

          Investment Objective: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund uses a combination of both active management and indexed strategies. The Fund will use an active strategy using a research-oriented process with a focus on cash flows and asset values when we believe there is an opportunity to increase shareholder value. The Fund will utilize an indexed strategy to keep the Fund close to its benchmark when we do not perceive that there are opportunities to increase shareholder value utilizing an active management strategy. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry.

          An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Dow Jones Wilshire Real Estate Securities Index.

          Special Investment Risks: The Fund is subject to the special risks of real estate investing, described below. It is also subject to interest rate risk, income

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	9

risk, substantial market risk and very substantial company risk, as described under “Risks of Investing in the Equity Funds” above and “Risks of Investing in the Inflation-Linked Bond Fund” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

          There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the cleanup of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

          In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that they will sell them at an inopportune time.

          The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this Fund.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

10	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

Inflation-Linked Bond Fund

          Risks of Investing in the Inflation-Linked Bond Fund

          An investment in the Inflation-Linked Bond Fund will be subject to the following principal investment risks described below:

•

Income Volatility—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Prepayment Risk and Extension Risk—Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

          In addition to the principal investment risks set forth above, special risks associated with the Inflation-Linked Bond Fund are discussed in the following Fund summaries. The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	11

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

          Inflation-Linked Bond Fund

          Investment Objective: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds.

          Principal Investment Strategies: The Fund invests at least 80% of its assets in inflation-indexed bonds — fixed-income securities whose returns are designed to track a specified inflation index over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

          Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

          The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (“CPI-U”). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

          The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its total assets.

          The Fund is managed to maintain a duration that is similar to its benchmark index, the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2005, the duration of the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index was 8.25 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index.

12	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

Typically, the Fund will invest in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

          The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its total assets are invested in fixed-income securities rated below investment grade.

          Special Investment Risks: The Fund is subject to interest rate risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest. Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in “Taxes.” As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a “value preservation” option.

PAST PERFORMANCE

          The bar charts and performance tables help illustrate some of the risks of investing in the Funds, and how investment performance varies. The bar charts show the performance of the Retail Class of each Fund, before taxes, in each full calendar year since inception (i.e., the average annual total returns). Below each chart we note the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the charts shows each Fund’s returns (before and after taxes, where applicable) over the 2005 calendar year and since inception of the Fund, and how those returns compare to those of broad-based securities market indices. The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors to: (1) waive a portion of the investment management fees payable to Advisors for services it provided to the Funds under the investment management agreement, and (2) reimburse the Funds so that “other expenses,” which do not include investment management fees, do not exceed, annually, a certain percentage of each Fund’s average daily net assets. Without these waivers and reimbursements, the returns on certain Funds would have been lower. How the Funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	13

LARGE-CAP VALUE FUND

Best quarter: 18.42%, for the quarter ended June 30, 2003. Worst quarter: –5.63%, for the quarter ended March 31, 2003.

MID-CAP GROWTH FUND

Best quarter: 18.34%, for the quarter ended June 30, 2003. Worst quarter: –4.30%, for the quarter ended September 30, 2004.

MID-CAP VALUE FUND

Best quarter: 18.58%, for the quarter ended June 30, 2003. Worst quarter: –3.88%, for the quarter ended March 31, 2003.

SMALL-CAP EQUITY FUND

Best quarter: 23.49%, for the quarter ended June 30, 2003. Worst quarter: –5.60%, for the quarter ended March 31, 2005.

14	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

REAL ESTATE SECURITIES FUND

Best quarter: 17.12%, for the quarter ended December 31, 2004. Worst quarter: –6.86%, for the quarter ended March 31, 2005.

INFLATION-LINKED BOND FUND

Best quarter: 5.15%, for the quarter ended March 31, 2004. Worst quarter: –3.19%, for the quarter ended June 30, 2004.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	15

AVERAGE ANNUAL TOTAL RETURNS FOR RETAIL CLASS SHARES (Before and After Taxes)

	One Year (January 1, 2005 to December 31, 2005)	Since Inception to December 31, 2005

LARGE-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	4.88%	20.64%
Return After Taxes on Distributions	3.84%	18.85%
Return After Taxes on Distributions and Sale of Fund Shares	4.06%	17.22%
Russell 1000® Value Index	7.05%	19.20%

MID-CAP GROWTH FUND
Inception Date: October 1, 2002
Return Before Taxes	9.37%	23.84%
Return After Taxes on Distributions	8.94%	22.99%
Return After Taxes on Distributions and Sale of Fund Shares	6.67%	20.57%
Russell Midcap® Growth Index	12.10%	24.05%

MID-CAP VALUE FUND
Inception Date: October 1, 2002
Return Before Taxes	11.51%	26.80%
Return After Taxes on Distributions	9.79%	25.13%
Return After Taxes on Distributions and Sale of Fund Shares	8.16%	22.68%
Russell Midcap® Value Index	12.65%	24.86%

SMALL-CAP EQUITY FUND
Inception Date: October 1, 2002
Return Before Taxes	3.24%	22.78%
Return After Taxes on Distributions	1.10%	20.67%
Return After Taxes on Distributions and Sale of Fund Shares	3.27%	18.97%
Russell 2000® Index	4.55%	22.46%

REAL ESTATE SECURITIES FUND
Inception Date: October 1, 2002
Return Before Taxes	7.15%	24.93%
Return After Taxes on Distributions	2.24%	19.55%
Return After Taxes on Distributions and Sale of Fund Shares	4.95%	18.51%
Dow Jones Wilshire Real Estate Securities Index	14.06%	26.20%

16	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

AVERAGE ANNUAL TOTAL RETURNS FOR RETAIL CLASS SHARES (Before and After Taxes)

	One Year (January 1, 2005 to December 31, 2005)	Since Inception to December 31, 2005

INFLATION-LINKED BOND FUND
Inception Date: October 1, 2002
Return Before Taxes	2.63%	2.83%
Return After Taxes on Distributions	0.49%	3.94%
Return After Taxes on Distributions and Sale of Fund Shares	2.10%	3.96%
Lehman Brothers U.S. Treasury Inflation-Protected Securities Index	2.84%	6.18%

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

          Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

          The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

          The benchmark indices reflect no deductions for fees, expenses or taxes.

FEES AND EXPENSES

          The following tables describe the fees and expenses that you pay if you buy and hold Retail Class shares of the Funds:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)	Retail Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0%

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	17

RETAIL CLASS1
ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

	Management Fees	Distribution (12b-1) Fees[2]	Other Expenses[3]	Total Annual Fund Operating Expenses	Expense Reimbursement/ Waiver[4]	Net Annual Fund Operating Expenses

Large-Cap Value Fund	0.45%	0.00%	0.36%	0.81%	0.01%	0.80%
Mid-Cap Growth Fund	0.48%	0.00%	0.35%	0.83%	—	0.83%
Mid-Cap Value Fund	0.48%	0.00%	0.35%	0.83%	—	0.83%
Small-Cap Equity Fund	0.48%	0.00%	0.22%	0.70%	—	0.70%
Real Estate Securities Fund	0.50%	0.00%	0.36%	0.86%	—	0.86%
Inflation-Linked Bond Fund	0.30%	0.00%	0.21%	0.51%	0.01%	0.50%

[1]

Shareholders of these Funds approved a new investment management agreement, effective February 1, 2006. The expenses in this chart have been restated to show what the expenses would be under the new investment management agreement and if they had been in effect during the fiscal year ended September 30, 2005.

[2]

Retail Class shareholders of these Funds approved a new Distribution (12b-1) Plan for the Retail Class of these Funds, with a maximum annual reimbursement rate of 0.25% of average daily net assets. Although the Plan will go into effect on February 1, 2006, the Funds’ distributor,Teachers Personal Investors Services, Inc. (“TPIS”) has contractually agreed not to seek any reimbursements under the Plan through April 30, 2007.Therefore, no Distribution (12b-1) Fees are shown.

[3]

The figures shown for Other Expenses (which do not include Management Fees) for these Funds are based on each Fund’s actual operating expenses for the fiscal year ended September 30, 2005. The Funds’ “other expenses” may be higher or lower than in fiscal year 2005 due to their new expense structure.

[4]

Advisors has contractually agreed to reimburse the Funds for such Total Annual Fund Operating Expenses that exceed, on an annual basis: 0.50% of average daily net assets for Inflation-Linked Bond Fund; 0.80% of average daily net assets for the Large-Cap Value Fund; 0.85% of average daily net assets for the Mid-Cap Growth, Mid-Cap Value, and Small-Cap Equity Funds; and 0.90% of average daily net assets for the Real Estate Securities Fund. These expense reimbursement agreements are currently expected to continue through at least April 30, 2007 and can only be changed with the approval of the Board of Trustees.

          Example

          The following example is intended to help you compare the cost of investing in Retail Class shares of the following Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year, that the Fund’s operating expenses remain the same, and that there is no Total Annual Fund Operating Expense reimbursement agreement in place after April 30, 2007 and that the agreement not to seek reimbursement from Distribution (12b-1) Fees terminates on April 30, 2007. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Large-Cap Value Fund	$82	$258	$449	$1,001
Mid-Cap Growth Fund	$85	$265	$460	$1,025
Mid-Cap Value Fund	$85	$265	$460	$1,025
Small-Cap Equity Fund	$72	$224	$390	$871
Real Estate Securities Fund	$88	$274	$477	$1,061
Inflation-Linked Bond Fund	$51	$163	$284	$640

18	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT MANAGEMENT STYLES

          Growth Investing. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

          Value Investing. This is a portfolio management style that typically involves seeking securities that:

•	Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what one believes is the issuer’s potential value; and

•	Appear attractive using discounted cash flow models.

          Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARKS AND OTHER INDICES

          The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

          Russell 1000® Value Index

          This is the benchmark for the Large-Cap Value Fund. The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	19

in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2005, the market capitalization of companies in the Russell 1000® Value Index ranged from $560 million to $372 billion, with a mean market capitalization of $13.3 billion and a median market capitalization of $4.8 billion.

          Russell Midcap® Growth Index

          This is the benchmark for the Mid-Cap Growth Fund. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap® Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2005, the market capitalization of companies in the Russell Midcap® Growth Index ranged from $1 billion to $18.4 billion, with a mean market capitalization of $5.3 billion and a median market capitalization of $4 billion.

          Russell Midcap® Value Index

          This is the benchmark for the Mid-Cap Value Fund. The Russell Midcap® Value Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap® Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2005, the market capitalization of companies in the Russell Midcap® Value Index ranged from $560 million to $18.1 billion, with a mean market capitalization of $5.2 billion and a median market capitalization of $3.8 billion.

          Russell 2000® Index

          This is the benchmark for the Small-Cap Equity Fund. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2005, the market capitalization of companies in the Russell 2000® Index ranged from $26 million to $4.4 billion, with a mean market capitalization of $740 million and a median market capitalization of $600 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.

20	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          Dow Jones Wilshire Real Estate Securities Index

          This is the benchmark for the Real Estate Securities Fund. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The Dow Jones Wilshire Real Estate Securities Index is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Dow Jones Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Dow Jones Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, net lease REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. A Company in the Dow Jones Wilshire Real Estate Securities Index must have a capitalization of at least $200 million at the time of its inclusion. If a company’s total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

          Lehman Brothers U.S. Treasury Inflation-Protected Securities Index

          This is the benchmark for the Inflation-Linked Bond Fund. The Lehman Brothers U.S. Treasury Inflation-Protected Securities Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the CPI-U. To be selected for inclusion in the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index, the securities must have at least one year to final maturity and a minimum par amount outstanding of $250 million.

ADDITIONAL INVESTMENT STRATEGIES

          Equity Funds

          The Equity Funds may invest in short-term debt securities of the following types:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	21

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and/or

(9)

Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking;

and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their total assets in fixed-income securities.

          Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Equity Funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the Fund’s investment objective and restrictions.

          The Real Estate Securities Fund

          The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above in the section entitled “Additional Investment Strategies for the Equity Funds” as well as the investment strategies used by the Fixed-Income Funds that are described below in the section entitled “Additional Investment Strategies for the Fixed-Income Funds.”

          The Inflation-Linked Bond Fund

          The Inflation-Linked Bond Fund may make certain other investments, but not as principal strategies. For example, this Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than

22	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

traditional mortgage-backed securities. Similarly, the Inflation-Linked Bond Fund may also buy and sell put and call options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, this Fund can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. This Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions.

PORTFOLIO HOLDINGS

          A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

PORTFOLIO TURNOVER

          A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes shareholders. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Inflation-Linked Bond Fund may increase portfolio turnover. The portfolio turnover rates of the Funds during recent fiscal periods are included below under Financial Highlights.

SHARE CLASSES

          TIAA-CREF Institutional Mutual Funds offers the following share classes for investors (a Fund may not offer all classes of shares):

•

Retirement Class shares are offered through accounts established by employers, or the trustees of plans sponsored by employers, in most cases through Teachers Insurance and Annuity Association of America (“TIAA”) or its affiliates, in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans. (TIAA, together with its affiliated companies, shall hereinafter be referred to as “TIAA-CREF.”) Retirement Class shares also may be offered through custody accounts established by individuals as IRAs through TIAA-CREF. Retirement Class shares generally have higher non-investment management expenses than Institutional Class shares to pay for higher administrative expenses.

•

Institutional Class shares are available for purchase only by certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other persons, such as tuition savings or prepaid plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares, or other affiliates of TIAA-CREF that the TIAA-

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	23

CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans.

•

Retail Class shares generally are offered directly to the investing public. The Retail Class has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 through which it can reimburse the Fund’s distributor or other entities for their efforts to distribute or promote Retail Class shares. Retail Class shares generally have higher non-investment management expenses than Institutional Class shares since they have higher administrative and distribution expenses.

          Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUNDS

THE FUNDS’ INVESTMENT ADVISER

          Advisors manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. It is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the TIAA-CREF Mutual Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of the College Retirement Equities Fund (“CREF”). As of December 31, 2005, Advisors and Investment Management together had $188.5 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

          Advisors’ manages the assets of the Funds described in this prospectus pursuant to a new agreement, effective February 1, 2006, that was approved by shareholders of each Fund (the “New Management Agreement”). The annual

24	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

investment management fees charged under the New Management Agreement with respect to each Fund, effective February 1, 2006, are as follows:

Investment Management Fees

REAL ESTATE SECURITIES FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.50%
Over $1.0—$2.5	0.48%
Over $2.5—$4.0	0.46%
Over $4.0	0.44%

LARGE-CAP VALUE FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.45%
Over $1.0—$2.5	0.43%
Over $2.5—$4.0	0.41%
Over $4.0	0.39%

MID-CAP GROWTH FUND*
MID-CAP VALUE FUND*
SMALL-CAP EQUITY FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$0.5	0.48%
Over $0.5—$0.75	0.46%
Over $0.75—$1.00	0.44%
Over $1.0	0.42%

INFLATION-LINKED BOND FUND*

Assets Under Management (Billions)	Fee Rate (average daily net assets)

$0.0—$1.0	0.30%
Over $1.0—$2.5	0.29%
Over $2.5—$4.0	0.28%
Over $4.0	0.27%

*	To understand the impact of these breakpoints, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	25

PORTFOLIO MANAGEMENT TEAMS

          Each Fund is managed by a team of fund managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

LARGE-CAP VALUE FUND

			Total Years/Months
			Experience
	Portfolio Role/
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Richard Cutler Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1997 to Present	9.1	14.8	3.3

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Jennison Associates – 2000 to 2004	1.7	19.1	1.7

MID-CAP GROWTH FUND

			Total Years/Months
			Experience
	Portfolio Role/
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Gregory B. Lutrell, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1991 to Present	15.1	20.7	2.9

MID-CAP VALUE FUND

			Total Years/Months
			Experience
	Portfolio Role/
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Richard Cutler Managing Director	Stock Selection	Teachers Advisors, Inc., and its affiliates – 1997 to Present	9.1	14.8	3.3

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Jennison Associates – 2000 to 2004	1.7	19.1	1.7

26	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

SMALL-CAP EQUITY FUND

			Total Years/Months
			Experience
	Portfolio Role/
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Daniel O. Glickman Director	Quantitative Stock Selection & Portfolio Construction	Teachers Advisors, Inc., TIAA and its affiliates – 2001 to Present	4.1	9.0	3.3

Victor Samoilovich Director	Quantitative Stock Selection & Portfolio Construction – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 2000 to Present	5.6	26.7	3.3

REAL ESTATE SECURITIES FUND

			Total Years/Months
			Experience
	Portfolio Role/
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Philip James (Jim) Campagna, CFA Associate	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present, Mellon Capital Management – 1997 to 2002	1.0	14.8	0.0

David Copp Associate	Trading - REITS	Teachers Advisors, Inc, TIAA and its affiliates – 2005 to Present, RBC Capital Markets 2002 to 2005, Robertson Stephens 1999 to 2002	0.6	9.6	0.6

Anne Sapp, CFA Director	Quantitative Portfolio Management	Teachers Advisors, Inc., TIAA and its affiliates – 2004 to Present, Mellon Transition Management Services – 2001 to 2004, Mellon Capital Management – 1996 to 2000	1.7	19.0	0.0

INFLATION-LINKED BOND FUND

			Total Years/Months
			Experience
	Portfolio Role/
	Coverage/	Experience Over	At		On
Name & Title	Expertise/Specialty	Past Five Years	TIAA	Total	Team

Michael F. Ferraro, CFA Director	Fixed Income Security Selection – Trader/Research	Teachers Advisors, Inc., TIAA and its affiliates – 1998 to Present	7.9	31.8	3.3

Joseph P. Rolston Director	Fixed Income Security Selection – Trader/Research	Teachers Advisors, Inc., TIAA and its affiliates – 1984 to Present	21.3	27.1	3.3

Steven I. Traum Managing Director	Fixed Income Security Selection – Trader/ Research – Lead Portfolio Manager	Teachers Advisors, Inc., TIAA and its affiliates – 1983 to Present	23.1	26.1	2.7

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	27

          The Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

OTHER SERVICES

          Responsibility for payment of administrative expenses for the Funds is allocated either directly to the Funds or to Advisors through the New Management Agreement.

DISTRIBUTION ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes each Fund’s shares. Each Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, a Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses. This plan takes effect on February 1, 2006; however, TPIS has agreed not to seek reimbursement of any expenses under the plan through April 30, 2007. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because these fees are paid out of each Fund’s assets on an ongoing basis, once these fees begin to be charged, over time they will increase the cost of your investment.

          TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Fund. TPIS may seek reimbursement under the distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Retirement or Institutional Class shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

          Advisors, at its own expense, also pays Services a retirement services administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares.

CALCULATING SHARE PRICE

          We determine the net asset value (“NAV”) per share, or share price, of a Fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the

28	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

NYSE (generally, 4:00 p.m. Eastern Time). We will not price Fund shares on days that the NYSE is closed. We compute a Fund’s NAV by dividing the value of the Fund’s assets, less its liabilities, by the number of outstanding shares of that Fund.

          If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          We usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before a Fund’s NAV is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust to the price levels in the U.S. when their markets open the next day. In these cases, we may fair value certain foreign securities when we feel the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it does eliminate some of the certainty in pricing obtained by using actual market close prices.

          Our fair value pricing procedures provide, among other things, for us to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. We also examine the prices of individual securities to determine, among other things, whether their price reflects fair value at the close of the NYSE based on market movements. Additionally, we may fair value domestic securities when we feel the last market quotation is not readily available or we feel it does not represent the fair value of that security.

          Money market instruments with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	29

matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS AND DISTRIBUTIONS

          Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

Fund	Dividend Paid

Large-Cap Value Fund	Annually
Mid-Cap Growth Fund	Annually
Mid-Cap Value Fund	Annually
Small-Cap Equity Fund	Annually
Real Estate Securities Fund	Quarterly
Inflation-Linked Bond Fund	Quarterly

We intend to pay net capital gains from Funds that have them once a year.

Shareholders can elect from among the following distribution options:

1.

Reinvestment Option, Same Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. We automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. We automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. We send a check for your dividend and each capital gain distribution.

          We make distributions for each Fund on a per share basis to the shareholders of record on the Fund’s distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below). Cash distribution checks will be mailed within seven days of the distribution date.

30	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

TAXES

          As with any investment, you should consider how your investment in any Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15 percent to individual investors (or at 5 percent to individual investors who are in the 10-percent or 15-percent tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          Under recent legislation, a portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified income received by a Fund. Notwithstanding this, certain holding period requirements with respect to an individual’s shares in a Fund may apply to prevent the individual from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	31

percent of all the taxable distributions and redemption proceeds paid from your account during 2006. We are also required to begin backup withholding if instructed by the IRS to do so.

          “Buying a dividend.” If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify in your hands for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Special considerations for Inflation-Linked Bond Fund shareholders. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

          Clients of TIAA-CREF Trust Company, FSB. If you purchased Fund shares through TIAA-CREF Trust Company, FSB, it is responsible for providing you with a statement showing taxable distributions paid to you from each Fund.

          This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

32	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES

TYPES OF ACCOUNTS

          Retail Class shares of the TIAA-CREF Institutional Mutual Funds are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts (see page 40 for more details).

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and institutional accounts.

•	Affiliated investment companies.

          We will only accept accounts with a U.S. address of record; we will not accept accounts with a foreign address of record. Additionally, we will not accept a post office box as the address of record for accounts.

          For more information about opening an IRA or corporate or institutional account, please call us at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

          How to Open an Account and Make Subsequent Investments

          To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments per Fund for all account types must be at least $100. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. We will not accept corporate checks for investment into non-corporate accounts.

          We consider all requests for purchases, checks and other forms of payments to be received when they are received in “good order”. (See page 39.) We will not accept third party checks. (We consider any check not made payable directly to

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	33

TIAA-CREF Institutional Mutual Funds-Retail Class as a third-party check). We cannot accept checks made out to you or other parties and signed over to us.

          To Open an Account On-Line: Please visit our Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, custodian (UGMA or UTMA), Traditional IRA and Roth IRA account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open an Account by Mail: Send your check, made payable to TIAA-CREF Institutional Mutual Funds-Retail Class, and application to:

First Class Mail:	The TIAA-CREF Institutional Mutual Funds-Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Institutional Mutual Funds-Retail Class
c/o Boston Financial Data Services
66 Brooks Drive
Braintree, MA 02184-3839

          Once submitted, your transaction cannot be modified or canceled.

          To Open an Account by Wire: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank ABA Number 011000028 DDA Number 99052771

Specify on the wire:

•	The TIAA-CREF Institutional Mutual Funds-Retail Class

•	Account registration (names of registered owners), address and social security number(s) or taxpayer identification number

•	Indicate if this is for a new or existing account (provide Fund account number if existing)

•	The Fund(s) in which you want to invest, and amount per Fund to be invested

You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, and the Fund(s) you want to invest in and the amount to be invested in each Fund(s).

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize us to take regular, automatic withdrawals from your bank account.

34	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          To begin this service, send us a voided check or savings account investment slip. It will take us up to 10 days from the time we receive it to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the TIAA-CREF Institutional Mutual Funds over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check was provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call us at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from our website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your social security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (you do not have to send us an application again).

Points to Remember for All Purchases

•	Your investment must be for a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; we will return these investments.

•	We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the Funds.

•	Your ability to purchase shares may be restricted due to limitations on exchanges. See “Points to Remember When Exchanging” below.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	35

•

If you have a securities dealer (including a mutual fund “supermarket”), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.

•

If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds. There is a $25 fee for all returned items, including checks and electronic funds transfers.

•

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until you provide us with the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

HOW TO REDEEM SHARES

          You can redeem (sell) your Retail Class shares at any time. Redemptions must be for at least $250 or the balance of your investment in a Fund, if less.

          Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see page 39). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold your redemption proceeds for up to 10 calendar days to allow the check or automatic investment to clear.

          We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with a medallion signature guarantee for each account holder (see page 39). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below. We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

36	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          You Can Redeem Shares in Any of the Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, medallion signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from Funds with balances of at least $5,000. We will automatically redeem shares in a particular Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which Fund you want to redeem shares.

          If you want to set up a systematic redemption plan, contact us and we will send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A medallion signature guarantee is required for this address change.

          We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

Points to Remember When Redeeming:

•	We cannot accept redemption requests specifying a certain price or date; these requests will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a medallion signature guarantee of all owners exactly as registered on the account.

•	For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	37

HOW TO EXCHANGE SHARES

          Investors holding Retail Class shares of a Fund are accorded certain exchange privileges involving their Retail Class shares of a Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase Retail Class shares of another Fund;

•	a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase shares of a mutual fund of TIAA-CREF Mutual Funds; and

•	a sale (redemption) of shares of a mutual fund of TIAA-CREF Mutual Funds and the use of the proceeds to purchase of Retail Class shares of a Fund.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below. The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a Fund in which you already own shares must be at least $50. An exchange to a new Fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per Fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and social security number or taxpayer identification number.

          You Can Make Exchanges in Any of the Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the Funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. We automatically redeem Retail Class shares from a specified Fund and purchase Retail Class shares in another Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the Funds involved in the exchange. An exchange to a Fund in which you already own shares must be for at least $50, and an exchange to a new Fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per Fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

38	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

          If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

Points to Remember When Exchanging:

•

Make sure you understand the investment objective of the Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

To maintain low expense ratios and avoid disrupting the management of each Fund’s portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period for any Fund or any TIAA-CREF Mutual Fund, except the International Equity Fund and the High-Yield Bond Fund of the TIAA-CREF Mutual Funds. For these Funds we reserve the right to suspend the exchange privilege if you make more than 6 exchanges in a 12-month period. We count each purchase or sale order as one exchange. For example, an exchange out of one Fund and purchase of another Fund would count as one exchange for each Fund.

•

We reserve the right to reject any exchange request and to modify or terminate the exchange option at any time. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

OTHER INVESTOR INFORMATION

          Good Order. Your initial application and later requests for transactions will not be processed until they are received in good order. Good order means that your application is properly completed or your transaction request includes your Fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

          Share Price. If you buy shares from us directly, including through the Internet, the share price we use will be the NAV per share next calculated after the Fund or the Fund’s transfer agent, BFDS, receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund “supermarket”), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary receives a transaction request that is in good order. If this occurs before the NYSE closes (usually 4:00 p.m. Eastern Time), your price will be the NAV per share for

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	39

that day. If it is after the NYSE closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day. If you are opening an account online and are transferring assets from another institution, your transaction will be processed at the NAV per share next calculated after BFDS receives your check or wire in good order.

          Low Balance Fee. We are currently reassessing our policy concerning low balance accounts and are considering imposing a fee on smaller accounts. We will notify you in advance of any policy we intend to implement.

          Minimum Account Size. Due to the relatively high cost of maintaining smaller accounts, we reserve the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

          Taxpayer Identification Number. You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior underreporting. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

          Changing Your Address. To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), we require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of the United States stock exchange participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

          Transferring Shares. You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide medallion signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Transfer On Death. If you live in certain states, you can designate one or more persons (“beneficiaries”) to whom your TIAA-CREF Institutional Mutual Funds shares can be transferred upon death. You can set up your account with a

40	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          Telephone and TIAA-CREF Web Center Transactions. The Funds are not liable for losses from unauthorized telephone and TIAA-CREF Web Center transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through TIAA-CREF’s Web Center are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

          If you do not want to be able to effect transactions over the telephone, call us for instructions.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account. Representatives of TPIS may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are shareholders who may try to profit from exchanging shares back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, they incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, we reserve the right to suspend the exchange privilege for a calendar year if you make more than 12 exchanges within a 12-month period for any Fund or any TIAA-CREF Mutual Fund, except the International Equity and High-Yield Bond Funds. For these Funds, we reserve the right to suspend the exchange privilege for a calendar year if you make more than 6 exchanges in a 12-month period. We also reserve the right to reject any purchase or exchange request that we regard as disruptive to the Funds’ efficient portfolio management. A purchase or exchange request could be

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	41

rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because we have discretion in applying this policy, it is possible that similar exchange activity could be handled differently because of the surrounding circumstances.

          We have the right to modify our market timing policy at any time without advance notice.

          We also fair value price our international portfolio securities when necessary to assure that the Fund prices accurately reflect the value of the portfolio securities held by the Funds as of 4:00 p.m., thereby minimizing any potential stale price arbitrage by market timers.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all Retail Class shareholders, and not to make exceptions with respect to these policies and procedures. We make reasonable efforts to apply these policies and procedures to shareholders who own Retail Class shares through omnibus accounts.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

           Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

ELECTRONIC PROSPECTUSES

          If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

GLOSSARY

Code  The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration  Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities  Common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income Securities  Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations

42	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other non-equity securities that pay dividends.

Foreign Investments  Securities of foreign issuers, securities or contracts traded or acquired in foreign markets or on foreign exchanges, or securities or contracts payable or denominated in foreign currencies.

Foreign Issuers  Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

U. S. Government Securities  Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Investment-Grade  A fixed-income security is Investment-Grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations.) Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the Funds’ financials for the fiscal year ended September 30, 2005. Their report appears in TIAA-CREF Institutional Mutual Funds’ Annual Report, which is available without charge upon request. Information reported for fiscal periods before 2005 was audited by the Funds’ former independent registered public accounting firm.

TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	43

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Large-Cap Value Fund

	Retirement Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.41	$11.55	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.26	0.24	0.21	0.01
Net realized and unrealized gain (loss) on total investments	1.90	2.23	2.24	(0.85)

Total gain (loss) from investment operations	2.16	2.47	2.45	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.06)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.14)	(0.61)	(0.06)	—

Net asset value, end of period	$14.43	$13.41	$11.55	$9.16

TOTAL RETURN	16.23%	21.59%	26.94%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$159,064	$69,314	$9,943	$92
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.51%	0.54%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.87%	1.89%	0.09%
Portfolio turnover rate	113%	154%	185%	25%

	Large-Cap Value Fund

	Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.40	$11.59	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.28	0.25	0.01
Net realized and unrealized gain (loss) on total investments	1.92	2.22	2.22	(0.85)

Total gain (loss) from investment operations	2.22	2.50	2.47	(0.84)

Less distributions from:
Net investment income	(0.23)	(0.14)	(0.04)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.21)	(0.69)	(0.04)	—

Net asset value, end of period	$14.41	$13.40	$11.59	$9.16

TOTAL RETURN	16.73%	21.96%	26.98%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$216,512	$31,289	$14,822	$92
Ratio of expenses to average net assets before expense reimbursement	0.14%	0.17%	0.21%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.14%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	2.11%	2.20%	2.31%	0.11%
Portfolio turnover rate	113%	154%	185%	25%

	Large-Cap Value Fund

	Retail Class

				For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.25	$11.52	$9.16	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.26	0.24	0.22	0.01
Net realized and unrealized gain (loss) on total investments	1.88	2.21	2.20	(0.85)

Total gain (loss) from investment operations	2.14	2.45	2.42	(0.84)

Less distributions from:
Net investment income	(0.24)	(0.17)	(0.06)	—
Net realized gains	(0.98)	(0.55)	—	—

Total distributions	(1.22)	(0.72)	(0.06)	—

Net asset value, end of period	$14.17	$13.25	$11.52	$9.16

TOTAL RETURN	16.35%	21.67%	26.47%	(8.40)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$170,748	$137,166	$85,349	$18,135
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.49%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.87%	1.89%	1.99%	0.09%
Portfolio turnover rate	113%	154%	185%	25%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

44	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

	TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	45

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Growth Fund

	Retirement Class

							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23		$12.97		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01		(0.00	)(c)	(0.00	)(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.31		1.76		3.76		(0.79)

Total gain (loss) from investment operations	3.32		1.76		3.76		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	—		0.00	(c)	—
Net realized gains	(0.67)		(0.50)		0.00	(c)	—

Total distributions	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.88		$14.23		$12.97		$9.21

TOTAL RETURN	23.72%		13.48%		40.85%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$131,943		$74,600		$25,519		$92
Ratio of expenses to average net assets before expense reimbursement	0.48%		0.54%		0.73%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%		0.48%		0.47%		0.03%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.06%		(0.01)%		(0.02)%		0.02%
Portfolio turnover rate	115%		148%		162%		19%

	Mid-Cap Growth Fund

	Institutional Class

					For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005	2004	2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.30	$13.02	$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.06	0.05	0.04		0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.33	1.76	3.77		(0.79)

Total gain (loss) from investment operations	3.39	1.81	3.81		(0.79)

Less distributions from:
Net investment income	(0.01)	(0.03)	—		—
Net realized gains	(0.67)	(0.50)	(0.00	)(c)	—

Total distributions	(0.68)	(0.53)	(0.00)		—

Net asset value, end of period	$17.01	$14.30	$13.02		$9.21

TOTAL RETURN	24.12%	13.88%	41.37%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$20,808	$3,684	$1,887		$92
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.17%	0.39%		0.01%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%	0.14%		0.01%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.39%	0.32%	0.31%		0.04%
Portfolio turnover rate	115%	148%	162%		19%

	Mid-Cap Growth Fund

	Retail Class

							For the Period September 4, 2002 (commencement of operations) to September 30, 2002 (a)
	For the Years Ended September 30,

	2005		2004		2003

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.23		$12.98		$9.21		$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.01		0.00	(c)	0.00	(c)	0.00 (c)
Net realized and unrealized gain (loss) on total investments	3.32		1.75		3.77		(0.79)

Total gain (loss) from investment operations	3.33		1.75		3.77		(0.79)

Less distributions from:
Net investment income	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—
Net realized gains	(0.67)		(0.50)		(0.00	)(c)	—

Total distributions	(0.67)		(0.50)		(0.00	)(c)	—

Net asset value, end of period	$16.89		$14.23		$12.98		$9.21

TOTAL RETURN	23.80%		13.48%		40.96%		(7.90)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$62,481		$48,508		$22,004		$9,025
Ratio of expenses to average net assets before expense reimbursement	0.44%		0.51%		0.69%		0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%		0.44%		0.44%		0.03%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursement	0.09%		0.02%		0.01%		0.02%
Portfolio turnover rate	115%		148%		162%		19%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)	Amount represents less than $0.01 per share.

46	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class

	TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	47

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Mid-Cap Value Fund

	Retirement Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.38	$11.95	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.25	0.21	0.18	0.01
Net realized and unrealized gain (loss) on total investments	3.60	2.73	2.80	(0.98)

Total gain (loss) from investment operations	3.85	2.94	2.98	(0.97)

Less distributions from:
Net investment income	(0.14)	(0.06)	(0.06)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.71)	(0.51)	(0.06)	—

Net asset value, end of period	$17.52	$14.38	$11.95	$9.03

TOTAL RETURN	27.20%	24.82%	33.27%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$266,360	$92,268	$15,669	$90
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.52%	0.65%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%	0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.50%	1.54%	1.52%	0.12%
Portfolio turnover rate	110%	173%	215%	15%

	Mid-Cap Value Fund

	Institutional Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.44	$12.02	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.30	0.26	0.22	0.01
Net realized and unrealized gain (loss) on total investments	3.62	2.74	2.81	(0.98)

Total gain (loss) from investment operations	3.92	3.00	3.03	(0.97)

Less distributions from:
Net investment income	(0.22)	(0.13)	(0.04)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.79)	(0.58)	(0.04)	—

Net asset value, end of period	$17.57	$14.44	$12.02	$9.03

TOTAL RETURN	27.63%	25.36%	33.63%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$25,868	$8,042	$4,009	$90
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.17%	0.32%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.82%	1.88%	2.05%	0.14%
Portfolio turnover rate	110%	173%	215%	15%

	Mid-Cap Value Fund

	Retail Class

	For the Years Ended September 30,			For the Period September 4, 2002 (commencement of operations) to September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.27	$11.97	$9.03	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.25	0.22	0.19	0.01
Net realized and unrealized gain (loss) on total investments	3.57	2.71	2.80	(0.98)

Total gain (loss) from investment operations	3.82	2.93	2.99	(0.97)

Less distributions from:
Net investment income	(0.16)	(0.18)	(0.05)	—
Net realized gains	(0.57)	(0.45)	—	—

Total distributions	(0.73)	(0.63)	(0.05)	—

Net asset value, end of period	$17.36	$14.27	$11.97	$9.03

TOTAL RETURN	27.23%	24.89%	33.29%	(9.70)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$95,608	$40,706	$9,476	$8,852
Ratio of expenses to average net assets before expense reimbursement	0.44%	0.51%	0.62%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.44%	0.44%	0.44%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.53%	1.58%	1.83%	0.11%
Portfolio turnover rate	110%	173%	215%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

48	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class
	TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	49

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Small-Cap Equity Fund

	Retirement Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,

	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.20	$12.62		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.12	0.09		0.11	0.01
Net realized and unrealized gain (loss) on total investments	2.19	2.46		3.28	(0.74)

Total gain (loss) from investment operations	2.31	2.55		3.39	(0.73)

Less distributions from:
Net investment income	(0.10)	(0.04)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.80)	(0.97)		(0.04)	—

Net asset value, end of period	$15.71	$14.20	(c)	$12.62	$9.27

TOTAL RETURN	16.35%	20.53	%(c)	36.65%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$170,413	$116,445		$29,036	$93
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.54%		0.95%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.48%		0.47%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.78%	0.68%		0.89%	0.15%
Portfolio turnover rate	273%	295%		328%	15%

	Small-Cap Equity Fund

	Institutional Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,

	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.29	$12.68		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.17	0.14		0.14	0.02
Net realized and unrealized gain (loss) on total investments	2.20	2.48		3.29	(0.75)

Total gain (loss) from investment operations	2.37	2.62		3.43	(0.73)

Less distributions from:
Net investment income	(0.12)	(0.08)		(0.02)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.82)	(1.01)		(0.02)	—

Net asset value, end of period	$15.84	$14.29	(c)	$12.68	$9.27

TOTAL RETURN	16.69%	20.98	%(c)	37.12%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$116,652	$45,429		$18,702	$93
Ratio of expenses to average net assets before expense reimbursement	0.15%	0.20%		0.62%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.15%	0.14%		0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	1.11%	1.03%		1.25%	0.17%
Portfolio turnover rate	273%	295%		328%	15%

	Small-Cap Equity Fund

	Retail Class

	For the Years Ended September 30,				For the Period September 4, 2002 (commencement of operations) to September 30,

	2005	2004		2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$14.15	$12.64		$9.27	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.14	0.12		0.12	0.02
Net realized and unrealized gain (loss) on total investments	2.19	2.45		3.29	(0.75)

Total gain (loss) from investment operations	2.33	2.57		3.41	(0.73)

Less distributions from:
Net investment income	(0.13)	(0.13)		(0.04)	—
Net realized gains	(0.70)	(0.93)		—	—

Total distributions	(0.83)	(1.06)		(0.04)	—

Net asset value, end of period	$15.65	$14.15	(c)	$12.64	$9.27

TOTAL RETURN	16.55%	20.70	%(c)	36.90%	(7.30)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$71,400	$61,937		$28,139	$18,351
Ratio of expenses to average net assets before expense reimbursement	0.32%	0.38%		0.78%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.30%	0.30%		0.30%	0.02%
Ratio of net investment income to average net assets after expense waiver and reimbursement	0.97%	0.87%		1.10%	0.16%
Portfolio turnover rate	273%	295%		328%	15%

(a)	The percentages shown for this period are not annualized.

(b)	Based on average shares outstanding.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

50	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class
	TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	51

Financial highlights	TIAA-CREF Institutional Mutual Funds	continued

	Real Estate Securities Fund

	Retirement Class

				For the Period September 4, 2002 (commencement of operations) to September 30,
	For the Years Ended September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.62	$12.40	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.48	0.50	0.57	0.05
Net realized and unrealized gain (loss) on total investments	2.53	2.49	2.39	(0.31)

Total gain (loss) from investment operations	3.01	2.99	2.96	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.43)	(0.27)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.97)	(1.77)	(0.28)	(0.02)

Net asset value, end of period	$14.66	$13.62	$12.40	$9.72

TOTAL RETURN	22.86%	25.81%	30.92%	(2.58)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,382	$69,980	$14,207	$97
Ratio of expenses to average net assets before expense reimbursement	0.48%	0.50%	0.51%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.48%	0.47%	0.48%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.36%	3.88%	4.81%	0.51%
Portfolio turnover rate	244%	349%	317%	15%

	Real Estate Securities Fund

	Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30,
	For the Years Ended September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.50	$12.32	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.52	0.53	0.59	0.05
Net realized and unrealized gain (loss) on total investments	2.47	2.48	2.37	(0.31)

Total gain (loss) from investment operations	2.99	3.01	2.96	(0.26)

Less distributions from:
Net investment income	(0.57)	(0.49)	(0.35)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(2.03)	(1.83)	(0.36)	(0.02)

Net asset value, end of period	$14.46	$13.50	$12.32	$9.72

TOTAL RETURN	22.87%	26.30%	30.94%	(2.56)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$240,806	$156,193	$99,389	$97
Ratio of expenses to average net assets before expense reimbursement	0.17%	0.16%	0.18%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.17%	0.15%	0.15%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.66%	4.12%	5.27%	0.53%
Portfolio turnover rate	244%	349%	317%	15%

	Real Estate Securities Fund

	Retail Class

				For the Period September 4, 2002 (commencement of operations) to September 30,
	For the Years Ended September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$13.37	$12.22	$9.72	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.47	0.49	0.52	0.05
Net realized and unrealized gain (loss) on total investments	2.48	2.45	2.39	(0.31)

Total gain (loss) from investment operations	2.95	2.94	2.91	(0.26)

Less distributions from:
Net investment income	(0.51)	(0.45)	(0.40)	(0.02)
Net realized gains	(1.46)	(1.34)	(0.01)	—

Total distributions	(1.97)	(1.79)	(0.41)	(0.02)

Net asset value, end of period	$14.35	$13.37	$12.22	$9.72

TOTAL RETURN	22.89%	25.84%	30.66%	(2.59)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$160,218	$107,695	$52,603	$19,246
Ratio of expenses to average net assets before expense reimbursement	0.46%	0.50%	0.47%	0.03%
Ratio of expenses to average net assets after expense reimbursement	0.46%	0.45%	0.45%	0.03%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.37%	3.87%	4.80%	0.50%
Portfolio turnover rate	244%	349%	317%	15%

(a)     The percentages shown for this period are not annualized.

(b)     Based on average shares outstanding.

52	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class
	TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	53

Financial highlights	TIAA-CREF Institutional Mutual Funds	concluded

	Inflation-Linked Bond Fund

	Institutional Class

				For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.75	$10.51	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.43	0.45	0.37	0.02
Net realized and unrealized gain (loss) on total investments	0.12	0.30	0.31	0.12

Total gain (loss) from investment operations	0.55	0.75	0.68	0.14

Less distributions from:
Net investment income	(0.46)	(0.42)	(0.29)	(0.02)
Net realized gains	(0.15)	(0.09)	—	—

Total distributions	(0.61)	(0.51)	(0.29)	(0.02)

Net asset value, end of period	$10.69	$10.75	$10.51	$10.12

TOTAL RETURN	5.19%	7.36%	6.82%	1.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$325,636	$382,305	$223,138	$101
Ratio of expenses to average net assets before expense reimbursement	0.14%	0.15%	0.15%	0.01%
Ratio of expenses to average net assets after expense reimbursement	0.14%	0.14%	0.14%	0.01%
Ratio of net investment income to average net assets after expense waiver and reimbursement	3.97%	4.27%	3.56%	0.23%
Portfolio turnover rate	239%	151%	210%	0%

	Inflation-Linked Bond Fund

	Retail Class

				For the Period September 4, 2002 (commencement of operations) to September 30,

	For the Years Ended September 30,

	2005	2004	2003	2002 (a)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.63	$10.39	$10.12	$10.00

Gain (loss) from investment operations:
Net investment income (b)	0.43	0.49	0.40	0.02
Net realized and unrealized gain (loss) on total investments	0.11	0.24	0.26	0.12

Total gain (loss) from investment operations	0.54	0.73	0.66	0.14

Less distributions from:
Net investment income	(0.48)	(0.40)	(0.39)	(0.02)
Net realized gains	(0.15)	(0.09)	—	—

Total distributions	(0.63)	(0.49)	(0.39)	(0.02)

Net asset value, end of period	$10.54	$10.63	$10.39	$10.12

TOTAL RETURN	5.14%	7.20%	6.64%	1.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$70,277	$95,536	$20,193	$22,172
Ratio of expenses to average net assets before expense reimbursement	0.30%	0.33%	0.31%	0.02%
Ratio of expenses to average net assets after expense reimbursement	0.30%	0.30%	0.30%	0.02%
Ratio of net investment income to average net assets after expense waiver and reimbursement	4.04%	4.67%	3.93%	0.22%
Portfolio turnover rate	239%	151%	210%	0%

(a)     The percentages shown for this period are not annualized.

(b)     Based on average shares outstanding.

54	Prospectus TIAA-CREF Institutional Mutual Funds • Retail Class
	TIAA-CREF Institutional Mutual Funds • Retail Class Prospectus	55

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For more information about
TIAA-CREF Institutional Mutual Funds

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”).

The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated in this prospectus by reference.

Annual and semi-annual reports. The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

By telephone:
Call 800 223-1200

In writing:
TIAA-CREF Institutional Mutual Funds-Retail Class c/o Boston Financial Data Services P.O. Box 8009 Boston, MA 02266-8009

Over the Internet:
www.tiaa-cref.org

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 942-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549. To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free or write to us as follows:

By telephone:
Call 800 223-1200

In writing:
TIAA-CREF Institutional Mutual Funds-Retail Class c/o Boston Financial Data Services P.O. Box 8009 Boston, MA 02266-8009

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

811-9301 A10876-02/06

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

FEBRUARY 1, 2006

Growth Equity Fund	Mid-Cap Value Index Fund

Growth & Income Fund	Mid-Cap Blend Index Fund

International Equity Fund	Small-Cap Growth Index Fund

Large-Cap Value Fund	Small-Cap Value Index Fund

Mid-Cap Growth Fund	Small-Cap Blend Index Fund

Mid-Cap Value Fund	International Equity Index Fund

Small-Cap Equity Fund	Social Choice Equity Fund

Large-Cap Growth Index Fund	Real Estate Securities Fund

Large-Cap Value Index Fund	Bond Fund

Equity Index Fund	Inflation-Linked Bond Fund

S&P 500 Index Fund	Money Market Fund

Mid-Cap Growth Index Fund

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in TIAA-CREF Institutional Mutual Funds. It is not a prospectus and should be read carefully in conjunction with the TIAA-CREF Institutional Mutual Funds’ Prospectus dated February 1, 2006 (the “Prospectus”), which may be obtained by writing us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164 or by calling 877 518-9161.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus. The audited financial statements of the TIAA-CREF Institutional Mutual Funds for the fiscal year ended September 30, 2005 are incorporated into this SAI by reference to the Funds’ Annual Report to shareholders. We will furnish you, without charge, a copy of the Annual Report on request.

The date of this SAI is February 1, 2006.

Table of Contents

B-2	Investment Objectives, Policies, and Restrictions
B-2	Fundamental Policies
B-3	Investment Policies
B-15	Disclosure of Portfolio Holdings
B-16	Management of TIAA-CREF Institutional Mutual Funds
B-16	Trustees and Officers of the TIAA-CREF Institutional Mutual Funds
B-18	Equity Ownership of TIAA-CREF Institutional Mutual Funds’ Trustees
B-19	Trustee and Officer Compensation
B-20	Board Committees
B-20	Proxy Voting Policies
B-21	Principal Holders of Securities
B-29	Investment Advisory and Other Services
B-32	Information about the Funds’ Portfolio Management Teams
B-36	About the TIAA-CREF Institutional Mutual Funds and the Shares
B-36	Class Structure
B-37	Distribution (12b-1) Plan
B-38	Indemnification of Shareholders
B-38	Indemnification of Trustees
B-38	Limitation of Fund Liability
B-38	Shareholder Meetings and Voting Rights
B-38	Additional Funds or Classes
B-38	Dividends and Distributions
B-39	Pricing of Shares
B-39	Investments for Which Market Quotations Are Readily Available
B-39	Foreign Investments
B-39	Debt Securities
B-39	Special Valuation Procedures for the Money Market Fund
B-39	Options and Futures
B-40	Investments for Which Market Quotations Are Not Readily Available

B-40	Tax Status
B-44	Brokerage Allocation
B-47	Directed Brokerage
B-47	Voting Rights
B-47	Legal Matters
B-47	Experts
B-47	Financial Statements
B-48	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

          The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of twenty-three separate investment portfolios or funds of the TIAA-CREF Institutional Mutual Funds (the “Funds”). Offered in this Prospectus. Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, each Fund’s investment objective, policies and principal investment strategies described in the Prospectus, as well as the investment restrictions contained in “Investment Policies” below, are not fundamental and therefore may be changed by the TIAA-CREF Institutional Mutual Funds’ board of trustees (the “Board of Trustees” or the “Board”) at any time. Each Fund will be “diversified” within the meaning of the 1940 Act.

          Unless stated otherwise, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

          The following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as permitted by law.

2.

The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.	The Fund will not purchase real estate or mortgages directly.

5.	The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6.

The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.	The Fund will not purchase any security on margin except that the Fund may obtain such shortterm credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8.

The Fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of each Fund other than the Real Estate Securities Fund.

9.

The Fund will not invest 25 percent or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

The Real Estate Securities Fund has a policy of investing more than 25 percent of its total assets in securities of issuers in the real estate industry.

B-2	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

INVESTMENT POLICIES

          The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed without the approval of the shareholders in the affected Fund.

          Non-Equity Investments of the Equity Funds. The Equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Money Market Fund invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

          When market conditions warrant, the Equity Funds can invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment advisor for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

          Liquidity Facility. The Equity Funds participate in a $1.75 billion unsecured revolving credit facility for temporary or emergency purposes including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. The College Retirement Equities Fund (“CREF”), TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

          If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Illiquid Investments. The Board has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A Fund will not purchase or otherwise acquire any investment if, as a result, more than 15% (10% in the case of the Money Market Fund) of its net assets (taken at current value) would be invested in illiquid investments.

          Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees from time to time may determine the liquidity of restricted securities.

          Preferred Stock. The Funds can invest in preferred stock consistent with their investment objectives.

          Options and Futures. Each of the Funds may engage in options and futures strategies to the extent permitted by the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”). We do not intend for any Fund to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes.

          Option-related activities could include: (1) selling of covered call option contracts and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-3

same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

          A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the Fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor’s 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a Fund deals in any option.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          To the extent permitted by applicable regulatory authorities, each Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract — assuming a “long” position — a Fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of each Fund with regard to market risk (involving the market’s assessment of overall economic prospects), as distinguished from company risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, a Fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

          Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a

B-4	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Each Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each Fund’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the ben-efit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

          Each Fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a Fund enters into nonhedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish nonhedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the inthemoney amount of an option that is inthemoney when purchased may be excluded in computing such 5 percent).

          Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

          Investment Companies. Each Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company. These restrictions would not apply to any fund that we introduce that invests substantially all of its assets in the securities of other funds of the TIAA-CREF Institutional Mutual Funds. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. Each Fund can enter into firm commitment agreements for the purchase of securities on a specified future

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-5

date. When a Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of ownership of the securities — accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See below, “Segregated Accounts.”

Debt Instruments Generally

          A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a signifi-cant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally recognized statistical ratings organizations’ (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s (“S&P”) are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while those obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA and FNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

          Risks of Lower-Rated, Lower Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’ net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

          A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not

B-6	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the Funds anticipate that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

          Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          Structured or Indexed Securities. Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Mortgage-Backed and Asset-Backed Securities

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities. Some of the Funds may invest in asset-backed securities. To date, several types of asset-backed

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-7

securities have been offered to investors including automobile-loan receivables, interests in pools of credit card receivables, and home equity loans.

          Mortgage Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as purchase and sale transactions.

          Lending of Securities. Subject to fundamental investment policy 6 on page B-2 (relating to loans of portfolio securities), each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (“NASD”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

          Repurchase Agreements. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary government securities dealers or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S.Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Swap Transactions. Each Fund may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

          By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance

B-8	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

          Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

          To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. No Fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

          Segregated Accounts. In connection with when-issued securities, firm commitments and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other securities as may be permitted by law.

          Currency Transactions. The value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-9

risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations there-under.

          There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

          Real Estate Securities. As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate.
Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in “Investment Policies” in this SAI.

          Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

          In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

          Foreign Investments. As described more fully in the Prospectus, certain Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing, financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

           Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to

B-10	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the United States’ economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the U.S.) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. These risks include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that result in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

          In addition, some countries in which the Fund may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

          The repatriation of investment income, capital and proceeds of sales described above are also relevant to investments in companies domiciled in emerging market countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-11

          Investments in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement will likely make the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers.

          Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investments in Europe. The European Union (EU) is an intergovernmental and supranational union of 25 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 12 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 12 of the 25 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the new European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization, privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Twelve disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership, especially the troubled economies of countries further east. Also, as the EU continues to enlarge eastward, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

          Investing in euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

          Investments in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confisca-tory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or not experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be

B-12	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investments in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Latin American countries are among the largest debtors of developing countries. Argentina’s recent bankruptcy and the spreading financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investments in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan’s economic problems. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefore, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Over the last few years, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japan economic recovery, which set the stage for bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy starts to grow again, they are achieving improved profitability and earnings growth.

          Investments in Asia other than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-13

economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China, and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts. The Equity Funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs”). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD’s national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          Other Investment Techniques and Opportunities. Each Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Fund’s portfolio.

          Industry Concentrations. None of the Funds, with the exception of the Real Estate Securities Fund, will concentrate more than 25% of its total assets in any one industry.

          Portfolio Turnover. The transactions engaged in by the Funds are reflected in the Funds’ portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds’ portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds’ shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

          For the year ended September 30, 2005, the portfolio turnover of some of the Funds significantly changed from portfolio turnover rates in 2004 as a result of a variety of factors. The Growth Equity Fund portfolio turnover rate increased to 119% for 2005, as compared with 76% for the same period in 2004. This increase was due to certain state 529 plan trusts which invested in the Fund making revisions to their asset allocation models, resulting in purchases or sales of Fund shares by those state trusts (“State 529 Plan Rebalances”). The Growth & Income Fund portfolio turnover rate increased to 223% for 2005, as compared with 77% for the same period in 2004, due primarily to State 529 Plan Rebalances and secondarily due to repositioning of the Fund’s portfolio by the new portfolio manager of the Fund. The Large-Cap Value Fund portfolio turnover rate decreased to 113% for 2005, as compared with 154% for the same period in 2004, because in 2004 the portfolio management team changed the Fund’s portfolio selection, which increased turnover. In addition, the Mid-Cap Growth Fund portfolio turnover rate decreased to 115% for 2005, as compared with 148% for the same period in 2004. The higher turnover rate in 2004 was due primarily to increased cash flows into the Fund and a change in the portfolio management team. The Mid-Cap Value Fund portfolio turnover rate decreased to 110% for 2005, as compared with 173% for the same period in 2004, due in part to a new portfolio manager being added in 2004 and that manager’s adjustments to the Fund’s positions. Furthermore, turnover was decreased in 2005 due to the fact that in 2004, returns were generally higher which resulted in stocks achieving price targets and being sold more quickly than in 2005. The Social Choice Equity Fund portfolio turnover rate increased to 17% for 2005, as compared with 7% for the same period in 2004 due primarily to steady cash flows and transactions to keep the Fund as close to fully invested as possible. In addition, the portfolio turnover rate increased due to changes to the Fund’s investment universe, which required reinvestment of proceeds or the raising of cash to purchase different portfolio securities. In addition, the Real Estate Securities Fund portfolio turnover rate decreased to 244% for 2005, as compared with 349% for the same period in 2004, due to a change in portfolio management style with a goal of managing the Fund with a lower turnover rate.

B-14	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

          Furthermore, the Large-Cap Growth Index Fund portfolio turnover rate increased to 61% for 2005, as compared with 19% for the same period in 2004, the Large-Cap Value Index Fund portfolio turnover rate increased to 65% for 2005, as compared with 44% for the same period in 2004, the S&P 500 Index Fund portfolio turnover rate increased to 38% for 2005, as compared with 21% for the same period in 2004, the Small-Cap Blend Index Fund portfolio turnover rate increased to 63% for 2005, as compared with 24% for the same period in 2004, and the International Equity Index Fund portfolio turnover rate increased to 32% for 2005, as compared with 7% for the same period in 2004. The increases in portfolio turnover rates for these Index Funds in 2005 resulted primarily from State 529 Plan Rebalances. The Mid-Cap Growth Index Fund portfolio turnover rate increased to 42% for 2005, as compared with 32% for the same period in 2004, the Mid-Cap Value Index Fund portfolio turnover rate increased to 43% for 2005, as compared with 23% for the same period in 2004, the Mid-Cap Blend Index Fund portfolio turnover rate increased to 40% for 2005, as compared with 19% for the same period in 2004, the Small-Cap Growth Index Fund portfolio turnover rate increased to 70% for 2005, as compared with 45% for the same period in 2004, and the Small-Cap Value Index Fund portfolio turnover rate increased to 60% for 2005, as compared with 42% for the same period in 2004. The increases in portfolio turnover rates for these Index Funds in 2005 were due primarily to increased cash flows (both inflows as well as outflows), as well as the need to keep the Funds fully invested and closely aligned with their respective benchmarks.

          The Bond Fund portfolio turnover rate increased to 274% for 2005, as compared with 90% for the same period in 2004, due to State 529 Plan Rebalances. Finally, the Inflation-Linked Bond Fund portfolio turnover rate increased to 239% for 2005, as compared with 151% for the same period in 2004. These increases were due in part to State 529 Plan Rebalances, in part to sales of securities in inflation-linked auctions to align the Fund with its benchmark, as well as to purchases and sales that were made to take advantage of opportunities in the marketplace.

          The portfolio turnover rates of the other Funds did not change significantly from 2004 to 2005.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures governing the disclosure by the Funds and Advisors of Fund portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all Fund shareholders. As a threshold matter, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund will disclose its portfolio holdings to all third parties who request it after that period. In addition, the Funds and Advisors may disclose the ten largest holdings of any Fund to third parties ten days after the end of the calendar month.

          The Funds and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•

Fund holdings in any particular security can be made available to stock exchanges or regulators, and Fund holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

•	Fund portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holding information to that third party is:

	•	approved by an individual holding the title of Executive Vice President or above;

	•	approved by an individual holding the title of Chief Counsel or above; and

	•	subject to a written confidentiality agreement that includes provisions that restrict trading on the information.

          On an annual basis, the Boards of the Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval.

          Currently, the Funds have ongoing arrangements to disclose, in accordance with all of the provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Russell/Mellon Analytical Services; The Thomson Corporation; and Bloomberg L.P. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

          In addition, occasionally the Funds and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Funds’ portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements.

          The Funds send summaries of their portfolio holdings to shareholders semi-annually as part of the Funds’ annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-15

MANAGEMENT OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

 TRUSTEES AND OFFICERS OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

          The following table includes certain information about the TIAA-CREF Institutional Mutual Funds’ trustees and officers, including positions held with the Funds, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds’ disinterested trustees and the second table includes information about the Funds’ interested trustees and officers.

DISINTERESTED TRUSTEES

				Number of
				Portfolios
				in Fund
	Position(s)	Term of Office		Complex
	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	by Trustee	Held by Trustees

Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Trustee	Indefinite term. Trustee since 2003.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration (since 2001). Formerly, Donald R. Diamond Professor of Finance, University of Arizona (1999-2001), and Karl L. Eller Professor of Finance, University of Arizona (1984-1999). Trustee of TIAA (1984-2003).	60	None

Eugene Flood, Jr. Smith Breeden Associates, Inc. Chapel Hill, NC 27517 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	60	None

Howell E. Jackson Harvard Law School Griswold 510 1525 Massachusetts Avenue Cambridge, MA 02138 Age: 52	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	60	None

Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 63	Chairman of the Board, Trustee	Indefinite term. Trustee since 1999.	President and Managing Principal, Windermere Investment Associates (since 1997). Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997) and Executive Vice President, U.S. Institutional Funds of the Pacific Northwest (1993-1998).	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 72	Trustee	Indefinite term. Trustee since 1999.	Retired Partner, Debevoise & Plimpton. Formerly, Partner (1970-1981, 1984-1997) and Of Counsel (1998-2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law (1994-1999) and Commissioner of the U.S. Securities and Exchange Commission (1981-1984).	60	Member of the Board of Directors of AMVESCAP, PLC and Grantham, Mayo & Von Otterloo & Co., LLC (GMO) (investment management) and a member of the Finance Committee of the Rockefeller Family Fund.

Bridget A. Macaskill 160 East 81st Street New York, NY 10028 Age: 56	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000-2001). Chief Executive Officer (1995-2001); President (1991-2000); and Chief Operating Officer (1989-1995) of that firm.	60	Director, J Sainsbury plc (food retailer), Prudential plc, International Advisory Board, British-American Business Council and Federal National Mortgage Association Fannie Mae.

Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Durham-Chapel Hill Boulevard Suite 206 Durham, NC 27707 Age: 56	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman and CEO, NCM Capital Advisers Inc. (since 2003).	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

B-16	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds	continued

Number of
Portfolios
in Fund
	Position(s)	Term of Office		Complex
	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	Time Served	During Past 5 Years	by Trustee	Held by Trustees

Ahmed H. Zewail California Institute of Technology Arthur Amos Noyes Laboratory of Chemical Physics Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Trustee	Indefinite term. Trustee since 2004.	Linus Pauling Chair Professor of Chemistry and Professor of Physics, Caltech (since 1996); and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech (since 1995).	60	None

OFFICERS

	Position(s) Held	Term of Office and
Name, Address and Age	with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 62	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA since 2002, President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”) since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000-2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997-1999.

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Funds since 2004. Vice President and Treasurer of Teachers Advisors, Inc. (“Advisors”) TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 45	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1999. Chief Investment Officer since 2004.

Executive Vice President since 1999 and Chief Investment Officer since 2004 of TIAA and the TIAA-CREF Funds since 2003. President and Chief Executive Officer of Investment Management and Advisors and Director of Advisors and TIAA-CREF Life. Formerly, Executive Vice President, CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds since 2003. Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001-2002; and Senior President Vice and Chief Communications Officer for Insurance Information Institute, 1993-2001.

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1999.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds since 1999.

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000-2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997-2000.

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 51	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003. Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997-2003.

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003. Director of Advisors, Services, TPIS, Tuition Financing and TIAA-CREF Life and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999-2003; and Head and Deputy Head of Global Market Risk Management, 1997-1999.

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds since 2003. President, Chief Executive Officer and Manager of Services. Director of TPIS, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000-2003; Vice President, Eastern Division, 1994-2000.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-17

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds	continued

	Position(s) Held	Term of Office and
Name, Address and Age	with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Russell Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age†: 47	Vice President and Acting Chief Financial Officer	Indefinite term. Acting Chief Financial Officer since 2005.

Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Funds since 2005. Director of Advisors, TPIS, Tuition Financing and TIAA-CREF Life. Manager of Investment Management and Services since 2005. Formerly Vice President, Internal Audit of TIAA, the TIAA-CREF Funds, and Advisors Investment Management, 2004-2005; Vice President of Internal Audit of the St. Paul Travelers Companies, 2001-2004, Qwest Communications, 2000-2001, and of US WEST, Inc., 1998-2000.

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 38	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999-Feb. 2003; and Vice President and Head of Human Resources, Japan Morgan Stanley, 1998-1999.

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds since 2000. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS; Manager of Services; President and Director of Tuition Financing. Formerly, President and Chief Executive Officer, Horizon Mercy, 1996-2000.

Eric Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Acting Chief Compliance Officer*	Indefinite term. Vice President and Acting Chief Compliance Officer since 2005.

Vice President and Acting Chief Compliance Officer of the TIAA-CREF Funds, Investment Management Tuition Financing, Advisors, and Services, since 2005. Formerly, Vice President, Compliance Officer of TIAA, 2004-2005; First Vice President, Manager of Compliance and Centralized Trust Functions, Private Banking Division, 2001-2004, Manager of Compliance and Regulatory Affairs, Investment Banking Division, 1993-2001, Comerica Incorporated.

Edward Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since January 2006.	Executive Vice President, Institutional Client Services since January 2006. Formerly Senior Vice President, Pension Products from July 2003-January 2006, Vice President, Support Services 1998-2003

*        On October 26, 2005, Eric Oppenheim was appointed Acting Chief Compliance Officer while the Funds search for a permanent replacement for Carol Baldwin Moody who resigned the position.

EQUITY OWNERSHIP OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS’ TRUSTEES

          The following chart includes information relating to equity securities beneficially owned by the TIAA-CREF Institutional Mutual Funds’ trustees in the TIAA-CREF Institutional Mutual Funds and in the same “family of investment companies” as the TIAA-CREF Institutional Mutual Funds, as of December 31, 2005. The TIAA-CREF Institutional Mutual Funds’ family of investment companies includes TIAA-CREF Institutional Mutual Funds, (including the TIAA-CREF Lifecycle Funds), CREF, TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Aggregate Dollar Range of Equity Securities in All
Registered Investment Companies Overseen by
Name of Trustee	Dollar Range of Equity Securities in Fund	Trustee in Family of Investment Companies

Willard T. Carleton	None	Over $100,000
Eugene Flood, Jr.	TIAA-CREF S&P 500 Index Fund — Retirement Class $10,001 – $50,000	Over $100,000
TIAA-CREF International Equity Fund — Retirement Class $10,001 – $50,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bevis Longstreth	TIAA-CREF International Equity Fund — Retirement Class – Over $100,000	Over $100,000
Bridget Macaskill	TIAA-CREF Mid Cap Value Fund — Retirement Class $10,001 – $50,000
TIAA-CREF Mid Cap Growth Fund — Retirement Class $10,001 – $50,000
TIAA-CREF Large Cap Value Fund — Retirement Class $10,001 – $50,000
TIAA-CREF Small Cap Equity Fund — Retirement Class $10,001 – $50,000
TIAA-CREF International Equity Fund — Retirement Class $10,001 – $50,000
Maceo K. Sloan	None	Over $100,000
Ahmed H. Zewail	None	Over $100,000

B-18	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Management	Trustees and officers of the TIAA-CREF Institutional Mutual Funds	concluded

TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation received from the Funds and the TIAA-CREF fund complex by each non-officer trustee for the fiscal year ending September 30, 2005. The Funds’ officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds) and TIAA-CREF Mutual Funds, each a registered investment company.

DISINTERESTED TRUSTEES

	Aggregate Compensation	Pension or Retirement Benefits	Total Compensation
Name	From TIAA-CREF Institutional Mutual Funds	Accrued As Part of Fund Expenses	Paid From Fund Complex

Willard T. Carleton	$4,470.03	$2,137.45	$117,700.00
Martin J. Gruber†	$2,274.96	$887.024	$64,000.00
Eugene Flood, Jr.‡	$1,404.48	$0.00	$34,650.00
Howell E. Jackson‡	$1,550.40	$0.00	$38,250.00
Nancy L. Jacob	$4,962.59	$2,137.45	$129,750.00
Bevis Longstreth*	$4,284.02	$2,137.45	$112,900.00
Bridget A. Macaskill	$4,162.16	$2,137.45	$108,700.00
Stephen A. Ross* †	$886.03	$408.35	$21,000.00
Maceo K. Sloan	$4,821.69	$2,137.45	$126,300.00
Ahmed H. Zewail	$2,973.38	$2,137.45	$78,750.00

*

This compensation, or a portion of it, was not actually paid based on prior election of Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees. Excluding this year’s deferrals, a total of $1,499,074.69, including interest, earned across the fund complex has been deferred for prior years’ service, including interest through September 30, 2005, for all current Trustees who had elected to defer their compensation.

†	These are former trustees.

‡	Dr. Flood and Prof. Jackson were elected trustees on August 31, 2005.

          The Board approved an increase in trustee compensation, effective July 1, 2005, at the following rates: an annual retainer of $45,000; a Board and committee meeting fee of $1,800; an annual long-term compensation contribution of $75,000; a committee chair fee of $10,000; a Board chair fee of $15,000; and an Audit Committee member fee of $5,000. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the needs to attract and retain well-qualified Board members.

          The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional CREF and TIAA annuity accounts chosen by the trustee. Benefits will be paid after the trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee, after the trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-19

BOARD COMMITTEES

          The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the TIAA-CREF Institutional Mutual Funds’ operations:

(1)

An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which audits and examines the records and affairs of the TIAA-CREF Institutional Mutual Funds as it deems necessary, using independent auditors or others. The Audit Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the independent auditors. The Audit Committee has adopted a formal written charter that is available upon request. During 2005, the Audit Committee held ten meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton, Prof. Jackson and Ms. Macaskill. Mr. Sloan serves as the audit committee financial expert.

(2)

A Finance Committee, which oversees the management of the TIAA-CREF Institutional Mutual Funds’ investments subject to appropriate oversight by the full Board of Trustees. During 2005, the Finance Committee held four meetings. The current members of the Finance Committee are Dr. Jacob (chair), Dr. Carleton, Dr. Flood, Prof. Jackson, Mr. Longstreth, Ms. Macaskill, Mr. Sloan, and Dr. Zewail.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the TIAA-CREF Institutional Mutual Funds and the initiation of appropriate shareholder resolutions. During 2005, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton, and Dr. Zewail.

(4)

An Executive Committee, which generally is vested with full board powers between Board meetings on matters not specifically addressed by the full Board. During 2005, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Jacob (chair), Mr. Longstreth, and Mr. Sloan.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which nominates certain TIAA-CREF Institutional Mutual Funds’ officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During 2005, the Nominating and Governance Committee held ten meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Dr. Flood, and Mr. Longstreth.

          Investors can recommend and the Nominating and Governance Committee will consider nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Institutional Mutual Funds. The Secretary’s address is: 730 Third Avenue, New York, New York 10017-3206.

PROXY VOTING POLICIES

          The TIAA-CREF Institutional Mutual Funds have adopted policies and procedures to govern their voting of proxies of portfolio companies. The Funds seek to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

          As a general matter, the Board of Trustees has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this SAI.

          Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance-related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the Funds’ shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

          The Funds believe there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the Funds, Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse him- or herself from all decisions regarding the portfolio company.

          In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, we have adopted special proxy voting policies for that Fund. We will vote the shares of the companies held in the Social Choice Equity Fund consistent with the social criteria (or screens) considered by the Fund in selecting companies for inclusion in its portfolio. In cases where we are asked to vote on social matters that are not covered under the Fund’s screens, we will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance. If the matter is not covered there, Advisors will seek guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

          A report of proxies voted for the Funds is made quarterly to the Funds’ Board and/or the Finance Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

B-20	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

          A record of all proxy votes cast for the Funds for the twelve-month period ended June 30, 2005, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the Funds’ proxy votes for the twelve-month period ended June 30, 2006, will become available on August 31, 2006.

PRINCIPAL HOLDERS OF SECURITIES

          As of December 31, 2005, the following persons are known by a Fund to hold beneficially or of record 5% or more of the outstanding shares of a class of the Fund:

SEI Private Trust Company
One Freedom Valley Drive
Oaks, PA 19456

          The following shares are held for the benefit of clients of TIAA-CREF Trust Company, FSB. If any customer individually owns 5% or more of a class of a Fund, they are also reported separately below under their names.

Fund/Class	Percentage of Holding	Shares

Growth Equity Fund—Institutional Class	17.75%	3,181,310.009

Growth & Income Fund—Institutional Class	77.47%	9,709,017.369

International Equity Fund—Institutional Class	35.04%	19,984,494.191

Large-Cap Value Fund—Institutional Class	12.30%	2,065,729.653

Small-Cap Equity Fund—Institutional Class	50.49%	4,162,785.271

Mid-Cap Growth Fund—Institutional Class	22.97%	297,707.317

Mid-Cap Value Fund—Institutional Class	36.33%	562,999.076

Large-Cap Value Index Fund—Institutional Class	10.27%	3,408,818.562

Large-Cap Growth Index Fund—Institutional Class	6.04%	2,634,658.046

Mid-Cap Blend Index Fund—Institutional Class	73.62%	2,950,032.181

Mid-Cap Growth Index Fund—Institutional Class	8.00%	177,403.000

Mid-Cap Value Index Fund—Institutional Class	10.12%	335,224.550

Small-Cap Blend Index Fund—Institutional Class	16.58%	1,861,895.192

Small-Cap Value Index Fund—Institutional Class	6.33%	347,812.433

International Equity Index Fund—Institutional Class	17.23%	2,864,166.005

Equity Index Fund—Institutional Class	18.15%	11,778,405.383

S&P 500 Index Fund—Institutional Class	31.14%	13,175,282.945

Real Estate Securities Fund—Institutional Class	30.56%	5,572,592.545

Social Choice Equity Fund—Institutional Class	58.49%	6,880,587.984

Bond Fund—Institutional Class	20.79%	31,718,344.734

Inflation-Linked Bond Fund—Institutional Class	12.83%	4,448,631.956

TIAA-CREF Trust Company, FSB
One Metropolitan Square
211 North Broadway, Suite 1000
St. Louis, MO 63102

          The majority of these shares are held for the benefit of clients of the Trust Company by SEI and are included in the ownership totals for SEI noted above. The Trust Company holds these shares in a fiduciary capacity for its clients and has investment discretion over them.

Fund/Class	Percentage of Holding	Shares

Growth Equity Fund—Institutional Class	15.74%	2,821,354.676

Growth & Income Fund—Institutional Class	60.70%	7,606,802.295

International Equity Fund—Institutional Class	23.84%	13,595,048.916

Large-Cap Value Fund—Institutional Class	12.17%	2,043,361.732

Small-Cap Equity Fund—Institutional Class	62.28%	5,134,625.247

Mid Cap Growth Fund—Institutional Class	22.96%	297,707.237

Mid Cap Value Fund—Institutional Class	30.12%	466,704.439

Large Cap Value Index Fund—Institutional Class	10.27%	3,408,818.564

Large Cap Growth Index Fund—Institutional Class	6.04%	2,632,693.411

Mid Cap Blend Index Fund—Institutional Class	73.52%	2,946,034.209

Mid Cap Growth Index Fund—Institutional Class	8.00%	177,403.000

Mid Cap Value Index Fund—Institutional Class	10.12%	335,224.549

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-21

Fund/Class	Percentage of Holding	Shares

Small Cap Blend Index Fund—Institutional Class	16.58%	1,861,654.479

Small Cap Value Index Fund—Institutional Class	6.27%	344,575.022

International Equity Index Fund—Institutional Class	15.20%	2,537,297.441

Equity Index Fund—Institutional Class	13.32%	8,646,178.682

S&P 500 Index Fund—Institutional Class	30.73%	13,002,205.324

Real Estate Securities Fund—Institutional Class	28.83%	5,256,502.448

Social Choice Equity Fund—Institutional Class	27.13%	3,192,241.474

Bond Fund—Institutional Class	18.50%	28,211,936.047

Inflation-Linked Bond Fund—Institutional Class	12.82%	4,445,064.162

          * The majority of these shares are held for the benefit of clients of the Trust Company by SEI and are included in the ownership totals for SEI noted above. The Trust Company holds these shares in a fiduciary capacity for its clients and has investment discretion over them.

JP Morgan
TIAA-CREF Trust CO IRA Program
C/O JP Morgan Chase Bank
3 Metrotech Center—Floor 6
Brooklyn, NY 11245-0001

Fund/Class	Percentage of Holding	Shares

Growth & Income Fund—Retirement Class	55.72%	4,538,667.578

International Equity Fund—Retirement Class	39.85%	9,303,849.954

Large-Cap Value Fund—Retirement Class	42.13%	5,043,186.931

Small-Cap Equity Fund—Retirement Class	38.92%	4,716,448.509

Mid-Cap Growth Fund—Retirement Class	38.79%	3,712,704.504

Mid-Cap Value Fund—Retirement Class	43.03%	7,230,703.924

Large-Cap Value Index Fund—Retirement Class	33.84%	51,415.064

Large-Cap Growth Index Fund—Retirement Class	5.40%	130,717.198

Mid-Cap Blend Index Fund—Retirement Class	27.73%	209,483.305

Mid-Cap Growth Index Fund—Retirement Class	71.39%	138,160.156

Mid-Cap Value Index Fund—Retirement Class	78.47%	238,442.691

Small-Cap Blend Index Fund—Retirement Class	33.99%	31,054.167

Small-Cap Value Index Fund—Retirement Class	14.47%	30,505.522

Small-Cap Growth Index Fund—Retirement Class	16.39%	35,715.195

International Equity Index Fund—Retirement Class	56.91%	192,235.297

S&P 500 Index Fund—Retirement Class	50.53%	3,794,335.272

Real Estate Securities Fund—Retirement Class	49.44%	5,029,066.213

Social Choice Equity Fund—Retirement Class	53.68%	2,958,983.681

McGhee, Peter Straith
18 Willard Street
Cambridge, MA 02138-4861

Fund/Class	Percentage of Holdings	Shares

Large-Cap Value Index Fund – Retirement Class	8.20%	12,110.336

Hedin, Raymond W
1925 S Wilton Drive
Bloomington, IN 47410-6747

Fund/Class	Percentage of Holdings	Shares

Large-Cap Value Index Fund – Retirement Class	7.19%	10,617.871

B-22	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Sutton, Alan Larue
1206 N 350 W
W Lafayette IN 47906-4725

Fund/Class	Percentage of Holdings	Shares

Large-Cap Value Index Fund – Retirement Class	5.58%	8,243.871

McGhee, Peter Straith
18 Willard Street
Cambridge, MA 02138-4861

Fund/Class	Percentage of Holdings	Shares

Mid-Cap Growth Index Fund – Retirement Class	7.49%	12,709.394

Comer, James Pierpont
PO Box 6557
Hamden, CT 06517-0557

Fund/Class	Percentage of Holdings	Shares

Mid-Cap Growth Index Fund – Retirement Class	6.70%	11,363.758

Younker, Adam B
1112 Thompson Avenue
Lehigh Acres, FL 33972-3104

Fund/Class	Percentage of Holdings	Shares

Mid-Cap Growth Index Fund – Retirement Class	5.19%	8,808.227

Giannetti, Louis D
23800 S Woodland Road
Shaker Hts, OH 44122-3301

Fund/Class	Percentage of Holdings	Shares

Mid-Cap Value Index Fund – Retirement Class	5.07%	14,331.494

Carlson, Ronald P
9100 Green Ridge Lane #57
Bloomington, IN 47401-9076

Fund/Class	Percentage of Holdings	Shares

Small-Cap Blend Index Fund – Retirement Class	7.16%	5,954.968

McGhee, Peter Straith
18 Willard Street
Cambridge, MA 02138-4861

Fund/Class	Percentage of Holdings	Shares

Small-Cap Blend Index Fund – Retirement Class	6.92%	5,757.613

Glover, George Irvin
1225 Charolais Trl
Amarillo, TX 79124-3757

Fund/Class	Percentage of Holdings	Shares

Small-Cap Blend Index Fund – Retirement Class	5.86%	4,875.032

TattersHall, Robert B
2055 NW Turner Drive
Pullman, WA 99163-3652

Fund/Class	Percentage of Holdings	Shares

Small-Cap Blend Index Fund – Retirement Class	7.72%	4,760.620

Canos, Eleanor J
1362 Pennsbury Dr
Cincinnati, OH 45238-3606

Fund/Class	Percentage of Holdings	Shares

Small-Cap Blend Index Fund – Retirement Class	5.35%	4,446.066

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-23

TIAA-CREF
JP Morgan Retirement Plans Program
C/O JP Morgan Chase Bank
3 Metrotech Center—Floor 6
Brooklyn, NY 11245-0001

Fund/Class	Percentage of Holding	Shares

Growth & Income Fund—Retirement Class	12.82%	1,044,187.437

International Equity Fund—Retirement Class	20.30%	4,739,636.160

Large-Cap Value Fund—Retirement Class	19.38%	2,320,305.331

Small-Cap Equity Fund—Retirement Class	19.60%	2,374,855.252

Mid-Cap Growth Fund—Retirement Class	19.37%	1,854,388.620

Mid-Cap Value Fund—Retirement Class	19.88%	3,340,966.396

Large-Cap Value Index Fund—Retirement Class	53.79%	81,724.041

Large-Cap Growth Index Fund—Retirement Class	10.20%	246,685.377

Mid-Cap Blend Index Fund—Retirement Class	26.26%	198,378.586

Mid-Cap Growth Index Fund—Retirement Class	11.34%	21,952.088

Mid-Cap Value Index Fund—Retirement Class	15.02%	45,635.680

Small-Cap Blend Index Fund—Retirement Class	32.87%	30,028.004

Small-Cap Value Index Fund—Retirement Class	68.51%	144,441.314

Small-Cap Growth Index Fund—Retirement Class	74.32%	164,173.832

International Equity Index Fund—Retirement Class	39.94%	134,197.606

S&P 500 Index Fund—Retirement Class	15.31%	1,149,713.423

Real Estate Securities Fund—Retirement Class	19.06%	1,938,690.343

Social Choice Equity Fund—Retirement Class	12.72%	701,390.875

TIAA-CREF Individual & Institutional Services, LLC
For the Exclusive Benefit of Customers
730 Third Avenue
New York, NY 10017

Fund/Class	Percentage of Holding	Shares

Growth & Income Fund—Retirement Class	31.46%	2,562,338.007

Large-Cap Value Fund—Retirement Class	38.49%	4,607,973.419

Mid-Cap Value Fund—Retirement Class	37.07%	6,229,322.930

Mid-Cap Growth Fund—Retirement Class	41.81%	4,002,287.139

Small-Cap Equity Fund—Retirement Class	41.47%	5,025,193.157

International Equity Fund—Retirement Class	39.84%	9,302,315.141

S&P 500 Index Fund—Retirement Class	34.13%	2,562,540.190

Large-Cap Growth Index Fund—Retirement Class	83.89%	2,029,663.463

Mid-Cap Blend Index Fund—Retirement Class	44.04%	332,707.351

Mid-Cap Growth index Fund—Retirement Class	9.94%	19,239.486

Small-Cap Blend Index Fund—Retirement Class	19.64%	17,938.888

Small-Cap Value Index Fund—Retirement Class	8.95%	18,867.792

Social Choice Equity Fund—Retirement Class	33.50%	1,846,814.274

Real Estate Securities Fund—Retirement Class	31.34%	3,188,153.279

ING National Trust
151 Farmington Avenue
Hartford, CT 06156-0001

Fund/Class	Percentage of Holding	Shares

International Equity Index Fund—Institutional Class	23.01%	3,824,637.863

B-24	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

California Golden State ScholarShare College Savings Trust (529 Plan)
CA State Treasurer’s Office
915 Capitol Mall, Room 110
Sacramento, CA 95814

Fund/Class	Percentage of Holding	Shares

International Equity Fund—Institutional Class	29.55%	16,848,379.504

Large-Cap Value Fund—Institutional Class	40.83%	6,856,065.335

Small-Cap Equity Fund—Institutional Class	14.97%	1,234,438.671

Social Choice Equity Fund—Institutional Class	41.51%	4,883,741.439

S & P 500 Index Fund—Institutional Class	11.15%	4,713,419.982

Large-Cap Growth Index Fund—Institutional Class	61.81%	26,951,943.744

Large-Cap Value Index Fund—Institutional Class	47.26%	15,695,919.815

Money Market Fund—Institutional Class	28.15%	60,349,178.360

Bond Fund—Institutional Class	28.97%	44,167,066.721

Small-Cap Blend Index Fund—Institutional Class	37.09%	4,164,413.274

Small-Cap Growth Index Fund—Institutional Class	96.21%	5,398,025.546

Small-Cap Value Index Fund—Institutional Class	93.67%	5,147,783.781

Large-Cap Value Index Fund—Retirement Class	7.45%	11,317.443

Mid-Cap Blend Index Fund—Institutional Class	23.49%	941,243.411

Mid-Cap Growth Index Fund—Institutional Class	92.00%	2,040,075.158

Mid-Cap Value Index Fund—Institutional Class	88.84%	2,941,950.905

Mid-Cap Growth Index Fund—Retirement Class	6.94%	13,432.014

Small-Cap Blend Index Fund—Retirement Class	13.50%	12,337.828

Small-Cap Growth Index Fund—Retirement Class	5.74%	12,519.651

Small-Cap Value Index Fund—Retirement Class	6.59%	13,894.328

CHET (529 Plan)
Office of the Treasurer
55 Elm Street
Hartford, CT 06106

Fund/Class	Percentage of Holding	Shares

Large-Cap Value Fund—Institutional Class	11.93%	2,003,867.997

Real Estate Securities Fund—Institutional Class	8.53%	1,553,823.156

Bond Fund—Institutional Class	10.79%	16,443,767.652

International Equity Index Fund—Institutional Class	11.61%	1,928,374.651

Inflation-Linked Bond Fund—Institutional Class	15.46%	5,360,790.083

Equity Index Fund—Institutional Class	26.54%	17,233,871.229

Growth Equity Fund—Institutional Class	19.18%	3,439,021.566

Small-Cap Equity Fund—Institutional Class	5.08%	419,001.272

Money Market Fund—Institutional Class	13.88%	29,766,292.920

Georgia Higher Education Savings Plan (529 Plan)
PO Box 105307
Atlanta, GA 30348-5307

Fund/Class	Percentage of Holding	Shares

Equity Index Fund—Institutional Class	16.86%	10,940,580.632

S & P 500 Index Fund—Institutional Class	6.20%	2,634,415.872

International Equity Index Fund—Institutional Class	10.21%	1,697,144.207

Real Estate Securities Fund—Institutional Class	6.53%	1,191,934.022

Inflation-Linked Bond Fund—Institutional Class	7.37%	2,554,637.463

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-25

The Kentucky Education Savings Plan Trust (529 Plan)
PO Box 8100
Boston, MA 02266-8100

Fund/Class	Percentage of Holding	Shares

Growth & Income Fund—Institutional Class	13.41%	1,680,621.304

Inflation-Linked Bond Fund—Institutional Class	5.00%	1,736,925.747

Michigan Education Savings Program (529 Plan)
Executive Director—Met
Director of Treasury
PO Box 30198
Lansing, MI 48909

Fund/Class	Percentage of Holding	Shares

International Equity Fund—Institutional Class	8.84%	5,040,297.357

Mid-Cap Growth Fund—Institutional Class	77.04%	998,738.569

Mid-Cap Value Fund—Institutional Class	63.67%	986,494.389

Small-Cap Equity Fund—Institutional Class	16.52%	1,362,385.284

Equity Index Fund—Institutional Class	12.26%	7,954,873.261

S&P 500 Index Fund—Institutional Class	27.60%	11,677,948.217

Large-Cap Growth Index Fund—Institutional Class	15.29%	6,674,364.585

Large-Cap Value Index Fund—Institutional Class	19.44%	6,452,799.827

Small-Cap Blend Index Fund—Institutional Class	9.19%	1,031,604.468

International Equity Index Fund—Institutional Class	25.17%	4,182,800.639

Real Estate Securities Fund—Institutional Class	14.94%	2,722,236.113

Bond Fund—Institutional Class	15.30%	23,358,101.861

Inflation-Linked Bond Fund—Institutional Class	21.57%	7,480,140.830

Money Market Fund—Institutional Class	22.14%	47,473,289.350

Missouri Saving for Tuition Program (529 Plan)
Missouri’s State Treasurer’s Office
Capitol Building, Room 229
201 West Capitol Avenue
Jefferson City, MO 65101

Fund/Class	Percentage of Holding	Shares

Growth & Income Fund—Institutional Class	8.07%	1,011,313.443

Growth Equity Fund—Institutional Class	44.95%	8,057,303.842

International Equity Fund—Institutional Class	13.76%	7,851,447.861

Small-Cap Equity Fund—Institutional Class	9.36%	771,613.755

Equity Index Fund—Institutional Class	14.53%	9,429,175.149

S&P 500 Index Fund—Institutional Class	7.05%	2,981,950.587

Small-Cap Blend Index Fund—Institutional Class	11.89%	1,334,719.100

Real Estate Securities Fund—Institutional Class	17.40%	3,173,516.808

Bond Fund—Institutional Class	9.95%	15,177,789.785

Inflation-Linked Bond Fund- Institutional Class	13.80%	4,789,152.634

Money Market Fund—Institutional Class	13.79%	29,564,908.020

B-26	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

The Minnesota College Savings Plan (529 Plan)
PO Box 64028
St. Paul, MN 555164-0028

Fund/Class	Percentage of Holding	Shares

International Equity Fund—Institutional Class	6.95%	3,961,461.090

Equity Index Fund—Institutional Class	7.39%	4,786,457.858

Large-Cap Value Index Fund—Institutional Class	8.35%	2,774,212.201

Large-Cap Growth Index Fund—Institutional Class	7.52%	3,274,614.807

Small-Cap Blend Index Fund—Institutional Class	7.62%	856,557.374

Real Estate Securities Fund—Institutional Class	9.58%	1,745,800.268

Inflation-Linked Bond Fund—Institutional Class	7.08%	2,454,592.459

Money Market Fund—Institutional Class	7.31%	15,689,366.350

State Regents for Higher Education (529 Plan)
655 Research Parkway, Suite 200
Oklahoma City, OK 78104

Fund/Class	Percentage of Holding	Shares

Large-Cap Value Index Fund—Institutional Class	6.07%	2,081,413.676

Large-Cap Growth Index Fund—Institutional Class	5.65%	2,466,389.987

International Equity Index Fund—Institutional Class	6.26%	1,038,197.487

Inflation-Linked Bond Fund- Institutional Class	8.13%	2,821,976.238

Independent 529 Plan
66 Brooks Drive
Braintree, MA 02184

Fund/Class	Percentage of Holding	Shares

S&P 500 Index Fund—Institutional Class	5.13%	2,171,165.993

American Youth Foundation*
2331 Hamption Avenue
St. Louis, MO 63139

Fund/Class	Percentage of Holding	Shares

Growth & Income Fund—Institutional Class	5.94%	744,658.265

Berea College*
101 Chestnut Street
Berea, KY 40404

Fund/Class	Percentage of Holding	Shares

Growth & Income Fund—Institutional Class	5.65%	708,193.961

James S McDonnell Foundation*
1034 S Brentwood Blvd – Ste 1860
St. Louis, MO 63117-1229

Fund/Class	Percentage of Holding	Shares

International Equity Fund—Institutional Class	8.89%	5,072,853.655

University of Cincinnati*
51 Goodman Ave, Suite 100
Cincinnati, OH 45219

Fund/Class	Percentage of Holding	Shares

Mid Cap Value Fund—Institutional Class	6.21%	96,294.635

*	These shares are also reported under the totals for SEI above, because they are held through the TIAA-CREF Trust Company, FSB.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-27

Bank of America*
MFO 8559
PO Box 831575
Dallas, TX 75283

Fund/Class	Percentage of Holding	Shares

Social Choice Equity Fund—Institutional Class	7.90%	928,872.728

Newspaper Guild of New York*
830 Bear Tavern Road
PO Box 1028
Trenton, NJ 08628-0230

Fund/Class	Percentage of Holding	Shares

Social Choice Equity Fund—Institutional Class	15.27%	1,796,071.380

Kentucky Foundation for Women*
1215 Heyburn Building – 322 West Broadway
Louisville, KY 40202

Fund/Class	Percentage of Holding	Shares

Social Choice Equity Fund—Institutional Class	6.27%	737,347.057

TIAA-CREF Managed Allocation Account
Attn: Peter Case
Mail Stop A2/05
8500 Andrew Carnegie Blvd
Charlotte, NC 28262-8500

Fund/Class	Percent of Holdings	Shares

Large-Cap Value Fund—Retail Class	65.66%	8,361,042.399

Small-Cap Equity Fund—Retail Class	23.41%	1,171,373.0450

Real Estate Securities Fund—Retail Class	10.31%	11,873,325.5530

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Deliveries
P.O. Box 770001
Cincinnati, OH 45277-0033

Fund/Class	Percentage of Holding	Shares

Mid-Cap Growth Fund—Retail Class	8.03%	33,389.3840

*	These shares are also reported under the totals for SEI above, because they are held through the TIAA-CREF Trust Company, FSB.

B-28	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

          The current trustees and officers of the Funds, as a group, beneficially or of record own less than 1% of the shares of each class of each Fund with the exception of the following:

•	Herbert Allison, who owned 109,319.23 shares of the Retail Class of the Small-Cap Equity Fund, or approximately 2.18%

           Any person owning more than 25% of each Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

          As explained in the Prospectus, investment advisory and related services for each of the Funds are provided by personnel of Advisors. Advisors manages the investment and reinvestment of the assets of each Fund, subject to the direction and control of the Finance Committee of the Board of Trustees.

          TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter for the TIAA-CREF Institutional Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Institutional Mutual Funds and Advisors.

          As noted in the Prospectus, Advisors manages the assets of the Funds pursuant to two different investment management agreements. The Growth Equity Fund, as discussed in the Prospectus, remains subject to its original investment management agreement with Advisors (the “Original Management Agreement”). The rest of the Funds are subject to a new investment management agreement approved by shareholders (the “New Management Agreement”). The New Management Agreement restructures the pricing and services of the subject Funds, which includes an increase in fee rates for actively-managed Funds. Under both Management Agreements, investment management fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus.

          Furthermore, Advisors has contractually agreed to reimburse the Funds for noninvestment management fee expenses of the Funds that exceed certain amounts as stated in the Prospectus, through April 30, 2007.

          For the Funds’ fiscal years ended September 30, 2003, 2004 and 2005, the table below reflects (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of the waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-29

	Gross			Waived			Net

	Fiscal year ended Sept. 2005	Fiscal year ended Sept. 2004	Fiscal year ended Sept. 2003	Fiscal year ended Sept. 2005	Fiscal year ended Sept. 2004	Fiscal year ended Sept. 2003	Fiscal year ended Sept. 2005	Fiscal year ended Sept. 2004	Fiscal year ended Sept. 2003

Growth Equity Fund	$82,139	$80,402	$138,747	NA	NA	NA	$82,139	$80,402	$138,747
Growth & Income Fund	$346,133	$511,568	$374,209	NA	NA	NA	$346,133	$511,568	$374,209
International Equity Fund	$682,580	$466,878	$254,284	NA	NA	NA	$682,580	$466,878	$254,284
Large-Cap Value Fund	$337,031	$139,120	$47,044	NA	NA	NA	$337,031	$139,120	$47,044
Mid-Cap Growth Fund	$132,541	$87,406	$18,610	NA	NA	NA	$132,541	$87,406	$18,610
Mid-Cap Value Fund	$216,192	$70,418	$13,712	NA	NA	NA	$216,192	$70,418	$13,712
Small-Cap Equity Fund	$240,947	$138,422	$32,368	NA	NA	NA	$240,947	$138,422	$32,368
Large-Cap Growth Index Fund	$115,969	$15,476	$26,748	NA	NA	NA	$115,969	$15,476	$26,748
Large-Cap Value Index Fund	$121,947	$46,548	$35,396	NA	NA	NA	$121,947	$46,548	$35,396
Equity Index Fund	$275,666	$317,264	$437,390	NA	NA	NA	$275,666	$317,264	$437,390
S&P 500 Index Fund	$168,470	$59,241	$26,863	NA	NA	NA	$168,470	$59,241	$26,863
Mid-Cap Growth Index Fund	$10,826	$9,713	$10,355	NA	NA	NA	$10,826	$9,713	$10,355
Mid-Cap Value Index Fund	$16,940	$13,943	$10,314	NA	NA	NA	$16,940	$13,943	$10,314
Mid-Cap Blend Index Fund	$24,080	$19,234	$13,346	NA	NA	NA	$24,080	$19,234	$13,346
Small-Cap Growth Index Fund	$28,870	$27,024	$21,186	NA	NA	NA	$28,870	$27,024	$21,186
Small-Cap Value Index Fund	$27,638	$24,280	$18,711	NA	NA	NA	$27,638	$24,280	$8,711
Small-Cap Blend Index Fund	$58,113	$49,033	$28,906	NA	NA	NA	$58,113	$49,033	$28,906
International Equity Index Fund	$54,339	$29,867	$21,987	NA	NA	NA	$54,339	$29,867	$21,987
Real Estate Securities Fund	$421,529	$229,100	$70,253	NA	NA	NA	$421,529	$229,100	$70,253
Social Choice Equity Fund	$56,576	$34,729	$20,111	NA	NA	NA	$56,576	$34,729	$20,111
Bond Fund	$954,064	$792,892	$1,030,327	NA	NA	NA	$954,064	$792,892	$1,030,327
Inflation-Linked Bond Fund	$400,211	$333,032	$127,916	NA	NA	NA	$408,211	$333,032	$127,916
Money Market Fund	$75,726	$65,462	$70,790	NA	NA	NA	$75,726	$65,462	$70,790

SERVICE AGREEMENTS

          In 2002, the TIAA-CREF Institutional Mutual Funds entered into a Service Agreement (“Service Agreement”) with Advisors, whereby Advisors agreed to provide or arrange for the provision of a variety of services for the ordinary operation of the TIAA-CREF Institutional Mutual Funds, including, but not limited to, transfer agency, accounting and administrative services. The Service Agreement was effectively terminated for all Funds that approved the New Management Agreement with Advisors (as described in the Prospectus) on February 1, 2006. However, the Service Agreement remains in effect for Growth Equity Fund.

          Specific transfer agency services include: (1) receiving orders for the purchase of Fund shares, issuing shares upon receipt of such orders, and recording the issuance of shares; (2) receiving redemption requests; (3) effecting transfers of shares; (4) preparing and transmitting payments for dividends and distributions; (5) maintaining records for shareholder accounts; (6) maintaining shareholder relations, including preparing necessary reports and other information and services; (7) performing shareholder services funded by any shareholder service plan; and (8) performing any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company.

          Specific accounting services include: (1) monitoring expenses and preparation and updating expense budgets; (2) preparing and filing Forms N-SAR; (3) preparing financial information for meetings of the Board of Trustees; (4) calculating the net asset value of each Fund and the net asset value per share of each class of shares; (5) calculating total return and other statistical information; (6) calculating dividend amounts available for distribution and notifying transfer agent of authorized dividend rates; (7) preparing financial statements; (8) monitoring portfolio activity; (9) determining the allocation of invoices among Funds and authorizing payment of expenses; (10) maintaining accounting records for each Fund and making appropriate representations in conjunction with audits; (11) preparing federal, state and local tax returns and reports; (12) coordinating review and approval of dividends by management and auditors and portfolio listings to be included in financial statements; and (13) performing any other customary accounting services for a registered investment company.

          Specific administrative services include: (1) preparing materials and minutes for meetings of Board of Trustees, including assistance in presentations to Board of Trustees; (2) providing regulatory compliance advice to the distributor and the Funds regarding sales literature and marketing plans; (3) monitoring portfolio activity; (4) preparing responses to performance questionnaires; (5) preparing semi-annual and annual shareholder reports, and coordinating auditor and management review; (6) filing notices with state securities regulators regarding sales of Fund shares; (7) developing and implementing procedures to monitor and test compliance with regulatory requirements and with Fund investment objective, policies and restrictions; (8) approving dividend rates, distributions, and tax positions; (9) coordinating activities of other service providers; (10) coordinating, preparing, filing and printing of registration statements for the TIAA-CREF Institutional Mutual Funds; (11) preparing management letters and coordinating production of Management’s Discussion of Fund Performance with respect to the preparation and printing of shareholder reports; (12) reviewing tax returns; (13) creating and maintaining business records; and (14) performing any other customary administrative services for a registered investment company.

          Those Funds that have adopted the New Management Agreement with Advisors and that offer Retirement Class Shares (as described in the Prospectus) entered into a new service agreement effective February 1, 2006 with Advisors for the provision of certain administrative services related to the offering of this class of shares on retirement plan platforms. (the “Retirement Service Agreement”).

          For the services rendered, the facilities furnished and expenses assumed by Advisors, the Fund pays Advisors at the end of each calendar month a fee for each Fund calculated as a percentage of the daily net assets of the Fund. The annual rates under the Service Agreement and Retirement Service Agreement, as well as the fees paid under the Service Agreement for the fiscal years ended September 30, 2003, 2004 and 2005, are set forth in the table below:

B-30	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Name of Fund	Current Service Fee Rate	Service Fees for fiscal year ended September 30, 2005	Service Fees for fiscal year ended September 30, 2004	Service Fees for fiscal year ended September 30, 2003

Growth Equity Fund
Institutional Class	0.04%	$41,070	$40,201	$69,373
Growth & Income Fund
Retirement Class	0.25%	$160,765	$78,530	$6,580
Institutional Class	*	$154,153	$246,545	$186,320
International Equity Fund
Retirement Class	0.25%	$531,918	$163,240	$7,265
Institutional Class	*	$180,589	$141,226	$84,110
Large-Cap Value Fund
Retirement Class	0.25%	$428,744	$130,616	$7,418
Institutional Class	*	$53,058	$9,606	$2,427
Retail Class	*	$536,385	$367,843	$166,734
Mid-Cap Growth Fund
Retirement Class	0.25%	$337,428	$212,885	$21,425
Institutional Class	*	$4,897	$1,181	$303
Retail Class	*	$178,827	$144,182	$53,304
Mid-Cap Value Fund
Retirement Class	0.25%	$623,491	$188,515	$11,764
Institutional Class	*	$6,932	$2,518	$639
Retail Class	*	$229,442	$86,732	$39,771
Small-Cap Equity Fund
Retirement Class	0.25%	$511,653	$295,156	$18,945
Institutional Class	*	$33,477	$14,285	$2,854
Retail Class	*	$127,306	$95,957	$52,650
Large-Cap Growth Index Fund
Retirement Class	0.25%	$69,205	$3,338	$392
Institutional Class	*	$53,908	$7,541	$13,348
Large-Cap Value Index Fund
Retirement Class	0.25%	$1,506	$644	$355
Institutional Class	*	$60,880	$23,234	$17,673
Equity Index Fund
Institutional Class	*	$137,820	$158,618	$218,675
S&P 500 Index Fund
Retirement Class	0.25%	$265,035	$117,976	$11,079
Institutional Class	*	$68,638	$22,678	$12,766
Mid-Cap Growth Index Fund
Retirement Class	0.25%	$1,333	$1,179	$479
Institutional Class	*	$5,334	$4,787	$5,146
Mid-Cap Value Index Fund
Retirement Class	0.25%	$849	$608	$335
Institutional Class	*	$8,419	$6,935	$5,134
Mid-Cap Blend Index Fund
Retirement Class	0.25%	$11,822	$1,547	$435
Institutional Class	*	$11,344	$9,525	6,644
Small-Cap Growth Index Fund
Retirement Class	0.25%	$2,521	$1,464	$372
Institutional Class	*	$14,285	$13,425	$10,568
Small-Cap Value Index Fund
Retirement Class	0.25%	$3,608	$718	$325
Institutional Class	*	$13,606	$12,096	$9,333
Small-Cap Blend Index Fund
Retirement Class	0.25%	$1,292	$1,038	$348
Institutional Class	*	$28,978	$24,453	$14,429
International Equity Index Fund
Retirement Class	0.25%	$2,944	$1,219	$306
Institutional Class	*	$40,494	$22,293	$13,522
Social Choice Equity Fund
Retirement Class	0.25%	$133,822	$67,618	$6,544
Institutional Class	*	$20,414	$13,385	$9,664
Real Estate Securities Fund
Retirement Class	0.25%	$420,519	$150,922	$11,792
Institutional Class	*	$81,135	$53,099	$17,531
Retail Class	*	$468,077	$255,491	$101,419
Bond Fund
Institutional Class	*	$477,032	$396,446	$515,164
Inflation-Linked Bond Fund
Institutional Class	*	$112,088	$94,532	$34,243
Retail Class	*	$127,877	$98,889	$50,368
Money Market Fund
Institutional Class	*	$56,794	$49,098	$53,091

*	Effective February 1, 2006, these classes of the Funds are no longer subject to any service agreement.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-31

          The service fees are accrued daily at 1/365th of the applicable annual rate set forth in the above table.

          The Service Agreement will continue in effect from year to year so long as such continuances are specifically approved for a Fund at least annually by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund. Both Agreements provide that they may be terminated without penalty, by the Board of Trustees or by Advisors (or by a majority of a Fund’s outstanding voting securities in the case of the Service Agreement), in each case on sixty (60) days’ written notice to the other party. Each Agreement may also be amended as to any Fund by the parties only if such amendment is specifically approved by the Board of Trustees.

UNDERWRITERS

          TPIS, 730 Third Avenue, New York, NY 10017-3206, may be considered the “principal underwriter” for the TIAA-CREF Institutional Mutual Funds. TIAA holds all of the shares of Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the TIAA-CREF Institutional Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Institutional Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Institutional Mutual Funds from year to year, subject to approval by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the TIAA-CREF Institutional Mutual Funds.

CUSTODIAN AND TRANSFER AGENT

          JPMorgan Chase Bank (“JPMorgan”), 4 Chase MetroTech Center, Brooklyn, NY 11245, acts as custodian for the TIAA-CREF Institutional Mutual Funds. JPMorgan is responsible for the safekeeping of the Funds’ portfolio securities.

          Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend-paying agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm of the TIAA-CREF Institutional Mutual Funds and has audited the Funds financial statements for the fiscal period ended September 30, 2005. For prior fiscal periods, a different accounting firm served as the independent registered public accounting firm for the TIAA-CREF Institutional Mutual Funds.

PERSONAL TRADING POLICY

          The TIAA-CREF Institutional Mutual Funds, Advisors and TPIS have adopted codes of ethics under Rule 17j-l of the 1940 Act and Rule 204A-1 of the Investment Advisers Act. Under these codes, certain access persons and members of their households are limited in trading for their own accounts. While they may invest in securities that may also be purchased or held by the Funds, some transactions they make must be reported and approved, and they must send duplicates of all confirmation statements and other account reports to a special compliance unit for review.

INFORMATION ABOUT THE FUNDS’ PORTFOLIO MANAGEMENT TEAMS

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are based on the pre-tax investment performance of the Funds and other investment vehicle the portfolio management team member manages, relative to the performance of the Fund’s or other investment product’s benchmark index and peer group, for a weighted four-year period — with the most weight given to the current year (40%) followed by 25%, 20% and 15% for the preceding three years, respectively. Competitive pay in the marketplace is also considered in determination total compensation. The size of the compensation pool available to pay portfolio management team members is based on corporate performance across the TIAA-CREF organization. Investment performance, as measured against investment benchmarks and peer groups for the weighted four-year period, is one of the key performance indicators for this assessment. Net flows are a small factor (less than 5%) in this assessment; therefore, the corporate pool of dollars from which portfolio managers are compensated is minimally affected by growth of Fund assets and net Fund flows.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio management team members listed in the prospectus, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Funds they manage, as of September 30, 2005. None of the persons indicated below currently manages any other investment accounts.

B-32	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Additional Information Regarding Portfolio Managers	TIAA-CREF Institutional Mutual Funds	continued

GROWTH EQUITY FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Susan Hirsch	3	1	$12,365	$22	$0
Gregory B. Lutrell, CFA	4	2	$12,386	$45	$0

GROWTH & INCOME FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Susan Kempler	3	0	$114,535	$0	$0

INTERNATIONAL EQUITY FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Yumiko Miura	3	1	$114,907	$61	$0
Christopher F. Semenuk	3	1	$114,907	$61	$0

LARGE-CAP VALUE FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Richard Cutler	3	2	$114,062	$49	$100,001 - $500,000
Athanasios (Tom) Kolefas, CFA	4	2	$125,486	$49	$0

MID-CAP GROWTH FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Gregory B. Lutrell, CFA	4	2	$12,386	$45	$0

MID-CAP VALUE FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Richard Cutler	3	2	$114,062	$49	$1 - $10,000
Athanasios (Tom) Kolefas, CFA	4	2	$125,486	$49	$10,001 - $50,000

SMALL-CAP EQUITY FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Daniel O. Glickman	2	0	$114,175	$0	$1 - $10,000
Victor Samoilovich	2	0	$114,175	$0	$10, 001 - $50,000

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-33

Additional Information Regarding Portfolio Managers	TIAA-CREF Institutional Mutual Funds	continued

LARGE-CAP GROWTH INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$0

LARGE-CAP VALUE INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$0

EQUITY INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$0

S&P 500 INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$1 - $10,000
Anne Sapp, CFA	21	2	$136,211	$98	$1 -$10,000

MID-CAP GROWTH INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$0

MID-CAP VALUE INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$0

MID-CAP BLEND INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$0

B-34	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Additional Information Regarding Portfolio Managers	TIAA-CREF Institutional Mutual Funds	continued

SMALL-CAP GROWTH INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$0

SMALL-CAP VALUE INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$0

SMALL-CAP BLEND INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$0

INTERNATIONAL EQUITY INDEX FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$0

REAL ESTATE SECURITIES FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$1 - $10,000
David Copp	1	2	622	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$1 - 10,000

SOCIAL CHOICE EQUITY FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Philip James (Jim) Campagna, CFA	21	2	$136,211	$98	$0
Anne Sapp, CFA	21	2	$136,211	$98	$1 - $10,000

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-35

Additional Information Regarding Portfolio Managers	TIAA-CREF Institutional Mutual Funds	concluded

BOND FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

John M. Cerra	5	2	$15,562	$ 161	$0
Richard W. Cheng	5	1	$15,562	$ 53	$0
Stephen Liberatore, CFA	5	2	$15,562	$ 161	$0
Steven Raab, CFA	5	1	$15,562	$ 53	$0

INFLATION-LINKED BOND FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Michael F. Ferraro, CFA	5	0	$12,484	$0	$0
Joseph P. Rolston	5	0	$12,484	$0	$0
Steven I. Traum	5	0	$12,484	$0	$0

MONEY MARKET FUND

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled
	Investment	Investment	Investment	Investment	Dollar Range of Equity
Name of Portfolio Manager	Companies	Vehicles	Companies	Vehicles	Securities Owned in Fund

Michael F. Ferraro, CFA	5	0	$12,484	$0	$0
Joseph P. Rolston	5	0	$12,484	$0	$0
Steven I. Traum	5	0	$12,484	$0	$0

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the Funds may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. These include:

          Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the Funds and its other client accounts, in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors has adopted procedures to ensure that the Funds are afforded equal opportunity with Advisors’ other clients to receive investment allocations and that such allocations are provided to the Funds and Advisors’ other client accounts in a manner that is consistent with Advisors’ fiduciary obligations.

          Research.Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

          IPO Allocation. Advisors has adopted procedures to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Advisors for managing the Funds, as well as its other clients, is based on a percentage of assets under management. Advisors is not paid performance-based fees for its management of the Funds or any other client accounts. Furthermore, the performance element of portfolio managers’ compensation does not differentiate between the performance of other client accounts. Advisors’ compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not other.

ABOUT THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS AND THE SHARES

          TIAA-CREF Institutional Mutual Funds was organized as a Delaware statutory trust on April 15, 1999. A copy of TIAA-CREF Institutional Mutual Funds’ Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the TIAA-CREF Institutional Mutual Funds’ operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in TIAA-CREF Institutional Mutual Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

          The TIAA-CREF Institutional Mutual Funds offers three classes of shares (Retirement Class, Institutional Class and Retail Class), which have the distribution and service fee

B-36	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

continued

arrangements described below. Each Fund may not offer all classes of shares.

          Retirement Class Shares. Retirement Class shares of the Funds are offered exclusively through accounts established by employees in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(b) and 457 plans. Retirement Class shares are also offered through custody accounts established by individuals with the TIAA-CREF Trust Company as Individual Retirement Accounts (“IRAs”).

          Institutional Class Shares. Institutional class shares of TIAA-CREF Institutional Mutual Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”), such as TIAA-CREF Trust Company, FSB (the “Trust Company”), or other persons, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the TIAA-CREF Institutional Mutual Funds may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans.

          Retail Class Shares. Retail Class shares of the Funds are offered directly to the investing public. Retail Class shares are subject to a distribution (12b-1) plan pursuant to which they may reimburse TPIS for its expenses associated with distributing and promoting Retail Class shares.

DISTRIBUTION (12b-1) PLAN

          The TIAA-CREF Institutional Mutual Funds’ Board of Trustees has adopted a Distribution Plan with respect to Retail Class shares offered by the Funds (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act effective February 1, 2006. Under the Distribution Plan, each Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion and distribution of Retail Class shares. The expenses for which a Fund may reimburse TPIS under the Distribution Plan include, but are not limited to, compensation of dealers and other for the expenses of their various activities primarily intended to promote the sale of Retail Class shares. Reimbursements by a Fund under the Distribution Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board, provided that no rate may exceed the annual rate of 0.25% of the average daily net assets of the Retail Class of the Fund. Please note, however, that TPIS has contractually agreed not to seek any reimbursement under the Distribution Plan until May 1, 2007.

          The Distribution Plan has been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the TIAA-CREF Institutional Mutual Funds and who have no direct or indirect interest in the financial operation of the Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plan. In adopting the Distribution Plan, the trustees concluded that the Distribution Plan would benefit the Retail Class shareholders of each Fund.

          One of the potential benefits of the Distribution Plan is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions, eventually enabling a Fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by a Fund in connection with the Distribution Plan. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

          Pursuant to the Distribution Plan, at least quarterly, TPIS provides the Funds with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

          The Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. The Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Retail Class shares of that Funds. The Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Retail Class shares. In addition, the Distribution Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority of both the trustees and the Independent Trustees. The Retail Class shareholders of each Fund have exclusive voting rights with respect to the application of the Distribution Plan to that Fund.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-37

continued

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DBTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that TIAA-CREF Institutional Mutual Funds has been organized under the DBTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as TIAA-CREF Institutional Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the TIAA-CREF Institutional Mutual Funds could possibly be subject to personal liability.

          To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of TIAA-CREF Institutional Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by TIAA-CREF Institutional Mutual Funds or its trustees, (ii) provides for the indemnification out of property of the TIAA-CREF Institutional Mutual Funds of any shareholders held personally liable for any obligations of TIAA-CREF Institutional Mutual Funds or any series of TIAA-CREF Institutional Mutual Funds, and (iii) provides that TIAA-CREF Institutional Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of TIAA-CREF Institutional Mutual Funds and satisfy any judgment thereon. Thus, the risk of a TIAA-CREF Institutional Mutual Funds shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) TIAA-CREF Institutional Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of TIAA-CREF Institutional Mutual Funds’ business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Institutional Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration of Trust further provides that TIAA-CREF Institutional Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of TIAA-CREF Institutional Mutual Funds. The Declaration of Trust does not authorize TIAA-CREF Institutional Mutual Funds to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or TIAA-CREF Institutional Mutual Funds. No Fund is liable for the obligations of any other Fund. Since the Funds use a combined Prospectus, however, it is possible that one Fund might become liable for a misstatement or omission in the Prospectus regarding another Fund with which its disclosure is combined. The trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration of Trust, TIAA-CREF Institutional Mutual Funds is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that TIAA-CREF Institutional Mutual Funds will hold shareholders’ meetings unless required by law or the Declaration of Trust. TIAA-CREF Institutional Mutual Funds will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than 75% of the trustees holding office were elected by the shareholders of TIAA-CREF Institutional Mutual Funds.

          Shares of TIAA-CREF Institutional Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of TIAA-CREF Institutional Mutual Funds may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable Fund).

ADDITIONAL FUNDS OR CLASSES

          Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in TIAA-CREF Institutional Mutual Funds without shareholder approval. The trustees have established another series of funds of the Trust, known as the “Lifecycle Funds,” which are addressed in separate prospectuses and a separate statement of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

DIVIDENDS AND DISTRIBUTIONS

          Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of TIAA-CREF Institutional Mutual Funds as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

B-38	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

continued

PRICING OF SHARES

          The assets of the Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

          Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s net asset value is calculated.

FOREIGN INVESTMENTS

          Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board of Trustees as a whole.

DEBT SECURITIES

          Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

          For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-39

continued

current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees. For more information about the Funds’ fair value pricing procedures, see calculating share price in the Prospectus.

TAX STATUS

          The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

          Each Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

          Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

          A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; net income derived from an interest in a qualified publicly traded partnership (“PTP”), for years beginning after October 24, 2004 and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the total assets of the Fund may consist of such other securities of any one issuer, the Fund may not hold more than 10% of the outstanding voting securities of any issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issue or more than 10% of a PTP’s equity securities), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or not more than 25% of the value of a registered investment company’s total assets invested in securities of one or more PTPs.

          If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

          A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the twelve months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

B-40	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

continued

CAPITAL LOSS CARRYFORWARDS

          As of September 30, 2005, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

	Date of Expiration

	9/30/10	9/30/11	9/30/12	9/30/13	Total

Growth Equity Fund	$21,853,458	$53,723,592	$73,374,871	$2,530,346	$151,482,267
Money Market Fund	—	1,731	—	—	1,731

INVESTMENTS IN FOREIGN SECURITIES

          Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Trust intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

          If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Equity Fund and the International Equity Index Fund anticipate that they may qualify for and make this election in most, but not necessarily all, of their taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a Fund, the Trust will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

          If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

          Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

          A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-41

continued

necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, the Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

          The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

          The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

DISTRIBUTIONS

          Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

          At the Trust’s option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

          An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

          Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any distributions by a Fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the

B-42	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

continued

Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds or the Money Market Fund are expected to constitute qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION

          The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

          In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

          In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

          Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-43

continued

REPORTS TO SHAREHOLDERS

          The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

          The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to: (1) any shareholder who fails to furnish the Trust with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

          Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

BROKERAGE ALLOCATION

          Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

          Advisors may place orders with brokers providing useful research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2005. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions

Growth Equity Fund	$38,370
Growth & Income Fund	$266,098
International Equity Fund	$298,818
Equity Index Fund	$44,612
Large-Cap Value Fund	$257,973
Mid-Cap Growth Fund	$99,204
Mid-Cap Value Fund	$357,462
Small-Cap Equity Fund	$355,841
S&P 500 Index Fund	$71,028
Mid-Cap Blend Index Fund	$6,537
Small-Cap Growth Index Fund	$14,968
Small-Cap Value Index Fund	$10,931
Small-Cap Blend Index Fund	$32,525
International Equity Index Fund	$45,902
Large-Cap Growth Index Fund	$84,067
Large-Cap Value Index Fund	$76,454
Mid-Cap Growth Index Fund	$729
Mid-Cap Value Index Fund	$1,851
Social Choice Fund	$9,716
Real Estate Securities Fund	$878,774

          Research or service obtained for one Fund may be used by Advisors in managing the other Funds. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Funds. Research or services obtained for TIAA-CREF Institutional Mutual Funds also may be used by personnel of Advisors in managing other investment

B-44	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

continued

company accounts, or by Investment Management for the CREF accounts. Under such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Institutional Mutual Funds.

          The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2003, 2004 and 2005 was as follows:

Fund	2003 Commissions	2004 Commissions	2005 Commissions

Growth Equity Fund	$242,161	$122,499	$160,732
Growth & Income Fund	$1,268,948	$642,106	$545,035
International Equity Fund	$580,173	$624,031	$2,011,807
Equity Index Fund	$112,399	$34,413	$52,639
Social Choice Equity Fund	$10,891	$8,088	$11,132
Large-Cap Value Fund	$153,375	$646,121	$1,384,478
Mid-Cap Growth Fund	$41,591	$152,560	$333,501
Mid-Cap Value Fund	$69,304	$420,608	$623,422
Small-Cap Equity Fund	$146,404	$269,257	$359,980
Large-Cap Growth Index Fund	$5,537	$3,247	$102,385
Large-Cap Value Index Fund	$23,895	$27,192	$89,102
S&P 500 Index Fund	$14,134	$27,756	$77,021
Mid-Cap Growth Index Fund	$1,910	$237	$1,555
Mid-Cap Value Index Fund	$1,069	$449	$2,664
Mid-Cap Blend Index Fund	$5,957	$1,469	$8,214
Small-Cap Growth Index Fund	$7,256	$6,652	$16,694
Small-Cap Value Index Fund	$9,301	$3,561	$14,659
Small-Cap Blend Index Fund	$29,462	$6,535	$39,397
International Equity Index Fund	$7,127	$2,645	$15,508
Real Estate Securities Fund	$908,197	$2,500,812	$2,812,739

          During the fiscal year ending September 30, 2005, certain of the Funds acquired securities of certain regular brokers or dealers or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of September 30, 2005, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Parent	Holdings (US$)

Institutional Equity Index Fund	Bank of America	Bank of America Corp.	$7,472,539.50
Institutional Equity Index Fund	Bear, Stearns & Co.	Bear Stearns Cos, Inc.	$559,615.25
Institutional Equity Index Fund	Citigroup Global Markets, Inc.	Citigroup, Inc.	$10,455,397.76
Institutional Equity Index Fund	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$2,230,141.94
Institutional Equity Index Fund	Instinet Corp.	Instinet Group, Inc.	$32,374.58
Institutional Equity Index Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$5,271,771,96
Institutional Equity Index Fund	Legg Mason	Legg Mason	$506,438.73
Institutional Equity Index Fund	Lehman Brother Holdings Inc.	Lehman Brothers Holdings Inc.	$1,428,627.20
Institutional Equity Index Fund	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.	$2,546,883.90
Institutional Equity Index Fund	Morgan Stanley	Morgan Stanley	$2,604,708.66
Institutional Equity Index Fund	Piper Jeffrey Co.	Piper Jeffrey Co.	$30,875.24
Institutional Equity Index Fund	Wachovia Securities	Wachovia Securities	$2,310,027.27
Institutional Growth & Income Fund	Bank of America	Bank of America Corp.	$4,650,197.60
Institutional Growth & Income Fund	Citigroup Global Markets, Inc.	Citigroup, Inc.	$3,047,245.36
Institutional Growth & Income Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$3,076,738.47
Institutional Growth & Income Fund	Lehman Brother Holdings Inc.	Lehman Brothers Holdings Inc.	$2,163,499.52
Institutional Growth & Income Fund	Morgan Stanley	Morgan Stanley	$1,756,340.34
Institutional Growth Equity Fund	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$1,451,422.04
Institutional International Equity Fund	UBS	UBS	$23,961,698.66
Institutional International Equity Index Fund	Credit Suisse	Credit Suisse	$1,321,288.89

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-45

continued

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Institutional International Equity Index Fund	Deutsche Bank	Deutsche Bank	$1,122,881.85
Institutional International Equity Index Fund	Nomura Holdings	Nomura Holdings	$669,568.55
Institutional International Equity Index Fund	Societe Generale	Societe Generale	$909,515.54
Institutional International Equity Index Fund	UBS	UBS	$2,211,433.00
Institutional Large-Cap Growth Index Fund	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$545,286.30
Institutional Large-Cap Growth Index Fund	Instinet Corp.	Instinet Group, Inc.	$11,928.00
Institutional Large-Cap Growth Index Fund	Legg Mason	Legg Mason	$904,174.67
Institutional Large-Cap Growth Index Fund	Morgan Stanley	Morgan Stanley	$449,931.54
Institutional Large-Cap Value Fund	Bank of America	Bank of America Corp.	$17,128,385.00
Institutional Large-Cap Value Fund	Citigroup Global Markets, Inc.	Citigroup, Inc.	$21,920,019.44
Institutional Large-Cap Value Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$15,243,459.66
Institutional Large-Cap Value Fund	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.	$2,314,244.70
Institutional Large-Cap Value Fund	Morgan Stanley	Morgan Stanley	$12,137,309.10
Institutional Large-Cap Value Fund	Nomura Holdings	Nomura Holdings	$3,674,576.50
Institutional Large-Cap Value Fund	Wachovia Securities	Wachovia Securities	$1,941,005.74
Institutional Large-Cap Value Index Fund	Bank of America	Bank of America Corp.	$11,775,538.40
Institutional Large-Cap Value Index Fund	Bear, Stearns & Co.	Bear Stearns Cos, Inc.	$873,171.00
Institutional Large-Cap Value Index Fund	Citigroup Global Markets, Inc.	Citigroup, Inc.	$16,463,491.52
Institutional Large-Cap Value Index Fund	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$2,984,424.26
Institutional Large-Cap Value Index Fund	Instinet Corp.	Instinet Group, Inc.	$35,828.73
Institutional Large-Cap Value Index Fund	JPMorgan Chase & co.	JPMorgan Chase & Co.	$8,298,599.40
Institutional Large-Cap Value Index Fund	Lehman Brothers Holdings Inc.	Lehman Brothers Holdings Inc.	$2,234,668.80
Institutional Large-Cap Value Index Fund	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.	$4,015,428.85
Institutional Large-Cap Value Index Fund	Morgan Stanley	Morgan Stanley	$3,704,868.90
Institutional Large-Cap Value Index Fund	Wachovia Securities	Wachovia Securities	$5,214,959.79
Institutional Mid-Cap Blend Fund	Instinet Corp.	Instinet Group, Inc.	$10,934.00
Institutional Mid-Cap Blend Fund	Legg Mason	Legg Mason	$214,334.26
Institutional Mid-Cap Blend Index Fund	Bear, Stearns & Co.	Bear Stearns Cos, Inc.	$241,450.00
Institutional Mid-Cap Growth Fund	Legg Mason	Legg Mason	$979,422,01
Institutional Mid-Cap Growth Index Fund	Bear, Stearns & Co.	Bear Stearns Cos Inc.	$2,458.00
Institutional Mid-Cap Growth Index Fund	Instinet Corp	Instinet Group, Inc.	$192,067.19
Institutional Mid-Cap Value Fund	Bear, Stearns & Co.	Bear Stearns Cos Inc.	$2,524,250.00
Institutional Mid-Cap Value Index Fund	Bear, Stearns & Co.	Bear Stearns Cos Inc..	$305,105.00
Institutional Mid-Cap Value Index Fund	Instinet Corp	Instinet Group Inc.	$12,425.00
Institutional S&P 500 Fund	Bank of America	Bank of America	$9,476,878.40
Institutional S&P 500 Fund	Bear, Stearns & Co.	Bear Stearns Cos Inc.	$691,425.00
Institutional S&P 500 Fund	Citigroup Global Markets, Inc.	Citigroup. Inc.	$13,187,144.00
Institutional S&P 500 Fund	Goldman, Sachs & Co.	Goldman Sachs Group.	$3,161,080.00
Institutional S&P 500 Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$6,678,645.48
Institutional S&P 500 Fund	Lehman Brothers Holdings Inc.	Lehman Brothers Holdings Inc.	$1,782,144.00
Institutional S&P 500 Fund	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.	$3,184,065.00
Institutional S&P 500 Fund	Morgan Stanley	Morgan Stanley	$3,279,552.00
Institutional S&P 500 Fund	Wachovia Securities	Wachovia Securities	$4,205,242.76
Institutional Small-Cap Blend Fund	Piper Jaffray Co.	Piper Jaffray Co	$79,965.08
Institutional Small-Cap Equity Fund	Piper Jaffray Co	Piper Jaffray Co	$65,692.00
Institutional Small-Cap Value Fund	Piper Jaffray Co	Piper Jaffray Co	$73,545.18
Institutional Social Choice Equity Fund	Goldman, Sachs & Co.	Goldman Sachs Group.	$1,077,563.54
Institutional Social Choice Equity Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$2,379,171.60
Institutional Social Choice Equity Fund	Legg Mason	Legg Mason	$202,926.50
Institutional Social Choice Equity Fund	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.	$1,325,160.00
Institutional Social Choice Equity Fund	Piper Jaffray Co	Piper Jaffray Co	$6,748.36
Institutional Social Choice Equity Fund	Wachovia Securities	Wachovia Securities	$1,662,271.11

B-46	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

continued

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

Fund	Broker	Parent	Holdings (US$)

Institutional Growth Equity Fund	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$1,451,422
Institutional Growth & Income Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$3,076,739
Institutional Growth & Income Fund	Lehman Brothers Holdings Inc.	Lehman Brothers Holdings Inc.	$2,163,500
Institutional Growth & Income Fund	Bank of America	Bank of America Corp.	$4,650,198
Institutional International Equity Fund	HSBC Securities, Inc.	HSBC Securities, Inc.	$4,951,754
Institutional Large-Cap Value Fund	Bank of America	Bank of America Corp.	$17,128,385
Institutional Large-Cap Value Fund	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.	$2,314,245
Institutional Large-Cap Value Fund	Morgan Stanley	Morgan Stanley	$12,137,309
Institutional Large-Cap Value Fund	Citigroup Global Markets, Inc.	Citigroup, Inc.	$21,920,019
Institutional Large-Cap Value Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$15,243,460
Institutional Large-Cap Growth Index Fund	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$545,286
Institutional Large-Cap Growth Index Fund	Morgan Stanley	Morgan Stanley	$449,932
Institutional Large-Cap Value Index Fund	Goldman, Sachs & Co.	Goldman, Sachs Group, Inc.	$2,984,424
Institutional Large-Cap Value Index Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$8,298,599
Institutional Equity Index Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$5,271,772
Institutional Equity Index Fund	Goldman, Sachs & Co.	Goldman Sachs Group, Inc.	$2,230,142
Institutional Equity Index Fund	Morgan Stanley	Morgan Stanley	$2,604,709
Institutional S&P 500 Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$6,678,645
Institutional Social Choice Equity Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$2,379,172
Institutional Social Choice Equity Fund	Goldman, Sachs & Co.	Goldman Sachs Group. Inc.	$1,077,564
Institutional Bond Fund	JPMorgan Chase & Co.	JPMorgan Chase & Co.	$860,277
Institutional Bond Fund	Lehman Brothers Holdings Inc.	Lehman Brothers Holdings Inc.	$6,342,474
Institutional Bond Fund	Morgan Stanley	Morgan Stanley	$9,946,736
Institutional Bond Fund	Goldman, Sachs & Co.	Goldman Sachs Group. Inc.	$2,868,206
Institutional Bond Fund	Bank of America	Bank of America Corp.	$4,592,195
Institutional Bond Fund	CS First Boston Corp.	CS First Boston Corp.	$2,152,034
Institutional Bond Fund	Bear, Stearns & Co.	Bear Stearns Cos, Inc.	$1,566,245
Institutional Bond Fund	Wachovia Securities	Wachovia Securities	$3,447,282
Institutional Bond Fund	Merrill Lynch & Co. Inc.	Merrill Lynch & Co. Inc.	$1,894,563
Institutional Bond Fund	Citigroup Global Markets, Inc.	Citigroup, Inc.	$7,623,534

DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the Funds have adopted a policy prohibiting the Funds to compensate brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors personnel do not violate this policy of the Funds.

VOTING RIGHTS

          We do not plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who cannot attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the Funds.

LEGAL MATTERS

          All matters of applicable state law pertaining to the Funds have been passed upon by George W. Madison, Executive Vice President and General Counsel of the TIAA-CREF Institutional Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C.

EXPERTS

          The financial statements incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent registered certified public accountants, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

          The audited financial statements of the TIAA-CREF Institutional Mutual Funds are incorporated herein by reference to the Funds’ report on Form N-CSR for the fiscal year ended September 30, 2005, which contains the Funds’ Annual Report, which has been filed with the SEC and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-47

Appendix A	TIAA-CREF Policy Statement on Corporate Governance

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

Introduction

          Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF’s investments and to the country’s overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance — both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

          TIAA-CREF’s views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders —the owners of the corporations — and the needs of the board and management to direct and manage effectively the corporation’s affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

          This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

          This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the marketplace and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed — a development our participation in the regulatory process helped to produce.

          This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

          Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF’s portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

The Board of Directors

          The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduci-ary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation’s chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation’s long-term strategy, the assurance of the corporation’s financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

          The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

          TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board’s nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

          A. Board Membership

          1. Director Independence. The Board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going

B-48	Statement of Additional Information TIAA-CREF Institutional Mutual Funds

Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

forward, TIAA-CREF will focus on how company boards interpret and implement the new exchange listing requirements as reflected by their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

          More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director’s objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.

          True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of independence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

          2. Director Qualifications. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

          3. Board Alignment with Shareholders. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

          4. Director Education. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company’s businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

          5. Disclosure of Any Monetary Arrangements. The Board should approve and disclose to shareholders any monetary arrangements with directors for services outside normal board activities.

          B. Board Responsibilities

          1. Fiduciary Oversight. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company’s website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation’s external audit firm.

          2. CEO Selection and Succession Planning. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company’s fortunes to decline. To ensure the long-term success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

          This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

          The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation’s expected performance, including specific objectives and measures for CEO performance.

          3. Strategic Planning. The board should review the company’s strategic plan at least annually. The strategic allocation of corporate resources to each of the company’s businesses is critical to its future success. Strategic plan reviews should include assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm’s financial resources, which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-49

Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

          4. Equity Policy. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation — in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

          C. Board Structure and Processes

          1. Role of the Chairman. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles. Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

          2. Committee Structure. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of independence by the committees and their chairs. Committees should have the right to retain and evaluate outside consultants and to communicate directly with staff below the senior level.

          The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

•	Audit Committee

          The audit committee plays a critical role in ensuring the corporation’s financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation’s independent auditors. When selecting auditors, the committee should consider the outside firm’s independence. The committee should ensure that the firm’s independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation’s ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

          In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the audit committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

•	Compensation Committee

          Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company’s equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders’ interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the specific components of executive compensation.

•	Corporate Governance/Nominating Committee

          The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

          3. Executive Sessions. The board should hold routinely scheduled executive sessions at which management, including the CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

          4. Board Evaluation. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board’s effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board’s governance principles and its committee charters and should include a review of the skills, experience and contributions represented in the board-room. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

          5. Annual Elections. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a “poison pill” shareholder rights plan. Moreover, a classified board structure can restrict a board’s ability to remove expeditiously an ineffective director.

          6. Board Schedule and Meeting Agendas. The board should establish schedules and agendas for the full board and its committees that anticipate business “rhythms” and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

          7. Indemnification and Liability. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

          8. Board Size. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

          9. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

Shareholder Rights and Responsibilities

          As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.

          Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

          TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

          1. Each Director Represents All Shareholders. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.

          2. One Share-One Vote. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.

          3. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.

          4. Majority Requirements. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements, except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.

          5. Abstention Votes. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.

          6. Authorization of Stock. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.

TIAA-CREF Institutional Mutual Funds Statement of Additional Information	B-51

Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

          7. Fair Price Provisions. All shareholders should receive equal financial treatment. TIAA-CREF supports “fair price” provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher-than-market prices. Similarly, we support the elimination of pre-emptive rights, which can impede a corporation’s ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.

          8. Anti-takeover Provisions. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans (“poison pills”) and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that any anti-takeover measure should have reasonably short expiration periods of no longer than three years. We strongly oppose anti-takeover provisions that contain “continuing director” or “deferred redemption” provisions that seek to limit the discretion of a future board to redeem the plan.

          9. Incorporation Site. Shareholder interests should be protected, regardless of the corporation’s domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors’ fiduciary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.

          10. Shareholder Access to the Board. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders’ interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.

          11. Bundled Issues. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

Executive Compensation

          As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board’s equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

1.	Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.

2.	Compensation plans should be understandable and appropriate to the corporation’s size, complexity and performance.

3.

Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.

4.

In setting compensation levels and incentive opportunities, the board should consider the individual’s experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board’s equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.

5.

Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm’s reputation, integrity and ethical standards.

6.

Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

A. Equity-based Compensation

          Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

1.	The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.

2.

Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

3.	All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.

4.

Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.

5.

Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company’s stock price without necessarily improving its performance or long-term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a “level playing field” for consideration of these alternatives; fixed-price options should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.

6.

Equity-based plans should specifically prohibit or severely restrict “mega grants,” which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

B. Fringe Benefits and Severance Agreements

          Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components.

          More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of all SERPs should be fully disclosed.

2.	The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.

3.	“Constructive credit” should be used to replicate full service credit not exceed it.

4.

Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

5.	The total cost of all supplemental plan obligations should be estimated and disclosed.

          Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

Role of Independent Advisors

          Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation’s public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

          If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor’s applicable rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

Governance of Companies Domiciled Outside the United States

          Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocal-ized in its own operations and even its legal organization. Thus, the interplay of different laws, standards, and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should — or will — adopt common, “one-size-fits-all” codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what most would agree are desirable corporate governance principles.

          As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders, and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

          TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company’s country of origin. We also recognize the importance of understanding how other countries’ practices and structures of ownership may operate differently from a U.S. model.

          As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements which provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

          TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

1.	Publish full proxy materials in at least one widely-read international language of importance to their body of foreign shareholders (most often this will be English).

2.

Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.

3.	Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.

4.	Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders’ meeting, which serve as a deterrent to share voting.

5.	Confirm, if possible, that a given shareholder’s vote has been received, and describe how that vote was recorded.

6.	Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

Social Responsibility Issues

          TIAA-CREF believes that building long-term shareholder value is consistent with directors giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company’s reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe that the following concerns should be among the issues that companies address:

•	The environmental impact of the corporation’s operations and products.

•	Equal employment opportunities for all segments of the population.

•	Employee training and development.

•	Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation’s communities and its constituencies.

          In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

          This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

          Environmental Resolutions

          TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation’s operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly specific actions or adopt very specific policies aimed at improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

          Human Rights Resolutions

          TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

          Tobacco-Related Resolutions

          TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company’s assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

          Labor Issues Resolutions

          TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

          TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

Dialogue Between TIAA-CREF and Companies

          TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past:

           a) provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the companies distribute the Statement to all executive officers and directors; b) periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management; c) arrange for occasional informal opportunities for company directors, managers, and TIAA-CREF managers to review the guidelines in the Policy Statement; and d) send copies of the Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

          We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

GUIDELINES FOR ASSESSING COMPENSATION PLANS

Equity-Based Award Compensation

          When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:

          A. Potential Dilution from Stock-Based Plans

          Red Flag: Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

          Override: Increase threshold to 25% for plans proposed by companies in human-capital-intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

          Comment: The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.

          B. Excessive Run Rate from Actual Grants

          Red Flag: In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

          Override: Increase threshold to 3% for plans proposed by companies in human-capital-intensive industries.

          Comment: The “potential dilution” test described above is a snapshot at a given point in time. That test can miss excessive transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.

          C. Reload Options

          Red Flag: Proposal provides for granting reload options.

          Override: None.

          Comment: Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	concluded

stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders’ equity.

          D. Evergreen Option Plans

          Red Flag: Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

          Override: None.

          E. Option Mega Grants

          Red Flag: Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.

          F. Option Pricing

          Red Flag: Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

          Override: None.

          G. Restricted Stock

          Red Flag: A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

          Override: Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.

          H. Coverage

          Red Flag: Plan is limited to a small number of senior employees.

          Override: Permits awards to a small number of employees at firms at the lower range of market equity capitalization.

          I. Repricing Options

          Red Flag: An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price (“underwater options”).

          Override: The company has not repriced options in the past or has excluded senior executives and board members from any repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

          Comment: Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.

          J. Excess Discretion

          Red Flag: Significant terms of awards — such as coverage, option price, or type of award provided for the proposed plan —are not specified in the proposal.

          Override: None.

          K. Bundling

          Red Flag: Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

          Override: None.

Fringe Benefits

•	Support proposals that require shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

•

Consider on a case-by-case basis proposals for prior shareholder ratification of all “golden parachute” severance agreements. Voting decisions will depend on the corporate governance profile and prior actions of the company.

•	Support proposals to limit additions to supplemental executive retirement plans at the time of executives’ retirement.

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